                                                      Registration Nos. 2-80751
                                                                       811-3618

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   Form N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [_]

       Post-Effective Amendment No. 36

                                                                            [X]
                                    and/or
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                            [_]

       Amendment No. 38

                                                                            [X]
                       (Check appropriate box or boxes)

                               -----------------

                        Metropolitan Series Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                501 Boylston Street               02116
               Boston, Massachusetts           (Zip Code)
               (Address of Principal
                 Executive Office)

      Registrant's Telephone Number, Including Area Code: 617-578-3104

                               -----------------


                            JAMES L. LIPSCOMB, ESQ.


                  Executive Vice President & General Counsel


                              MetLife Group, Inc.

                              One Madison Avenue
                           New York, New York 10010
                    (Name and Address of Agent for Service)

                                   Copy to:
                             THOMAS M. LENZ, ESQ.
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116

It is proposed that the filing will become effective (check appropriate box)
   [_] immediately upon filing pursuant to paragraph (b) of Rule 485.

   [_] on        pursuant to paragraph (b) of Rule 485.


   [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

   [_] on (date) pursuant to paragraph (a)(1) of Rule 485.
   [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.
   [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:
   [_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E


U.S. EQUITY PORTFOLIOS                     State Street Research Aurora Portfolio
                                           T. Rowe Price Small Cap Growth
Alger Equity Growth Portfolio                Portfolio
Capital Guardian U.S. Equity Portfolio
Davis Venture Value Portfolio              INTERNATIONAL/GLOBAL EQUITY
FI Value Leaders Portfolio (formerly, FI   PORTFOLIOS
  Structured Equity Portfolio)
Harris Oakmark Large Cap Value Portfolio   FI International Stock Portfolio
Jennison Growth Portfolio                    (formerly, Putnam International Stock
MetLife Stock Index Portfolio                Portfolio)
MFS Investors Trust Portfolio              Morgan Stanley EAFE(R) Index Portfolio
MFS Research Managers Portfolio            Scudder Global Equity Portfolio
Met/Putnam Voyager Portfolio
State Street Research Investment Trust     EQUITY AND FIXED-INCOME
  Portfolio                                PORTFOLIOS
State Street Research Large Cap Growth
  Portfolio (formerly, Alger Equity Growth Balanced Portfolio
  Portfolio)                               MFS Total Return Portfolio
State Street Research Large Cap Value      State Street Research Diversified
  Portfolio                                  Portfolio
T. Rowe Price Large Cap Growth Portfolio
Zenith Equity Portfolio                    FIXED-INCOME PORTFOLIOS

FI Mid Cap Opportunities Portfolio         Lehman Brothers(R) Aggregate Bond Index
Harris Oakmark Focused Value Portfolio       Portfolio
Janus Mid Cap Portfolio                    Salomon Brothers Strategic Bond
MetLife Mid Cap Stock Index Portfolio        Opportunities Portfolio
Neuberger Berman Partners Mid Cap Value    Salomon Brothers U.S. Government
  Portfolio                                  Portfolio
State Street Research Aggressive Growth    State Street Research Bond Income
  Portfolio                                  Portfolio

Franklin Templeton Small Cap Growth        MONEY MARKET PORTFOLIO
  Portfolio
Loomis Sayles Small Cap Portfolio          State Street Research Money Market
Russell 2000(R) Index Portfolio              Portfolio


This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                  MAY 1, 2004

                               TABLE OF CONTENTS


Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 235
Financial Highlights....................................................... 238

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Capital Guardian U.S. Equity Portfolio.....................................  12
Davis Venture Value Portfolio..............................................  17
FI Value Leaders Portfolio.................................................  21
Harris Oakmark Large Cap Value Portfolio...................................  26
Jennison Growth Portfolio..................................................  32
MetLife Stock Index Portfolio..............................................  37
MFS Investors Trust Portfolio..............................................  42
MFS Research Managers Portfolio............................................  47
Met/Putnam Voyager Portfolio...............................................  52
State Street Research Investment Trust Portfolio...........................  57
State Street Research Large Cap Growth Portfolio...........................  63
State Street Research Large Cap Value Portfolio............................  70
T. Rowe Price Large Cap Growth Portfolio...................................  78
Zenith Equity Portfolio....................................................  86
FI Mid Cap Opportunities Portfolio.........................................  89
Harris Oakmark Focused Value Portfolio.....................................  93
Janus Mid Cap Portfolio.................................................... 100
MetLife Mid Cap Stock Index Portfolio...................................... 108
Neuberger Berman Partners Mid Cap Value Portfolio.......................... 113
State Street Research Aggressive Growth Portfolio.......................... 118
Franklin Templeton Small Cap Growth Portfolio.............................. 124
Loomis Sayles Small Cap Portfolio.......................................... 130
Russell 2000 Index Portfolio............................................... 137
State Street Research Aurora Portfolio..................................... 143
T. Rowe Price Small Cap Growth Portfolio................................... 151
FI International Stock Portfolio........................................... 158
Morgan Stanley EAFE Index Portfolio........................................ 164
Scudder Global Equity Portfolio............................................ 170
Balanced Portfolio......................................................... 177
MFS Total Return Portfolio................................................. 185
State Street Research Diversified Portfolio................................ 192
Lehman Brothers Aggregate Bond Index Portfolio............................. 202
Salomon Brothers Strategic Bond Opportunities Portfolio.................... 208
Salomon Brothers U.S. Government Portfolio................................. 215
State Street Research Bond Income Portfolio................................ 221
State Street Research Money Market Portfolio............................... 229

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios (the "Portfolios"), which offers Class A, Class B and Class E shares. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio is a "diversified" fund. As "non-diversified" funds, the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by these Portfolios perform poorly, the Portfolios could incur greater losses than if they had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities


Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.





A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions


Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios"), Zenith Equity Portfolio and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Value Leaders Portfolio, the FI International Stock Portfolio and the FI Mid Cap Opportunities Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.


Portfolio Turnover

Except for the Index Portfolios and the Zenith Equity Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending


Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002   2003
-----  -----  -----  -----  -----  ------  ------  ------ ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%


During the period shown above, the highest quarterly return was     % for the
         quarter of     , and the lowest quarterly return was     % for the
         quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                      Life of the
                                                                       Portfolio
                                     Past One Year Past Five Years (October 31, 1994)
                                     ------------- --------------- ------------------
Class A.............................
Class B*............................
Class E**...........................
S&P 500 Index.......................

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                      Class A    Class B Class E
                                                      -------    ------- -------
   Management Fees...................................
   Distribution and Service (12b-1) Fees.............
   Other Expenses....................................
                                                      -------    ------- -------
   Total Annual Portfolio Operating Expenses.........


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............
         Class B.............
         Class E.............


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management


As of December 31, 2003, Alger managed approximately $     billion in assets
for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31,
2003, the Portfolio paid MetLife Advisers an investment advisory fee of     %
of the Portfolio's average daily net assets.

                    Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies


Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, "equity securities" are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed-income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. For the purpose of this limit, Capital Guardian may define "foreign securities" based on factors such as the place of listing and the location of the issuer's incorporation and headquarters. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Portfolio may also have exposure to foreign currencies.


  Stock Selection


In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Investment Performance Record

                                         Capital Guardian U.S. Equity Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)............  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                             Class A Class B Class E
                                                             ------- ------- -------
Management Fees.............................................
Distribution and Service (12b-1) Fees.......................
Other Expenses(1)(2)........................................
                                                                -       -       -
Total Annual Portfolio Operating Expenses(1)................

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been
        % for Class A shares,     % for Class B shares and     % for Class E
    shares.




Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................
Class B.......................
Class E.......................


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Capital Guardian U.S. Equity Portfolio



Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds. The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio's investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's fees and expenses.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                         Capital Guardian U.S. Equity Portfolio



Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.


Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Portfolio Management


Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.
As of December 31, 2003, Capital Guardian managed approximately $     billion in



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Capital Guardian U.S. Equity Portfolio


assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2003, the
Portfolio paid MetLife Advisers an investment advisory fee of     % of the
Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection




Over the years, Davis Selected has developed a list of characteristics that it believes allow companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Selected searches for companies that demonstrate a majority or an appropriate mix of these characteristics:



   . Proven track record.



   . Significant personal ownership in business.



   . Intelligent allocation of capital.



   . Smart application of technology to improve business and lower costs.



   . Strong balance sheet.



   . Low cost structure and low debt.



   . High after-tax returns on capital.



   . High quality of earnings.



   . Non-obsolescent products and services.



   . Dominant or growing market share in a growing market.



   . Global presence and brand names.



Davis Selected emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Selected routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  ----  ------ ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%




During the period shown above, the highest quarterly return was       % for the
       quarter of       , and the lowest quarterly return was       % for the
       quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


                       Average Annual Total Returns for
                          Periods Ending December 31


                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A......................................
Class B*.....................................
Class E**....................................
S&P 500 Index................................

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                  Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses(1)......................................
                                                        ------- ------- -------
Total Annual Portfolio Operating Expenses(1)...........

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been
        % for Class A shares,     % for Class B shares and     % for Class E
    shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      One Year Three Years Five Years Ten Years
                                      -------- ----------- ---------- ---------
Class A..............................
Class B..............................
Class E..............................


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management


As of December 31, 2003, Davis Selected, together with its affiliated
institutional asset management companies, managed approximately $       billion
in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.


Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31,
2003, the Portfolio paid MetLife Advisers an investment advisory fee of       %
of the Portfolio's average daily net assets.

                          FI Value Leaders Portfolio


Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection


FMR invests in companies that it believes are undervalued in the marketplace in relation to factors such as a company's assets, sales, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, earnings relative to enterprise value (the total value of a company's outstanding equity and debt), and the discounted value of a company's projected future free cash flows. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.


In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.



Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

FI Value Leaders Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                     FI Value Leaders Portfolio




Investment Performance Record


The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.


                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002    2003
-----  -----  -----  -----  -----  ----  -----  ------  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%


During the period shown above, the highest quarterly return was       % for the
       quarter of       , and the lowest quarterly return was       % for the
       quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................
Class B*......................
Class E**.....................
S&P 500 Index.................
Russell 1000 Value Index......


--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

FI Value Leaders Portfolio




Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A    Class B    Class E
                                                        -------    -------    -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses(1)......................................
                                                        -------    -------    -------
Total Annual Portfolio Operating Expenses(1)...........

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been
          % for Class A shares,       % for Class B shares and       % for
    Class E shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      One Year Three Years Five Years Ten Years
                                      -------- ----------- ---------- ---------
Class A..............................
Class B..............................
Class E..............................


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                     FI Value Leaders Portfolio




Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management


While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio are made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2003, FMR and its affiliates managed
approximately $       billion in assets. FMR's address is 82 Devonshire Street,
Boston, MA 02109.



Brian Hogan is the Portfolio Manager of the Portfolio, which he has managed since February 2004. Since joining FMR in 1994, Mr. Hogan has worked as a research analyst and manager.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2003, the
Portfolio paid MetLife Advisers an investment advisory fee of       % of the
Portfolio's average daily net assets.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies


Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2003, this included
companies with capitalizations of approximately $       billion and above.


Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.


Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 40 to 70 stocks rather than hundreds.


  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record


The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.


                                [CHART]

 1999  2000   2001    2002    2003
-----  -----  -----  ------  ------
-6.9%  12.4%  18.4%  -14.2%



During the period shown above, the highest quarterly return was       % for the
       quarter of       , and the lowest quarterly return was       % for the
       quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                   Life of the
                                                                    Portfolio
                                                                   (November 1,
                                                     Past One Year    1998)
                                                     ------------- ------------
Class A.............................................
Class B*............................................
Class E**...........................................
Russell 1000 Value Index............................

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                         Class A Class B Class E
                                                         ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price).........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)................................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A    Class B    Class E
                                                         -------    -------    -------
Management Fees.........................................
Distribution and Service (12b-1) Fees...................
Other Expenses (1)......................................
                                                         -------    -------    -------
Total Annual Portfolio Operating Expenses (1)...........

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses
    would have been       % for Class A shares,       % for Class B shares and
          % for Class E shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management


Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since
1970. As of December 31, 2003, Harris managed approximately $       billion in
assets. Harris' address is Two North LaSalle Street, Chicago, Illinois
60602-3790.



William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan, CPA, CFA, are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan, who joined Harris in 1997, has fifteen years of investment experience. Previously, he worked at Stein Roe & Farnham, managing portfolios for institutions and individuals, and served as an Internal Auditor at Continental Bank.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee of
      % of the Portfolio's average daily net assets.

                           Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC ("Jennison"), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio's assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

                                                      Jennison Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                               Class A Class B Class E
                                               ------- ------- -------
          Maximum Sales Charge Imposed on
            Purchases (as a percentage of
            offering price)...................  None    None    None
          Maximum Deferred Sales Charge
            (as a percentage of purchase price
            or redemption price, whichever is
            lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                              Class      Class      Class
                                                                A          B          E
                                                             -------    -------    -------
Management Fees.............................................
Distribution and Service (12b-1) Fees.......................
Other Expenses(1)...........................................
                                                             -------    -------    -------
Total Annual Portfolio Operating Expenses(1)................

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been
          % for Class A shares,       % for Class B shares and       % for
    Class E shares.

Jennison Growth Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.


  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                      Jennison Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.



  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.


Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.



Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Portfolio Management


As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Jennison Growth Portfolio




Spiros "Sig" Segalas, Kathleen McCarragher and Michael Del Balso are the portfolio managers of the Portfolio. Mr. Segalas is a founding member, a Director, President and the Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. Kathleen McCarragher is a Director and Executive Vice President of Jennison. She is also Jennison's Head of Growth Equity. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer L.L.C., where she was a managing director and the Director of Large Cap Growth Equities. Michael Del Balso is a Director and Executive Vice President of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso has been in the investment business since 1968. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2003, the
Portfolio paid MetLife Advisers an investment advisory fees of        of the
Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%



During the period shown above, the highest quarterly return was     % for the
        quarter of       , and the lowest quarterly return was       % for the
     quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................
Class B*......................
Class E*......................
S&P 500 Index.................

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B    Class E
                                                        ------- -------    -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  -------    ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      One Year Three Years Five Years Ten Years
                                      -------- ----------- ---------- ---------
Class A..............................
Class B..............................
Class E..............................

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.


Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the index.


  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                  MetLife Stock Index Portfolio



affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December
31, 2003, Metropolitan Life managed approximately $     billion in assets for
the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies


Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.


  Stock Selection


MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio managers and MFS' large group of equity research analysts.


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:


   . A general decline in U.S. or foreign stock markets.


   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.



   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                  MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%


During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                          Life of the Portfolio
                                            Past One Year   (April 30, 1999)
                                            ------------- ---------------------
Class A....................................
Class B*...................................
Class E**..................................
S&P 500 Index..............................

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses(1)......................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........
Fee Waiver and/or Expense Reimbursement(2).............
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been
        % for Class A shares,     % for Class B shares and     % for Class E
    shares and the Portfolio's Net Operating Expenses would have been     % for
    Class A shares,   % for Class B shares and     % for Class E shares.


(2) MetLife Advisers has contractually agreed, for the period May 1, 2004 through April 30, 2005, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      One Year Three Years Five Years Ten Years
                                      -------- ----------- ---------- ---------
Class A..............................
Class B..............................
Class E..............................


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

                                                  MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.




Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.













A forward contract is an
agreement to buy or sell
securities or currencies on a
specified future date at a
specific price. A forward
contract is one kind of
derivative.

A derivative is a financial
instrument whose value is
based on (derived from)
changes in the value of
something else, such as a
currency, an interest rate or a
security.

MFS Investors Trust Portfolio





Portfolio Management


As of December 31, 2003, MFS managed approximately $140.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies


Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets.


  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:


   . A general decline in U.S. or foreign stock markets.


   . Poor performance of individual equity securities held by the Portfolio.




   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%


During the period shown above, the highest quarterly return was     % for the
       quarter of     , and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                           Life of the Portfolio
                                             Past One Year   (April 30, 1999)
                                             ------------- ---------------------
Class A.....................................
Class B*....................................
Class E**...................................
S&P 500 Index...............................

--------

*  No Class B shares of this Portfolio were outstanding as of December 31, 2003.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses(1)......................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........



--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been
        % for Class A shares,     % for Class B shares and     % for Class E
    shares and the Portfolio's Net Operating Expenses would have been     % for
    Class A shares,     % for Class B shares and     % for Class E shares.




Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.


Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.





A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. A forward contract is one kind of derivative.



A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                                                MFS Research Managers Portfolio





  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Portfolio Management


As of December 31, 2003, MFS managed approximately $140.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of equity research analysts.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.






Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                   Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%


During the period shown above, the highest quarterly return was     % for the
       quarter of     , and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................
Class B*......................
Class E**.....................
Russell 1000 Growth Index.....

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------- ------  -------
Total Annual Portfolio Operating Expenses..............
Fee Waiver and/or Expense Reimbursement (1)............
                                                        ------- ------  -------
Net Operating Expenses (1).............................

--------

(1) MetLife Advisers has contractually agreed, for the period May 1, 2004 through April 30, 2005, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      One Year Three Years Five Years Ten Years
                                      -------- ----------- ---------- ---------
Class A..............................
Class B..............................
Class E..............................

                                                   Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Portfolio Management


Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2003, Putnam and its affiliates managed in excess of
$     billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.


The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.




The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies


State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that State Street Research believes have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.


  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                   Past One Year Past Five Years Past Ten Years
                                   ------------- --------------- --------------
Class A...........................
Class B*..........................
Class E*..........................
S&P 500 Index.....................

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                               State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses (1).....................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses (1)..........

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      One Year Three Years Five Years Ten Years
                                      -------- ----------- ---------- ---------
Class A..............................
Class B..............................
Class E..............................

State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities


In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in ADRs.


Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                               State Street Research Investment Trust Portfolio


a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Investment Trust Portfolio


desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management


As of December 31, 2003, State Street Research, together with its affiliate SSR
Realty, managed approximately $     billion in assets. State Street Research,
an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.



John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2003 the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

               State Street Research Large Cap Growth Portfolio



Investment Objective



The investment objective of the Portfolio is long-term growth of capital.



Principal Investment Strategies



State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.



  Stock Selection



The Portfolio invests primarily in stocks believed by State Street Research to have long-term growth potential. In selecting stocks, State Street Research seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 50-75 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio's assets are expected to be invested in stocks of companies listed in the Russell 1000(R) Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included among the 1,000 largest U.S. companies based on total market capitalization. The Portfolio may from time to time emphasize one or more growth sectors. In addition, State Street Research tries to manage risk relative to the Russell 1000 Growth Index.



State Street Research seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. State Street Research emphasizes fundamental research in seeking to successfully identify and invest in these companies. State Street Research's disciplined investment process emphasizes bottom-up stock selection and risk management techniques.



Principal Investment Risks



Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:



  .  A general decline in U.S. or foreign stock markets.



  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

State Street Research Large Cap Growth Portfolio





  .  Potentially rapid price changes (volatility) of equity securities.



  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                               State Street Research Large Cap Growth Portfolio




Investment Performance Record



The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. to State Street Research and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.



                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002   2003
-----  -----  -----  -----  -----  ------  ------  ------ ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%



During the period shown above, the highest quarterly return was     % for the
         quarter of     , and the lowest quarterly return was     % for the
         quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.



Average Annual Total Returns for Periods Ending December 31



                                                                      Life of the
                                                                       Portfolio
                                     Past One Year Past Five Years (October 31, 1994)
                                     ------------- --------------- ------------------
Class A.............................
Class B*............................
Class E**...........................
S&P 500 Index.......................

--------

* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.


** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

State Street Research Large Cap Growth Portfolio





Fees and Expenses



This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.



Shareholder Fees (fees paid directly from your investment)



                                              Class A Class B Class E
                                              ------- ------- -------
          Maximum Sales Charge Imposed on
            Purchases (as a percentage of
            offering price)..................  None    None    None
          Maximum Deferred Sales Charge (as
            a percentage of purchase price or
            redemption price, whichever is
            lower)...........................  None    None    None



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................
   Distribution and Service (12b-1) Fees.............
   Other Expenses....................................
                                                      ------  ------  ------
   Total Annual Portfolio Operating Expenses.........



Example



This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.



Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............
         Class B.............
         Class E.............

                               State Street Research Large Cap Growth Portfolio




More About Investment Strategies and Risks



  Equity Securities



In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.



Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.





Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.



Mutual Funds. The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio's investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's fees and expenses.



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools

State Street Research Large Cap Growth Portfolio




of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.



  Foreign Securities



In addition to the risks associated with securities generally, foreign securities present additional risks.



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.





  Derivatives



The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.



These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.



A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.



A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.



An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.



A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                               State Street Research Large Cap Growth Portfolio




these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.



Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



Portfolio Management



As of December 31, 2003, State Street Research, together with its affiliate SSR
Realty, managed approximately $       billion in assets. State Street Research,
an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.



State Street Research's Large Cap Growth Team has been responsible for the day-to-day management of the Portfolio since May 1, 2004.



Effective May 1, 2004, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio's average daily net assets, 0.65% for amounts over $1 billion. Prior to May 1, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee of
      % of the Portfolio's average daily net assets.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies


State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks and convertible securities. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000(R) Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2003, the smallest company in the Russell 1000 Index had a
market capitalization of approximately $     billion. In the future, State
Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as U.S. Government bonds and smaller capitalization stocks. The Portfolio may invest in foreign securities.


  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

                                State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

State Street Research Large Cap Value Portfolio


Investment Performance Record



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............
Fee Waiver and/or Expense Reimbursement (1)............
                                                        ------  ------  ------
Net Operating Expenses (1).............................

--------

(1) MetLife Advisers has contractually agreed, for the period May 1, 2004 through April 30, 2005, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

                                State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      One Year Three Years Five Years Ten Years
                                      -------- ----------- ---------- ---------
Class A..............................
Class B..............................
Class E..............................

State Street Research Large Cap Value Portfolio

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management


As of December 31, 2003, State Street Research, together with its affiliate SSR
Realty, managed approximately $     billion in assets. State Street Research,
an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.



Peter A. Zuger and Arthur J. Barry are the portfolio managers of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Barry, a senior vice president, joined the firm in 2003. During the past five years he has also served as a senior portfolio manager at Invesco Capital Management, and as a vice president and lead portfolio manager at Federated Research Corp.





The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2003, the Portfolio paid MetLife
Advisers an investment advisory fee of     % of the Portfolio's average daily
net assets.

                                State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund


The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager of both State Street Research Large-Cap Value Fund and the Portfolio. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.



                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2003.....................
Average Annual Total Return for the
  Past Three Years Ended December 31,
  2003..................................
Average Annual Total Return for the
  Past Five Years Ended December 31,
  2003..................................
Average Annual Total Return Since
  November 1, 1998......................



/1/  As of December 31, 2003, State Street Research Large-Cap Value Fund had
     assets of $     million. The total returns were calculated using the
     actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.


/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies


T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2003, this included companies with capitalizations of approximately
$     billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.


  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                       T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%  -23.2%



During the period shown above, the highest quarterly return was   % for the
       quarter of     , and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                           Life of the Portfolio
                                             Past One Year  (November 1, 1998)
                                             ------------- ---------------------
Class A.....................................
Class B*....................................
Class E**...................................
S&P 500 Index...............................

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                       T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees.........................................
Distribution and Service (12b-1) Fees...................
Other Expenses(1).......................................
                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses(1)............

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses
    would have been   % for Class A shares,   % for Class B shares and   % for
    Class E shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................

T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                       T. Rowe Price Large Cap Growth Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.


These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.


Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same

T. Rowe Price Large Cap Growth Portfolio


general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management


A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2003, T. Rowe Price and its affiliates had investment management arrangements in effect for about $ billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.


The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

                                       T. Rowe Price Large Cap Growth Portfolio




The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31,
2003, the Portfolio paid MetLife Advisers an investment advisory fee of   % of
the Portfolio's average daily net assets.

                            Zenith Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies


The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund, rather than in a portfolio of securities. MetLife Advisers invests the Portfolio's assets equally among the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and FI Value Leaders Portfolio (together, the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Zenith Equity will invest at least 80% of its assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. Each Underlying Portfolio has a different subadviser that will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.


The Portfolio pays its share of each Underlying Portfolio's expenses, as well as the Portfolio's own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Underlying Portfolios

Capital Guardian U.S. Equity Portfolio: long-term growth of capital.

Jennison Growth Portfolio: long-term growth of capital.


FI Value Leaders Portfolio: long-term growth of capital.


For further information about the Underlying Portfolios, including those Portfolios' principal investment strategies and risks, please see the sections of this Prospectus pertaining to each Underlying Portfolio.

                                                        Zenith Equity Portfolio



Investment Performance Record


The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its investment objective and policies to invest in the Underlying Portfolios rather than in a portfolio of securities. On that date, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser but MetLife Advisers remained as investment adviser. The performance information set forth below includes results prior to these changes. CGM was the adviser to the Portfolio from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.


                                    [CHART]

1993    1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  ------ -----  -----  -----  -----  -----  -----  -------  ------
15.0%  -7.1%  38.0%  21.1%  23.5%  34.1%  15.7%  -4.7%  -16.4%   -22.0%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                         Past One Year Past Five Years Past Ten Years
                                         ------------- --------------- --------------
Class A.................................
Class B*................................
Class E*................................
S&P 500 Index...........................

--------

* No Class B or Class E shares of the Portfolio were outstanding as of December 31, 2003.


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Zenith Equity Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price whichever is lower)..  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees(1)......................................
Distribution and Service (12b-1) Fees...................
Other Expenses(1).......................................
                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses(1)............

--------

(1) The Total Annual Operating Expenses reflect the expenses of both the Portfolio and the Underlying Portfolios. The Portfolio does not directly pay a management fee, but indirectly pays a management fee through its investment in the Underlying Portfolios.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example reflects the expenses of both the Portfolio and the Underlying Portfolios.

Although your actual costs may be higher or lower, based on the assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................


Portfolio Management


MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio directly without a subadviser. As of December 31, 2003, MetLife
Advisers managed approximately $   billion in assets. MetLife Advisers' address
is 501 Boylston Street, Boston, Massachusetts 02116.



The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investment in the Underlying Portfolios.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio



Investment Performance Record



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                   Class A Class B  Class E
                                                   ------- -------- --------
Management Fees...................................
Distribution and Service (12b-1) Fees.............
Other Expenses....................................
                                                   ------  -------- --------
Total Annual Portfolio Operating Expenses.........




Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................
Class B.......................
Class E.......................


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

                                             FI Mid Cap Opportunities Portfolio



Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio


make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management


While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2003, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.


Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.


Prior to May 1, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million. Effective May 1, 2004 the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers annualized investment
advisory fees equal to   % of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies


Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December
31, 2003, this capitalization range was $     billion to $     billion. This
capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.


Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                         Harris Oakmark Focused Value Portfolio


Investment Performance Record


The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%



During the period shown above, the highest quarterly return was     % for the
       quarter of     , and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................
Class B*......................
Class E*......................
Russell Midcap Index..........

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees.........................................
Distribution and Service (12b-1) Fees...................
Other Expenses..........................................
                                                         ------- ------  ------
Total Annual Portfolio Operating Expenses...............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................

                                         Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Focused Value Portfolio



Portfolio Management


Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since
1970. As of December 31, 2003, Harris manages approximately $       billion in
assets. Harris' address is Two North LaSalle Street, Chicago, Illinois
60602-3790.


William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                                         Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.


                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2003............
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2003............
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2003............


/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies


Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2003, this included companies with capitalizations between approximately
$       billion and $       billion.


The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                        Janus Mid Cap Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002    2003
-----  ------  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%



During the period shown above, the highest quarterly return was       % for the
       quarter of       , and the lowest quarterly return was       % for the
       quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................
Class B*......................
Class E*......................
Russell Midcap Growth Index...

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                        Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................
Distribution and Service (12b-1) Fees........
Other Expenses...............................
                                              ------  ------  ------
Total Annual Portfolio Operating Expenses....


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................
Class B.......................
Class E.......................

Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

                                                        Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                        Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management


Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31,
2003, Janus managed approximately $       billion in assets. Janus is located
at 100 Fillmore Street, Denver, Colorado 80206-4928.



Jonathan D. Coleman, CFA, Vice President of Janus, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1994 as a research analyst.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2003, the Portfolio paid MetLife
Advisers an investment advisory fee of       % of the Portfolio's average daily
net assets.


Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies


The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2003, the median stock market
capitalization of companies in the S&P MidCap 400 Index was $       billion.
Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.


Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                          MetLife Mid Cap Stock Index Portfolio


Investment Performance Record


The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.


                                    [CHART]


 2001    2002    2003
-----   ------  ------
-1.2%   -14.9%




During the period shown above, the highest quarterly return was       % for the
       quarter of       , and the lowest quarterly return was       % for the
       quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                           Life of the Portfolio
                                             Past One Year    (July 1, 2000)
                                             ------------- ---------------------
Class A.....................................
Class B*....................................
Class E*....................................
S&P MidCap 400 Index........................

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees.........................................
Distribution and Service (12b-1) Fees...................
Other Expenses..........................................
                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses...............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................

                                          MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.


Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the index.


  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio



Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2003,
Metropolitan Life managed approximately $       billion in assets for the Fund.
Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies


Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2003, this included companies with market capitalizations between
approximately $       billion and $       billion. The Portfolio may invest in
foreign securities.


  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow


  .  a sound earnings record through all phases of the market cycle.


Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record


The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.


                                    [CHART]

1999   2000    2001  2002    2003
-----  -----  -----  -----  ------
17.6%  28.3%  -2.5%  -9.6%




During the period shown above, the highest quarterly return was       % for the
       quarter of       , and the lowest quarterly return was       % for the
       quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                           Life of the Portfolio
                                             Past One Year Past Five Years  (November 1, 1998)
                                             ------------- --------------- ---------------------
Class A.....................................
Class B*....................................
Class E*....................................
S&P MidCap 400/Barra Value Index............

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                         Class A Class B Class E
                                                         ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price).........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)................................................  None    None    None

                              Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees.........................................
Distribution and Service (12b-1) Fees...................
Other Expenses (1)......................................
                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses (1)...........

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses
    would have been       % for Class A shares,       % for Class B shares and
          % for Class E shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................

Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                              Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management


Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with
assets as of December 31, 2003 of about $       billion. Neuberger Berman is
located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.



Andrew B. Wellington is the manager of the portfolio and David M. DiDomenico is the Portfolio's Associate Manager. Mr. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, he was a portfolio manager at another firm. Mr. DiDomenico, a Vice President of Neuberger Berman, has served as Associate Manager of the Portfolio since December 2003. From 2002 until he became Associate Manager of the Portfolio, he was an analyst for the Portfolio. He worked for a private equity firm from 1999 to 2002, prior to which he was an analyst at another investment firm.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an
investment advisory fee of   % of the Portfolio's average daily net assets.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies


State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap(R) Growth Index, the S&P MidCap 400 Index or a similar index. As of June 30, 2003, the Russell Midcap Index included companies with
market capitalizations ranging from $       to $       billion.


The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under "More About Investment Strategies and Risks--Foreign Securities."

  Stock Selection


In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                              State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1994   1995   1996  1997  1998   1999    2000   2001    2002    2003
-----  -----  ----  ----  -----  -----  -----  ------  ------  ------
-1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%  -28.7%


During the period shown above, the highest quarterly return was       % for the
       quarter of       , and the lowest quarterly return was       % for the
       quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................
Class B*...........................
Class E**..........................
Russell Midcap Growth Index........

--------

*  No Class B shares of this Portfolio were outstanding as of December 31, 2003.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees.........................................
Distribution and Service (12b-1) Fees...................
Other Expenses (1)......................................
                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses (1)...........

--------

(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses
    would have been       % for Class A shares,       % for Class B shares and
          % for Class E shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................

                              State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities


In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in ADRs.


Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

State Street Research Aggressive Growth Portfolio



Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                              State Street Research Aggressive Growth Portfolio


securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management


As of December 31, 2003, State Street Research, together with its affiliate SSR
Realty, managed approximately $       billion in assets. State Street Research,
an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.


Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an
investment advisory fee of       % of the Portfolio's average daily net assets.





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                 Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies


Franklin Advisers, Inc. ("Franklin Templeton"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in the equity securities of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2003, the highest market capitalization value
in the Russell 2000 Index was $    billion. A company continues to be
considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.


With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

  Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

                                  Franklin Templeton Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Franklin Templeton Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

   [CHART]

 2002    2003
------  ------
-27.8%


During the period shown above, the highest quarterly return was   % for the
     quarter of       , and the lowest quarterly return was   % for the
quarter of       . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                  Life of the Portfolio
                                    Past One Year     (May 1, 2001)
                                    ------------- ---------------------
Class A............................
Class B............................
Class E............................
Russell 2000 Growth Index..........




Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                  Franklin Templeton Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------- ------
Total Annual Portfolio Operating Expenses..............
Fee Waiver and/or Expense Reimbursement (1)............
                                                        ------  ------- ------
Net Operating Expenses (1).............................

--------

(1) MetLife Advisers has contractually agreed, for the period May 1, 2004 through April 30, 2005, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

Franklin Templeton Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of

                                  Franklin Templeton Small Cap Growth Portfolio


development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management


Together, Franklin Templeton and its affiliates manage over $    billion in
assets. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.


The team responsible for the Portfolio's management is made up of the following managers:


The Portfolio is managed by a team of investment professionals led by Edward B. Jamieson, Executive Vice President of Franklin Templeton. Mr. Jamieson joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since the Portfolio's inception. The other team members include Michael McCarthy, Vice President of Franklin Templeton and Aidan O'Connell, Portfolio Manager of Franklin Templeton. Mr. McCarthy joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since the Portfolio's inception. Mr. O'Connell joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since its inception. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee of
    % of the Portfolio's average daily net assets.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

                                              Loomis Sayles Small Cap Portfolio




   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.


   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                           [CHART]


1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  ----  -----  ------  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%


During the period shown above, the highest quarterly return was      % for the
       quarter of     , and the lowest quarterly return was      % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                           Life of the Portfolio
                             Past One Year Past Five Years     (May 2, 1994)
                             ------------- --------------- ---------------------
Class A.....................
Class B*....................
Class E**...................
Russell 2000 Index..........

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                         Class A Class B Class E
                                                         ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price).........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)................................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees.........................................
Distribution and Service (12b-1) Fees...................
Other Expenses..........................................
                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses...............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................
Class B...............................
Class E...............................

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management


Loomis Sayles has been in the investment management business since 1926. As of
December 31, 2003, Loomis Sayles managed approximately $   billion in assets.
Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.


Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31,
2003, the Portfolio paid MetLife Advisers an investment advisory fee of   % of
the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective


The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.


Principal Investment Strategies


The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2003, the average stock market capitalization of
companies in the Russell 2000 Index was approximately $   million. Metropolitan
Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.


Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Russell 2000 Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                                   Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

             [CHART]

1999   2000   2001   2002    2003
-----  -----  ----  ------  ------
22.7%  -3.8%  0.9%  -20.5%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................
Class B*.....................................
Class E*.....................................
Russell 2000 Index...........................

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

                                                   Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.


Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio



is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2003, Metropolitan
Life managed approximately $     billion in assets for the Fund. Metropolitan
Life is located at 1 Madison Avenue, New York, New York 10010.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies


State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000(R) Value Index or the S&P SmallCap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.



State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.


  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                         State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

       [CHART]

2001    2002    2003
-----  ------  ------
16.0%  -21.3%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................
Class B*.....................................
Class E*.....................................
Russell 2000 Value Index.....................

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

                                         State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

                                         State Street Research Aurora Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Aurora Portfolio



Portfolio Management


As of December 31, 2003, State Street Research, together with its affiliate SSR
Realty, managed approximately $     billion in assets. State Street Research,
an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.





Paul Haagensen and Caroline Evascu are the portfolio managers of the Portfolio. Since May 2003, they have been part of a portfolio management team responsible for the day-to-day management of the Portfolio. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective


The investment objective of the Portfolio is long-term capital growth.


Principal Investment Strategies


T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2003, this included companies with market
capitalizations of approximately $     billion and below. A company will
continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.


  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                       T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                [CHART]

1998  1999   2000   2001    2002    2003
----  -----  -----  -----  ------  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%


During the period shown above, the highest quarterly return was      % for the
       quarter of     , and the lowest quarterly return was      % for the
third quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................
Class B*.....................................
Class E**....................................
Russell 2000 Growth Index....................

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................
Distribution and Service (12b-1) Fees.............
Other Expenses....................................
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

                                       T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.


These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.


Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

                                       T. Rowe Price Small Cap Growth Portfolio



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management


A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2003, T. Rowe Price and its affiliates had investment management arrangements in effect for about
$      billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore,
Maryland 21202.


The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2003, the Portfolio paid MetLife
Advisers an investment advisory fee of     % of the Portfolio's average daily
net assets.

                       FI International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies


Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of the Portfolio's assets in stocks. You will receive 60 days' prior notice if this 80% minimum is going to change. FMR normally invests the Portfolio's assets primarily in common stocks.


  Stock Selection

FMR normally diversifies the Portfolio's investments across different countries and regions. In allocating the Portfolio's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

  Country or Geographic Region

FMR considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S. FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.


Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                               FI International Stock Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

FI International Stock Portfolio


Investment Performance Record


The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC ("Putnam") as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam and Santander.


                             [CHART]

1994  1995  1996   1997   1998   1999    2000    2001    2002    2003
----  ----  -----  -----  -----  -----  ------  ------  ------  ------
5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%



During the period shown above, the highest quarterly return was   % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................         %              %              %
Class B*........................         %              %              %
Class E**.......................         %              %              %
MSCI EAFE Index.................         %              %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                               FI International Stock Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees (1)....................................      %       %       %
Distribution and Service (12b-1) Fees..................      %       %       %
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses (2)..........      %       %       %
Fee Waiver (1)(2)......................................      %       %       %
                                                         -----   -----   -----
Net Operating Expenses (1)(2)..........................      %       %       %

--------
(1) MetLife Advisers, LLC has contractually agreed, for the period December 16, 2003 through April 30, 2005, to waive its management fee to 0.86% for each Class of the Portfolio for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. It is expected that the Board of Directors of the Fund will approve an amendment to the advisory agreement between the Fund and MetLife Advisers, LLC prior to April 30, 2005 to reduce the management fee to 0.86% for each Class of the Portfolio for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. If this occurs, the contractual fee waiver will be replaced by such amended advisory agreement.
(2) Total Annual Portfolio Operating Expenses are based on amounts incurred during the Portfolio's most recent fiscal year. Net Operating Expenses reflect the current management fees of the Portfolio including the fee waiver of MetLife Advisers, LLC.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

FI International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.


Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                               FI International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management


While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2003, FMR and its affiliates managed
approximately $    billion in assets. FMR's address is 82 Devonshire Street,
Boston MA 02109.


Penny Dobkin is the Portfolio Manager of the Portfolio. Ms. Dobkin has worked as a research analyst and manager at FMR since 1980.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies


The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2003, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.


Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

               [CHART]

1999    2000    2001    2002    2003
-----  ------  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................
Class B*..........................................
Class E*..........................................
MSCI EAFE Index...................................

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............




Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the index.


Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management


Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2003, Metropolitan Life
managed approximately $    billion in assets for the Fund. Metropolitan Life is
located at 1 Madison Avenue, New York, New York 10010.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        Scudder Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies


Deutsche Investment Management Americas Inc. ("Deutsche Investment Management"), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio's assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Although the Portfolio can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.


  Stock Selection

In choosing stocks, Deutsche Investment Management uses a combination of three analytical disciplines:

Bottom-up research. Deutsche Investment Management looks for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. Deutsche Investment Management primarily invests in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Deutsche Investment Management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Investment Management intends to keep the Portfolio's holdings diversified across industries and geographical areas, although, depending on its outlook, it may increase or reduce the Portfolio's exposure to a given industry or area.

Deutsche Investment Management uses analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Deutsche Investment Management uses several strategies in seeking to reduce downside risk, including : (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                                Scudder Global Equity Portfolio



The Portfolio will normally sell a stock when Deutsche Investment Management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Scudder Global Equity Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                  [CHART]

1998   1999   2000    2001    2002    2003
-----  -----  -----  ------  ------  ------
16.0%  25.2%  -1.6%  -16.1%  -16.0%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the third
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                                 Life of the Portfolio
                                                   Past One Year Past Five Years    (March 1, 1997)
                                                   ------------- --------------- ---------------------
Class A...........................................
Class B*..........................................
Class E**.........................................
MSCI World Index (net dividends)..................
--------
*  No Class B shares of this Portfolio were outstanding as of December 31, 2003.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                                Scudder Global Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

Scudder Global Equity Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Deutsche Investment Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Deutsche Investment Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                Scudder Global Equity Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed-income instruments owned by the Portfolio.


  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Scudder Global Equity Portfolio



Portfolio Management


Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management. As of December 31, 2003 Deutsche Investment Management had more
than $     billion in assets under management. Deutsche Investment Management is located at 345 Park Avenue, New York, New York 10154.





The Portfolio is co-managed by Steve M. Wreford and Oliver Kratz, who are Directors of Deutsche Investment Management. Mr. Wreford joined Deutsche Investment Management in 2000 and the Portfolio in 2002. Prior to joining Deutsche Investment Management, Mr. Wreford worked for five years as a telecommunications and technology equity analyst for CCF International, New York, and CCF Charterhouse, London, and as a management consultant in telecommunications for KPMG, UK. Mr. Kratz joined Deutsche Investment Management in 1996 and the Portfolio in 2003.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio's average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million billion. For the year ended December 31,
2003, the Portfolio paid MetLife Advisers an investment advisory fee of     %
of the Portfolio's average daily net assets.

                              Balanced Portfolio

Investment Objective

The investment objective of the Portfolio is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Portfolio, invests the Portfolio's assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Portfolio invested in equity securities from 50% to 70% of the Portfolio's total assets and the fixed-income investments from 30% to 50% of the Portfolio's total assets. Wellington Management will invest the equity portion of the Portfolio primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Portfolio in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Portfolio's total assets in equity securities and 30% to 50% of the Portfolio's total assets in fixed-income securities. Wellington Management will divide the Portfolio's assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.


Equity Securities. Wellington Management invests the equity portion of the Portfolio using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), employment gains, and the outlook for inflation and interest rates, is considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy over the next 12-18 months. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.




Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Balanced Portfolio


Wellington Management selects for the Portfolio stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the equity portion of the Portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.


Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the fixed-income portion of the Portfolio, which may consist of a variety of securities, including, but not limited to:


   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities


   . Yankee bonds


   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.


Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Portfolio's fixed-income portion will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2003, the average duration of this Index was 4.6 years.


Wellington Management may invest up to 25% of the Portfolio's fixed-income portion in high yield and non-U.S. dollar bonds and up



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.


Yankee bonds are fixed-income securities issued by foreign companies in U.S. dollars.


Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                                             Balanced Portfolio


to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" and "More About Investment Strategies and Risks" below.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Balanced Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                          [CHART]

1995   1996   1997   1998  1999   2000   2001    2002    2003
-----  -----  -----  ----  -----  -----  -----  ------  ------
24.8%  16.9%  16.2%  9.1%  -5.1%  -1.9%  -4.5%  -13.5%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                      Life of the Portfolio
                                        Past One Year Past Five Years  (October 31, 1994)
                                        ------------- --------------- ---------------------
Class A................................
Class B*...............................
Class E**..............................
S&P 500 Index..........................
Lehman Brothers Government/Credit
  Index................................
Lehman Brothers Aggregate Bond Index***

--------

*  No Class B shares of this Portfolio were outstanding as of December 31, 2003.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers
    Government/Credit Index. The Portfolio's subadviser believes that the Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

                                                             Balanced Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................
Distribution and Service (12b-1) Fees.............
Other Expenses(1).................................
                                                   ------  ------  -------
Total Annual Portfolio Operating Expenses(1)......

--------

(1) Wellington Management directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been
        % for Class A shares,     % for Class B shares and     % for Class E
    shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

Balanced Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                             Balanced Portfolio


as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Balanced Portfolio



Portfolio Management


Wellington Management has been in the investment management business since 1928. As of December 31, 2003, the company managed approximately $393.9 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.



Maya K. Bittar, CFA, manages the equity portion of the Portfolio and Thomas L. Pappas, CFA, manages the fixed-income portion of the Portfolio. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company as a Senior Portfolio Manager. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He joined the firm in 1987. Mr. Pappas serves as Chairman of Wellington Management's Core Bond Strategy Group and is a senior member of the firm's Mortgage Strategy Group.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee of
    % of the Portfolio's average daily net assets.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies


Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stocks, and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more).



The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.


  Investment Selection


Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS' assessment of the earnings, cash flows, competitive position and management abilities of the issuer.


Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.



Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.



Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.


   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.


   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                     MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                              [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
-1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%



During the period shown above, the highest quarterly return was      % for the
       quarter of     , and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................
Class B*...........................
Class E**..........................
S&P 500 Index......................
Lehman Brothers Government/Credit
  Index............................
Lehman Brothers Aggregate Bond
  Index***.........................

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

** No Class E shares of this Portfolio were outstanding as of December 31, 2003.


*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers
    Government/Credit Index. The Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

                                                     MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.





Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.




A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                                                     MFS Total Return Portfolio



the Portfolio's net assets would be invested in securities considered to be illiquid by the subadviser.


Portfolio Management


As of December 31, 2003, MFS managed approximately $140.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.


The Portfolio's investments in equity securities will be in stocks and convertible securities that State Street Research believes have long-term growth potential.



The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.


In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio

may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.


As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in ADRs.


  Investment Selection


Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.


Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio




State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2003, the
duration of this index was      years.



Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government Securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.


  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.


  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.



Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                             [CHART]

1994   1995    1996  1997   1998   1999  2000  2001    2002    2003
-----  -----  -----  -----  -----  ----  ----  -----  ------  ------
-3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................
Class B*......................
Class E**.....................
S&P 500 Index.................
Lehman Brothers Aggregate
  Bond Index..................

--------

*  No Class B shares of this Portfolio were outstanding as of December 31, 2003.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................
Distribution and Service (12b-1) Fees.............
Other Expenses (1)................................
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses (1).....

--------

(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.


Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management


As of December 31, 2003, State Street Research, together with its affiliate SSR
Realty, managed approximately $     billion in assets. State Street Research,
an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.


State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio



regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997. The State Street Research Asset Allocation Committee allocates assets among the portions of the Portfolio.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective


The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.


Principal Investment Strategies


The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.


Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are



Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio

deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.


  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.



  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

          [CHART]


1999   2000   2001  2002    2003
-----  -----  ----  -----  ------
-1.4%  11.4%  7.4%  10.2%




During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................
Class B*..........................................
Class E*..........................................
Lehman Brothers Aggregate Bond Index..............

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.



Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the index.



  Foreign Securities



In addition to the risks associated with securities generally, foreign securities present additional risks.



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio




Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.



Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management


Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2003, Metropolitan Life
managed approximately $     billion in assets for the Fund. Metropolitan Life
is located at 1 Madison Avenue, New York, New York 10010.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.



A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective


The investment objective of the Portfolio is to maximize total return consistent with preservation of capital.


Principal Investment Strategies


Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities, including obligations of the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.


  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.


SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 3 to 7 years.


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."


Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.


Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                        Salomon Brothers Strategic Bond Opportunities Portfolio



   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.


   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                        [CHART]


1995   1996   1997   1998  1999  2000  2001  2002  2003
-----  -----  -----  ----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%  9.6%


During the period shown above, the highest quarterly return was     % for the
       quarter of     , and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                                   Life of the Portfolio
                                     Past One Year Past Five Years  (October 31, 1994)
                                     ------------- --------------- ---------------------
Class A.............................
Class B*............................
Class E**...........................
Lehman Brothers Aggregate Bond Index

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                        Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Salomon Brothers Strategic Bond Opportunities Portfolio


securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.


Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by the subadviser.


Portfolio Management


As of December 31, 2003, SBAM managed approximately $     billion in assets.
SBAM is located at 399 Park Avenue, New York, New York 10022.


SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective


The investment objective of the Portfolio is to maximize total return consistent with preservation of capital and maintenance of liquidity.


Principal Investment Strategies


Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.


  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.


SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, the portfolio manager of the Portfolio allocates assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.



SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2 and 5 years.




Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers U.S. Government Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

                                     Salomon Brothers U.S. Government Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.
                        [CHART]


1995   1996  1997  1998  1999  2000   2001  2002  2003
-----  ----  ----  ----  ----  -----  ----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%  7.9%


During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                                                        Life of the Portfolio
                          Past One Year Past Five Years  (October 31, 1994)
                          ------------- --------------- ---------------------
Class A..................
Class B*.................
Class E**................
Lehman Brothers
  Intermediate
  Government Bond Index..

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers U.S. Government Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................
Distribution and Service (12b-1) Fees........
Other Expenses (1)...........................
                                              ------  ------- ------
Total Annual Portfolio Operating Expenses (1)

--------
(1) In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio's Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

                                     Salomon Brothers U.S. Government Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Salomon Brothers U.S. Government Portfolio




Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by the subadviser.


Portfolio Management


As of December 31, 2003, SBAM managed approximately $     billion in assets.
SBAM is located at 399 Park Avenue, New York, New York 10022.


Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies


State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency ("U.S. Government Securities"), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.


In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."


Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.



Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Bond Income Portfolio


The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.


State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2003, the duration of this index was years.


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.


   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                    State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                            [CHART]

1994   1995   1996  1997   1998  1999   2000  2001  2002  2003
-----  -----  ----  -----  ----  -----  ----  ----  ----  ----
-3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%


During the period shown above, the highest quarterly return was     % for the
       quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31



                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................
Class B*..............................
Class E**.............................
Lehman Brothers Aggregate Bond Index..

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................
Distribution and Service (12b-1) Fees.............
Other Expenses....................................
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................
Class B................................................
Class E................................................

                                    State Street Research Bond Income Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Bond Income Portfolio

securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                                    State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

State Street Research Bond Income Portfolio



Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.




Portfolio Management


As of December 31, 2003, State Street Research, together with its affiliate SSR Realty, managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.


State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.


The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2003, the
Portfolio paid MetLife Advisers an investment advisory fee of     % of the
Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies


State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.


  Investment Selection


The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.


The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.


Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

State Street Research Money Market Portfolio




   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.


   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

                                   State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                          [CHART]

1994  1995  1996  1997  1998  1999  2000  2001  2002  2003
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%


During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.


Average Annual Total Returns for Periods Ending December 31


                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................
Class B*......................
Class E**.....................
91-Day Treasury Bill Rate.....

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

** No Class E shares of this Portfolio were outstanding as of December 31, 2003.

State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................
Distribution and Service (12b-1) Fees..................
Other Expenses.........................................
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................
Class B............................
Class E............................

                                   State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Money Market Portfolio


Portfolio Management


As of December 31, 2003, State Street Research managed approximately $ billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio except Zenith Equity Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than Zenith Equity Portfolio, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship


MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.



The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.


Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares


Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.




The Portfolios are not intended for market timers. However, there is no assurance that the Portfolios will not be used for market-timing strategies. If a Portfolio is used for market-timing, shareholders could suffer adverse effects, including increased transaction costs, tracking error relative to the benchmark index of an Index Portfolio, interference with the efficient management of the Portfolio and dilution of investment returns. These effects may be greater for Portfolios that invest primarily in foreign securities because of time-zone arbitrage. Time-zone arbitrage is a market-timing strategy that attempts to take advantage of time zone differences between the time closing prices are established on foreign markets and the time the Fund's net asset value is determined. The risks of market-timing may also be greater for Portfolios that invest in other types of securities, such as small-cap stocks and high yield bonds, which are often thinly traded.


Share Valuation and Pricing

  Net Asset Value


Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan or the Zenith Equity Portfolio. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.


  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights


The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2003) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2003, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Capital Guardian U.S. Equity Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00         $10.00
                                                                                      --------         ------
Income From Investment Operations
Net investment income.............................................................        0.05           0.02
Net realized and unrealized gain (loss) on investments............................       (2.15)         (2.13)
                                                                                      --------         ------
    Total from investment operations..............................................       (2.10)         (2.11)
                                                                                      --------         ------
Net Asset Value, End of Period....................................................    $   7.90         $ 7.89
                                                                                      ========         ======
Total Return (%)..................................................................       (21.0)(b)      (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)       0.85 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)       0.63 (c)
Portfolio turnover rate (%).......................................................          30 (c)         30 (c)
Net assets, end of period (000)...................................................    $309,078         $9,157

--------

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          FI Value Leaders Portfolio


                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                           Jennison Growth Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00        $ 10.00
                                                                                      --------        -------
Income From Investment Operations
Net investment income.............................................................        0.02           0.00
Net realized and unrealized gain (loss) on investments............................       (2.31)         (2.30)
                                                                                      --------        -------
    Total from investment operations..............................................       (2.29)         (2.30)
                                                                                      --------        -------
Net Asset Value, End of Period....................................................    $   7.71        $  7.70
                                                                                      ========        =======
Total Return (%)..................................................................       (22.9)(b)      (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.68 (c)       0.93 (c)
Ratio of net investment income to average net assets (%)..........................        0.31 (c)       0.06 (c)
Portfolio turnover rate (%).......................................................          82 (c)         82 (c)
Net assets, end of period (000)...................................................    $283,320        $57,259

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                            Class A
                                                  ----------------------------------------------------------
                                                                    Year Ended December 31,
                                                  ----------------------------------------------------------
                                                     2002        2001        2000        1999        1998
                                                  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period............. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                  ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income............................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.....................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                  ----------  ----------  ----------  ----------  ----------
    Total from investment operations.............      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                  ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.........      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains....      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                  ----------  ----------  ----------  ----------  ----------
    Total distributions..........................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                  ==========  ==========  ==========  ==========  ==========
Total Return (%).................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets
 (%).............................................       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)......................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)......................          7           5           7           9          15
Net assets, end of period (000).................. $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Large Cap Growth Portfolio


                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Large Cap Growth Portfolio

                                                                           Class A
                                                  ------------------------------------------------------
                                                                                         November 9, 1998(a)
                                                         Year Ended December 31,               through
                                                  -------------------------------------     December 31,
                                                    2002      2001      2000      1999          1998
                                                  --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period............. $  11.64  $  12.93  $  13.41  $ 11.02        $10.00
                                                  --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income............................     0.02      0.03      0.03     0.02          0.01
Net realized and unrealized gain (loss) on
 investments.....................................    (2.72)    (1.31)    (0.09)    2.43          1.02
                                                  --------  --------  --------  -------        ------
    Total from investment operations.............    (2.70)    (1.28)    (0.06)    2.45          1.03
                                                  --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.........    (0.03)    (0.01)    (0.02)   (0.03)        (0.01)
Distributions from net realized capital gains....     0.00      0.00     (0.40)   (0.03)         0.00
                                                  --------  --------  --------  -------        ------
    Total distributions..........................    (0.03)    (0.01)    (0.42)   (0.06)        (0.01)
                                                  --------  --------  --------  -------        ------
Net Asset Value, End of Period................... $   8.91  $  11.64  $  12.93  $ 13.41        $11.02
                                                  ========  ========  ========  =======        ======
Total Return (%).................................    (23.2)     (9.9)     (0.4)    22.2          10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.77      0.76      0.78     0.87          0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.76      0.75      0.77       --            --
Ratio of net investment income to average net
 assets (%)......................................     0.22      0.27      0.23     0.23          0.93 (c)
Portfolio turnover rate (%)......................       49        67        62       46             6 (c)
Net assets, end of period (000).................. $127,939  $173,218  $180,072  $51,402        $6,740
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --     1.31          2.62 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                     through       Year Ended     through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 8.96         $11.63        $12.32
                                                                      ------         ------        ------
Income From Investment Operations
Net investment income...........................................        0.00           0.03          0.00
Net realized and unrealized gain (loss) on investments..........       (0.08)         (2.73)        (0.69)
                                                                      ------         ------        ------
    Total from investment operations............................       (0.08)         (2.70)        (0.69)
                                                                      ------         ------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.03)         0.00
Distributions from net realized capital gains...................        0.00           0.00          0.00
                                                                      ------         ------        ------
    Total distributions.........................................        0.00          (0.03)         0.00
                                                                      ------         ------        ------
Net Asset Value, End of Period..................................      $ 8.88         $ 8.90        $11.63
                                                                      ======         ======        ======
Total Return (%)................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)........        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).....................................          49 (c)         49            67 (c)
Net assets, end of period (000).................................      $    1         $3,119        $   23

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Zenith Equity Portfolio

                                                                          Year Ended December 31,
                                                         --------------------------------------------------------
                                                           2002       2001        2000        1999        1998
                                                         --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year...................... $ 338.82  $   411.89  $   434.74  $   468.03  $   399.60
                                                         --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................     0.79        1.37        5.85        3.35        5.29
Net realized and unrealized gain (loss) on investments..   (75.01)     (68.85)     (26.21)      68.25      130.40
                                                         --------  ----------  ----------  ----------  ----------
    Total from investment operations....................   (74.22)     (67.48)     (20.36)      71.60      135.69
                                                         --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................    (1.06)      (5.59)      (0.13)      (3.33)      (5.31)
Distributions from net realized capital gains...........     0.00        0.00       (2.36)    (101.18)     (61.73)
Distributions in excess of net realized capital gains...     0.00        0.00        0.00       (0.38)      (0.22)
                                                         --------  ----------  ----------  ----------  ----------
    Total distributions.................................    (1.06)      (5.59)      (2.49)    (104.89)     (67.26)
                                                         --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year............................ $ 263.54  $   338.82  $   411.89  $   434.74  $   468.03
                                                         ========  ==========  ==========  ==========  ==========
Total Return (%)........................................    (22.0)      (16.4)       (4.7)       15.7        34.1
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.26        0.69        0.66        0.66        0.66
Ratio of operating expenses to average net assets after
 expense reductions (%) (a).............................     0.25        0.68        0.65          --          --
Ratio of net investment income to average net
 assets (%).............................................     0.23        0.33        1.34        0.67        1.18
Portfolio turnover rate (%).............................      302         245         272         206         204
Net assets, end of year (000)........................... $888,712  $1,310,358  $1,744,283  $2,064,016  $1,895,748

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      FI Mid Cap Opportunities Portfolio

                                                                   Class A        Class B        Class E
                                                                -------------- -------------- --------------
                                                                May 1, 2002(a) May 1, 2002(a) May 1, 2002(a)
                                                                   through        through        through
                                                                 December 31,   December 31,   December 31,
                                                                     2002           2002           2002
                                                                -------------- -------------- --------------
Net Asset Value, Beginning of Period...........................     $10.00         $10.00         $10.00
                                                                    ------         ------         ------
Income From Investment Operations
Net investment income..........................................       0.00           0.00           0.00
Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
    Total from investment operations...........................      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
Net Asset Value, End of Period.................................     $ 8.19         $ 8.18         $ 8.19
                                                                    ======         ======         ======
Total Return (%)...............................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)..........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%)      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%)....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000)................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)......................................................       4.42 (c)       4.67 (c)       4.57 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                                        February 20, 2001(a)              May 1, 2001(a)
                                                            Year Ended        through         Year Ended     through
                                                           December 31,     December 31,     December 31,  December 31,
                                                               2002             2001             2002          2001
                                                           ------------ -------------------- ------------ --------------
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Aggressive Growth Portfolio

                                                                            Class A
                                                   --------------------------------------------------------
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income (loss)......................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
Net realized and unrealized gain (loss) on
 investments......................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
    Total from investment operations..............    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income..........     0.00       (0.01)       0.00        0.00        0.00
Distributions from net realized capital gains.....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
    Total distributions...........................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
Total Return (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             Class E
                                                                                   -----------------------
                                                                                       Year     May 1, 2001(a)
                                                                                      Ended        through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................    $17.88        $20.66
                                                                                      ------        ------
Income From Investment Operations
Net investment income (loss)......................................................     (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments............................     (5.13)        (2.76)
                                                                                      ------        ------
    Total from investment operations..............................................     (5.14)        (2.78)
                                                                                      ------        ------
Net Asset Value, End of Period....................................................    $12.74        $17.88
                                                                                      ======        ======
Total Return (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                 Franklin Templeton Small Cap Growth Portfolio

                                     Class A                    Class B                    Class E
                            ----------------------     ----------------------     ----------------------
                                            May 1,                     May 1,                     May 1,
                                Year       2001(a)         Year       2001(a)         Year       2001(a)
                               Ended       through        Ended       through        Ended       through
                            December 31, December 31,  December 31, December 31,  December 31, December 31,
                                2002         2001          2002         2001          2002         2001
                            ------------ ------------  ------------ ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................   $  8.88       $10.00        $ 8.88       $10.00        $ 8.88       $10.00
                              -------       ------        ------       ------        ------       ------
Income From Investment
 Operations
Net investment income
 (loss)....................     (0.04)        0.00         (0.04)       (0.01)        (0.01)        0.00
Net realized and unrealized
 gain (loss) on
 investments...............     (2.43)       (1.12)        (2.45)       (1.11)        (2.46)       (1.12)
                              -------       ------        ------       ------        ------       ------
Total from investment
 operations................     (2.47)       (1.12)        (2.49)       (1.12)        (2.47)       (1.12)
                              -------       ------        ------       ------        ------       ------
Net Asset Value, End of
 Period....................   $  6.41       $ 8.88        $ 6.39       $ 8.88        $ 6.41       $ 8.88
                              =======       ======        ======       ======        ======       ======
Total Return (%)...........     (27.8)       (11.2)(b)     (28.0)       (11.2)(b)     (27.8)       (11.2)(b)
Ratio of operating expenses
 to average net
 assets (%)................      1.05         1.05 (c)      1.30         1.30 (c)      1.20         1.20 (c)
Ratio of net investment
 income (loss) to average
 net assets (%)............     (0.60)        0.00 (c)     (0.85)       (0.51)(c)     (0.72)       (0.41)(c)
Portfolio turnover
 rate (%)..................        33           67 (c)        33           67 (c)        33           67 (c)
Net assets, end of period
 (000).....................   $12,079       $7,468        $9,403       $4,493        $2,235       $    6
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%).............      1.51         2.69 (c)      1.76         2.94 (c)      1.66         2.84 (c)

--------
(a) Commencement of Operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                       FI International Stock Portfolio


                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        Scudder Global Equity Portfolio

                                                              Class A
                                         ------------------------------------------------
                                                      Year Ended December 31,
                                         ------------------------------------------------
                                           2002      2001      2000      1999      1998
                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.... $  10.86  $  14.62  $  14.91  $  12.38  $  10.85
                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................     0.13      0.35      0.18      0.14      0.16
Net realized and unrealized gain (loss)
 on investments.........................    (1.84)    (2.55)    (0.42)     2.93      1.57
                                         --------  --------  --------  --------  --------
    Total from investment operations....    (1.71)    (2.20)    (0.24)     3.07      1.73
                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income    (0.17)    (0.31)    (0.01)    (0.07)    (0.16)
Distributions from net realized capital
 gains..................................     0.00     (1.25)    (0.04)    (0.47)    (0.04)
                                         --------  --------  --------  --------  --------
    Total distributions.................    (0.17)    (1.56)    (0.05)    (0.54)    (0.20)
                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         ========  ========  ========  ========  ========
Total Return (%)........................    (16.0)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average
 net assets (%).........................     0.81      0.80      0.78      0.87      0.96
Ratio of net investment income to
 average net assets (%).................     1.27      2.90      1.43      1.23      1.61
Portfolio turnover rate (%).............       45        36        58        54        51
Net assets, end of period (000)......... $143,518  $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        --        --      1.01

                                                                       Class E
                                                             -----------------------
                                                                          May 1, 2001(a)
                                                              Year Ended     through
                                                             December 31,  December 31,
                                                                 2002          2001
                                                             ------------ --------------
Net Asset Value, Beginning of Period........................    $10.85        $12.21
                                                                ------        ------
Income From Investment Operations
Net investment income.......................................      0.19          0.00
Net realized and unrealized gain (loss) on investments......     (1.91)        (1.36)
                                                                ------        ------
    Total from investment operations........................     (1.72)        (1.36)
                                                                ------        ------
Less Distributions
Distributions from net investment income....................     (0.17)         0.00
                                                                ------        ------
    Total distributions.....................................     (0.17)         0.00
                                                                ------        ------
Net Asset Value, End of Period..............................    $ 8.96        $10.85
                                                                ======        ======
Total Return (%)............................................     (16.1)        (11.1)(b)
Ratio of operating expenses to average net assets (%).......      0.96          0.95 (c)
Ratio of net investment income to average net assets (%)....      1.18          0.95 (c)
Portfolio turnover rate (%).................................        45            36 (c)
Net assets, end of period (000).............................    $2,870        $   47

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              Balanced Portfolio

                                                     Class A                                Class E
                                ------------------------------------------------  -----------------------
                                                                                               May 1, 2001(a)
                                             Year Ended December 31,               Year Ended     through
                                ------------------------------------------------  December 31,  December 31,
                                  2002      2001      2000      1999      1998        2002          2001
                                --------  --------  --------  --------  --------  ------------ --------------
Net Asset Value, Beginning of
 Period........................ $  12.44  $  13.58  $  13.85  $  15.51  $  14.86     $12.43        $12.72
                                --------  --------  --------  --------  --------     ------        ------
Income From Investment
 Operations
Net investment income..........     0.34      0.39      0.42      0.43      0.38       0.29          0.05
Net realized and unrealized
 gain (loss) on investments....    (1.99)    (0.99)    (0.68)    (1.21)     0.97      (1.96)        (0.34)
                                --------  --------  --------  --------  --------     ------        ------
    Total from investment
     operations................    (1.65)    (0.60)    (0.26)    (0.78)     1.35      (1.67)        (0.29)
                                --------  --------  --------  --------  --------     ------        ------
Less Distributions
Distributions from net
 investment income.............    (0.27)    (0.54)     0.00     (0.43)    (0.38)     (0.27)         0.00
Distributions from net realized
 capital gains.................     0.00      0.00     (0.01)    (0.26)    (0.32)      0.00          0.00
Distributions in excess of net
 realized capital gains........     0.00      0.00      0.00     (0.19)     0.00       0.00          0.00
                                --------  --------  --------  --------  --------     ------        ------
    Total Distributions........    (0.27)    (0.54)    (0.01)    (0.88)    (0.70)     (0.27)         0.00
                                --------  --------  --------  --------  --------     ------        ------
Net Asset Value, End of
 Period........................ $  10.52  $  12.44  $  13.58  $  13.85  $  15.51     $10.49        $12.43
                                ========  ========  ========  ========  ========     ======        ======
Total Return (%)...............    (13.5)     (4.5)     (1.9)     (5.1)      9.1      (13.7)         (2.3)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)........     0.85      0.83      0.80      0.77      0.82       1.00          0.98 (c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%) (d)....     0.83      0.83      0.80        --        --       0.98          0.98 (c)
Ratio of net investment income
 to average net assets (%).....     2.69      3.00      2.88      2.83      2.72       2.54          2.71 (c)
Portfolio turnover rate (%)....       47        65       126        63        72         47            65 (c)
Net assets, end of period
 (000)......................... $102,817  $143,059  $159,977  $192,666  $190,577     $9,548        $1,583

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                            Class A
                                                         ---------------------------------------------
                                                                    Year Ended December 31,
                                                         ---------------------------------------------
                                                           2002      2001      2000     1999     1998
                                                         --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period.................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                         --------  --------  -------  -------  -------
Income From Investment Operations
Net investment income...................................     0.69      0.70     0.77     0.95     0.80
Net realized and unrealized gain (loss) on investments..     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                         --------  --------  -------  -------  -------
    Total from investment operations....................     1.04      0.74     0.75     0.17     0.24
                                                         --------  --------  -------  -------  -------
Less Distributions
Distributions from net investment income................    (0.80)    (0.96)    0.00    (0.93)   (0.79)
Distributions from net realized capital gains...........     0.00      0.00     0.00     0.00    (0.02)
Distributions in excess of net realized capital gains...     0.00      0.00     0.00     0.00    (0.01)
                                                         --------  --------  -------  -------  -------
    Total distributions.................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                         --------  --------  -------  -------  -------
Net Asset Value, End of Period.......................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                         ========  ========  =======  =======  =======
Total Return (%)........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%)     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%).............................      239       248      360      224      283
Net Assets, End of Period (000)......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                             Class B                Class E
                                                         ---------------  -----------------------
                                                         July 30, 2002(a)     Year     May 1, 2001(a)
                                                             through         Ended        through
                                                          December 31,    December 31,  December 31,
                                                              2002            2002          2001
                                                         ---------------  ------------ --------------
Net Asset Value, Beginning of Period....................     $10.43         $ 11.20        $10.80
                                                             ------         -------        ------
Income From Investment Operations
Net investment income...................................       0.14            0.73          0.10
Net realized and unrealized gain (loss) on investments..       0.84            0.29          0.30
                                                             ------         -------        ------
    Total from investment operations....................       0.98            1.02          0.40
                                                             ------         -------        ------
Less Distributions
Distributions from net investment income................       0.00           (0.80)         0.00
Distributions from net realized capital gains...........       0.00            0.00          0.00
Distributions in excess of net realized capital gains...       0.00            0.00          0.00
                                                             ------         -------        ------
    Total distributions.................................       0.00           (0.80)         0.00
                                                             ------         -------        ------
Net Asset Value, End of Period..........................     $11.41         $ 11.42        $11.20
                                                             ======         =======        ======
Total Return (%)........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)...       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%)       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%).............................        239 (c)         239           248 (c)
Net Assets, End of Period (000).........................     $    2         $26,060        $2,476

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                 Class A
                                              --------------------------------------------
                                                         Year Ended December 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
Net Asset Value, Beginning of Period......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
Income From Investment Operations
Net investment income........................     0.38      0.37     0.67    0.65     0.47
Net realized and unrealized gain (loss) on
 investments.................................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
    Total from investment operations.........     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
Less Distributions
Distributions from net investment income.....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
Distributions from net realized capital gains    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
    Total Distributions......................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
Net Asset Value, End of Period............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
Total Return (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)              May 1, 2001(a)
                                                  through       Year Ended     through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
Income From Investment Operations
Net investment income........................        0.04           0.31          0.07
Net realized and unrealized gain (loss) on
 investments.................................        0.39           0.42          0.44
                                                   ------        -------        ------
    Total from investment operations.........        0.43           0.73          0.51
                                                   ------        -------        ------
Less Distributions
Distributions from net investment income.....        0.00          (0.20)         0.00
Distributions from net realized capital gains        0.00          (0.17)         0.00
                                                   ------        -------        ------
    Total Distributions......................        0.00          (0.37)         0.00
                                                   ------        -------        ------
Net Asset Value, End of Period...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
Total Return (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2004

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2004, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2003 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
General.......................................................................3
Investment Objectives and Policies............................................3
Investment Restrictions......................................................16
Investment Practices.........................................................29
Resolving Material Conflicts.................................................52
Determination of Net Asset Values............................................52
Fund Performance.............................................................54
Expenses.....................................................................61
Directors and Officers.......................................................62
Advisory Arrangements........................................................68
Distribution Agreements....................................................  81
Other Services...............................................................83
Portfolio Transactions and Brokerage.........................................83
Code of Ethics...............................................................87
Description of the Fund......................................................87
Taxes........................................................................88
Transfer Agent...............................................................90
Financial Statements.........................................................90
Index Sponsors...............................................................91
Appendix A-1: Description of Bond Ratings....................................93
Appendix A-2: Description of Commercial Paper Ratings........................96
Appendix B: Advertising and Promotional Literature...........................97
Appendix C: Proxy Voting Policies and Procedures............................100

                                     GENERAL

          Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal investment strategies of each Portfolio (collectively the "Portfolios" and individually a "Portfolio") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus. Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

          The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Alger Equity Growth Portfolio

          The Portfolio's investment objective is long-term capital appreciation. The Portfolio's assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

          The Portfolio's subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve the Portfolio's investment objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except for temporary or defensive purposes, the Portfolio invests at least 80% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Portfolio may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Portfolio anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

          The Portfolio may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

          The Portfolio (with respect to 20% of its total assets) may also purchase money market instruments and repurchase agreements. With respect to 15% of its net assets, the Portfolio may purchase restricted securities, including illiquid securities (but excluding Rule 144A securities deemed liquid by Alger Management), and may enter into short sales "against the box."

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

          Although the Portfolio's objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Balanced Portfolio

          The Portfolio's investment objective is long-term total return from a combination of capital appreciation and current income.

          No more than 5% of the assets of the fixed-income portfolio will be invested in non-U.S. dollar denominated securities (other than investment positions hedged back into the U.S. dollar).

Capital Guardian U.S. Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.


          The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities.


          The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

          The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

          The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

          The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

          The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI International Stock Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


FI Mid Cap Opportunities Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


FI Value Leaders Portfolio


          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


Franklin Templeton Small Cap Growth Portfolio


          The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

          The Portfolio's investment objective is long-term capital appreciation. Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

          Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

          Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

          Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 1/3 % of the Portfolio's total assets and in short sales (as defined in "Investment Practices - Short Sales `Against the Box'") with up to 20% of its total assets.

          Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

          Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

          In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio

          The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

          As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

          The Portfolio may invest in forward foreign currency contracts.

Janus Mid Cap Portfolio

          The Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company.

          The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.

          The Portfolio may invest more than 5% of its assets in inverse floaters, which are debt instruments whose interest bears an inverse relationship to the interest rate on another security.


          The Portfolio does not intend to invest 20% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.).


Jennison Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

          The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

          The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

          The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

          Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution. (See "Performance Comparisons" in the section entitled "Fund Performance.")

          Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Met/Putnam Voyager Portfolio

          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

MFS Investors Trust Portfolio

          The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

          Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.


          Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

          The Portfolio may invest up to 5% of its assets in short sales "against the box."


MFS Research Managers Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed by MFS and its affiliates. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective with their assigned industry responsibility.

          The Portfolio's policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A small proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on selection of progressive, well-managed companies. The Portfolio's non-convertible debt investments, if any, may consist of "investment grade" securities (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by MFS to be of similar quality) and, with respect to no more than 10% of the Portfolio's net assets, securities in the lower rated categories (i.e., securities rated below one of the top four ratings, as described above, or securities which MFS believes to be of similar quality to these lower rated securities (commonly known as "junk bonds")). For a description of bond ratings, see Appendix A to this SAI.


          Consistent with this investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities) which are not traded on a U.S. exchange.

          The Portfolio may invest up to 5% of its assets in short sales "against the box."


MFS Total Return Portfolio

          The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.


          The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

          The Portfolio may invest up to 5% of its assets in short sales "against the box."

Neuberger Berman Partners Mid Cap Value Portfolio


          The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

          Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Salomon Brothers Strategic Bond Opportunities Portfolio


          The Portfolio's investment objective is to maximize total return consistent with preservation of capital.


          Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

          Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

          In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

          The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

          The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the

Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

          The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

          The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

          The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio


          The Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.


          SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

          At least 80% of the total assets of the Portfolio will normally be invested in:

          (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

          (2) U.S. Treasury obligations;

          (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

          (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

          (5) repurchase agreements collateralized by any of the above; and

          (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed
(i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

          Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

          The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

          Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

Scudder Global Equity Portfolio

          The Portfolio may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

          As a non-fundamental policy, the Portfolio may not purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets.

          The Portfolio may not purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

          The Portfolio may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody's or BBB or below by S&P, or deemed by Deutsche Investment Management, the Portfolio's subadviser, to be of comparable quality.

State Street Research Aggressive Growth Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


State Street Research Aurora Portfolio

          As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


State Street Research Bond Income Portfolio

          The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.


          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


State Street Research Diversified Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 50% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


State Street Research Investment Trust Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Large Cap Growth Portfolio

          The Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


State Street Research Large Cap Value Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.


          The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


State Street Research Money Market Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

          In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

          The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

          All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values" and "Fund Performance." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

          In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

T. Rowe Price Large Cap Growth Portfolio


          The Portfolio's investment objective is long-term growth of capital and, secondarily, income.


          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio


          The Portfolio's investment objective is long-term growth.


          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

          The Portfolio's investment objective is long-term capital appreciation.


     The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value Leaders (the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

          For information regarding the investment strategies of the Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."


                             INVESTMENT RESTRICTIONS

          The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-six Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions


     Each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:

     1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Scudder Global Equity.

     2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

     3.   Issue senior securities.

     4.   Sell call options which are not covered options.

     5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

     6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

     7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service;
          (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

          With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)


          None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity will:


     1. Borrow money, except to the extent permitted by applicable law, regulation or order;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws (this limit does not apply to FI Mid Cap Opportunities; FI Mid Cap Opportunities will not underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies);

     3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of State Street Research Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).


The following sets out additional fundamental policies and restrictions for certain Portfolios:

FI International Stock Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 20% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Sell put options other than to close out option positions previously entered into.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

Janus Mid Cap Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

     b.   Lend portfolio securities in excess of 25% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Lehman Brothers(R) Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Met/Putnam Voyager Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental); and (iv) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) and (iv) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Morgan Stanley EAFE(R) Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

          Sell put options other than to close out option positions previously entered into.


Russell 2000(R) Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Scudder Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. (i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

     c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

State Street Research Aggressive Growth Portfolio and State Street Research Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Diversified Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American

          Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs").

     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions


For each of FI International Stock, Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:


     1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

     2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to Janus Mid Cap.

     3.   No Portfolio may make any short sale.

     4. No Portfolio (except for Janus Mid Cap) may participate on a joint or joint and several basis in any trading account in securities.


None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity will:


     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2. *Invest more than 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

     ** The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

          The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

          Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

          The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. Zenith Equity indirectly engages in the investment practices of its Underlying Portfolios.

          A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."


Investment Practices                       Portfolios

Equity Securities                          All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Convertible Securities                     All Portfolios other than Street
                                           Research Money Market

Fixed-income Securities                    All Portfolios

Money Market Instruments                   All Portfolios

U.S. Government Securities                 All Portfolios

Mortgage-Related Securities                All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Stripped Mortgage Securities               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Asset-backed Securities                    All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Zero Coupon Securities                     All Portfolios other than State
                                           Street Research Money Market and
                                           Equity Index Portfolios

Lower Rated Fixed-income Securities        All Portfolios other than State
(High Yield Debt)                          Street Research Money Market and
                                           Equity Index Portfolios

Foreign Securities                         All Portfolios

High Yield/High Risk Foreign Sovereign     All Portfolios other than Equity
Debt Securities                            Index Portfolios and State Street
                                           Research Money Market

Brady Bonds                                All Portfolios other than Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Foreign Equity Depositary Receipts         All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Yankee Bonds                               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Foreign Currency Transactions, including   All Portfolios other than Russell
Forward Contracts, Futures and Options     2000 Index, MetLife Mid Cap Stock
                                           Index and MetLife Stock Index (except
                                           that Neuberger Berman Partners Mid
                                           Cap Value may not purchase options on
                                           foreign currencies)

Emerging Markets                           All Portfolios other than State
                                           Street Research Money Market

Obligations of Supranational Agencies      All Portfolios other than Equity
                                           Index Portfolios

Illiquid Securities                        All Portfolios

Rule 144A Securities                       all Portfolios

Real Estate Investment Trusts              All Portfolios other than State
                                           Street Research Money Market

Investment Company Securities              All Portfolios

Exchange Traded Funds                      All Portfolios other than State
                                           Street Research Money Market

Repurchase Agreements                      All Portfolios

Reverse Repurchase Agreements              All Portfolios other than FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Dollar Rolls                               All Portfolios other than FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Purchasing and Selling Options on          All Portfolios other than Neuberger
Securities                                 Berman Partners Mid Cap Value and
                                           State Street Research Money Market

Purchasing and Selling Futures (and        All Portfolios other than Neuberger
options thereon)                           Berman Partners Mid Cap Value, State
                                           Street Research Money Market and
                                           Harris Oakmark Focused Value

Eurodollar Futures and Options             All Portfolios other than State
                                           Street Research Money Market,
                                           Neuberger Berman Partners Mid Cap
                                           Value, FI Mid Cap Opportunities and
                                           FI Value Leaders

Loan Participations and Assignments        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Swaps, Caps, Floors, Collars, Etc.         All Portfolios other than State
                                           Street Research Money Market, FI Mid
                                           Cap Opportunities, FI Value Leaders
                                           and FI International Stock (Neuberger
                                           Berman Partners Mid Cap Value may not
                                           engage in swaps)

Inverse Floaters                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Structured Notes                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Capital Securities                         All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Payment-in-Kind securities ("PIKs")        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities, FI Value Leaders and
                                           FI International Stock

Warrants                                   All Portfolios other than State
                                           Street Research Money Market

Indexed Securities                         All Portfolios other than State
                                           Street Research Money Market

When Issued Securities                     All Portfolios

Forward Commitments                        All Portfolios other than State
                                           Street Research Money Market

Hybrid Instruments                         All Portfolios other than State
                                           Street Research Money Market (up to
                                           10% of total assets for T. Rowe Price
                                           Large Cap Growth and T. Rowe Price
                                           Small Cap Growth)

Short Sales "Against the Box"              Alger Equity Growth, Harris Oakmark
                                           Focused Value, MFS Investors Trust,
                                           MFS Research Managers, MFS Total
                                           Return, State Street Research Large
                                           Cap Growth and State Street Research
                                           Bond Income

Lending of Portfolio Securities            All Portfolios


Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

          Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Portfolio may realize a capital loss on its investment if the security was purchased at a premium and a Portfolio may be forced to replace the called security with a lower yielding security.

          Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of a Portfolio to increase or decrease.

          Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

          The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

          There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

          Percent change in bond price = - (Duration x Absolute change in yield).

          For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

          The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

          U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

          Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

          Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

          Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

          Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

          U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

          U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

          "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

          "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

          U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

          Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

          Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Securities ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

          Collateralized Mortgage Obligations - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

          Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

          As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

          In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

          Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

          Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

          Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

          Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities").

          Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

          In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in these bonds, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

          If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

          A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

          Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Each Portfolio may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

          Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

          To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, the Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

          Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. The Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Portfolio, the subadviser, its affiliates and their respective clients and other service providers. The Portfolios may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

          Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Portfolios. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that the Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of State Street Research Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of State Street Research Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.


          Zenith Equity pursues its investment objective by investing its assets in securities of other investment companies (FI Value Leaders, Jennison Growth and Capital Guardian U.S. Equity).


          Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

          Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

          ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

          ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their et asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into these agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

          The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

          A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by the Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that the Portfolio will be able to effect such compensation.

          The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

          There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

          Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

          Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

          An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Portfolio would have to exercise the option in order to realize any profit. If the Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Portfolio purchases foreign futures or options.

          The successful use of transactions in futures and options depends in part on the ability of the Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

          Future Developments - The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

          Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

          A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

          Closing a written call option will permit the Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

          The Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

          Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

          Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

          The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

          When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

          Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

          Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

          MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

          Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

          The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the
Portfolio:

          (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

          (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

          (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

          (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

          If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a

Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's adviser or subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

          The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

          Each Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

          Structured notes can serve many different purposes in the management of the Portfolio. For example, they can be used to increase the Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Portfolio hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

          Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when the Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Hybrid instruments may bear interest or pay preferred dividends and below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

          Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

          Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be the subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

          The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                          RESOLVING MATERIAL CONFLICTS

          Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NEF"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NEF, MetLife Investors, or General American.

          A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NEF, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

          The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

          If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

          Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than State Street Research Money Market)

          Each Portfolio other than State Street Research Money Market values its securities in the manner set forth below.

          Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.


          Equity securities traded on a national securities exchange or exchanges are valued at their last sale priceon the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

          Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity which uses last reported bid price). However, if the adviser or subadviser believes that an event occurring after the closing of an exchange outside the United States is likely to have changed such security's value, the adviser or subadviser may value the security in good faith, acting under the supervision of the Board. The actual calculations may be made by a pricing service or fair value pricing vendor selected by the adviser or relevant subadviser and approved by the Board.


          Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

          Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

          The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

State Street Research Money Market

          The portfolio securities of State Street Research Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of State Street Research Money Market may at times be more or less than their market value.

          By using amortized cost valuation, State Street Research Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of State Street Research Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. State Street Research makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of State Street Research Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                FUND PERFORMANCE

          Information about the performance of the Portfolio is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Portfolio is based on that Portfolio's past performance and is not intended to indicate future performance. The Fund serves as the underlying investment vehicle for variable life insurance and variable annuity products and for Qualified Plans and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products or under Qualified Plans for which the Fund serves as an investment vehicle.

          Each Portfolio may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses in the past or currently MetLife Advisers. If these arrangements had not been in effect, certain Portfolio's total return would have been lower (see "Expense Agreement" under "Expenses" below).


          Below are the average annual total returns for each class of shares of each Portfolio for periods ended December 31, 2003.



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                                    Average Annual Total Return
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                                                                                        Since
                 Portfolio                       One Year   Five Years   Ten Years   Commencement
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Alger Equity Growth
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Class A
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Class B*
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Class E**
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Balanced Portfolio (1)
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Class A
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Class E**
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Capital Guardian U.S. Equity
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Class A
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Class B
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Davis Venture Value
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Class A
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Class B*
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Class E**
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                                    Average Annual Total Return
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                                                                                        Since
                 Portfolio                       One Year   Five Years   Ten Years   Commencement
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FI International Stock (5)
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Class A
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Class B*
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Class E**
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FI Mid Cap Opportunities
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Class A
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Class B
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Class E
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FI Value Leaders (2)
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Class A
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Class B*
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Class E**
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Franklin Templeton Small Cap Growth
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Class A
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Class B
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Class E
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Harris Oakmark Focused Value (3)
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Class A
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Class B***
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Class E***
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Harris Oakmark Large Cap Value
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Class A
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Class B*
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Class E**
-------------------------------------------------------------------------------------------------
Janus Mid Cap
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Class A
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Class B***
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Class E***
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Jennison Growth
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Class A
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Class B
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Lehman Brothers Aggregate Bond Index
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Class A
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Class B***
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Class E***
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Loomis Sayles Small Cap
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Class A
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Class B*
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Class E**
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MetLife Mid Cap Stock Index
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Class A
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Class B***
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Class E***
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MetLife Stock Index
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Class A
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Class B***
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Class E***
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Met/Putnam Voyager
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Class A
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Class B*
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                                    Average Annual Total Return
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                                                                                        Since
                 Portfolio                       One Year   Five Years   Ten Years   Commencement
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Class E**
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MFS Investors Trust
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Class A
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Class B*
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Class E**
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MFS Research Managers
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Class A
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Class E**
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MFS Total Return (4)
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Class A
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Class B*
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Morgan Stanley EAFE Index
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Class A
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Class B***
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Class E***
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Neuberger Berman Partners Mid Cap Value
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Class A
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Class B***
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Class E***
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Russell 2000 Index
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Class A
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Class B***
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Class E***
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Salomon Brothers Strategic Bond Opportunities
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Class A
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Class B*
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Class E**
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Salomon Brothers U.S. Government
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Class A
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Class B*
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Class E**
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Scudder Global Equity
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Class A
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Class E**
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State Street Research Aggressive Growth
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Class A
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Class E**
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State Street Research Aurora
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Class A
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Class B***
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Class E***
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State Street Research Bond Income (6)(7)
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Class A
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Class B*
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Class E**
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State Street Research Diversified
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Class A
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Class E**
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State Street Research Investment Trust
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Class A
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                                    Average Annual Total Return
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                                                                                        Since
                 Portfolio                       One Year   Five Years   Ten Years   Commencement
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Class B***
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Class E***
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State Street Research Large Cap Growth (9)
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Class A
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Class B*
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Class C**
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State Street Research Large Cap Value
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Class A
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Class B
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Class E
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State Street Research Money Market (6)(7)
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Class A
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Class B*
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Class E**
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T. Rowe Price Large Cap Growth
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Class A
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Class B*
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Class E**
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T. Rowe Price Small Cap Growth
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Class A
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Class B*
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Class E**
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Zenith Equity (6)(8)
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Class A
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(1) On May 1, 2000, Wellington Management became subadviser to the Portfolio, succeeding Loomis Sayles.

(2) On May 1, 2002, FMR became the subadviser to the Portfolio, succeeding Westpeak Investment Advisors, L.P.

(3) On May 1, 2000, Harris Associates became subadviser to the Portfolio, succeeding Goldman Sachs Asset Management ("GSAM"). On May 1, 1998, GSAM became subadviser to the Portfolio, succeeding Loomis Sayles.

(4) On July 1, 2001, MFS became subadviser to the Portfolio, succeeding Back Bay Advisors, L.P. ("Back Bay Advisors").

(5) On May 1, 2004, FMR become the subadviser to the Portfolio, succeeding Putnam Investment Management, LLC. On January 24, 2000, Putnam Investment Management, LLC became subadviser to the Portfolio, succeeding Santander Global Advisors, Inc.

(6) Zenith Equity, State Street Research Bond Income and State Street Research Money Market commenced operations on August 26, 1983 and their average annual total returns since commencement have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the average annual total returns since commencement have been calculated for the S&P 500, Lehman Intermediate Government/Credit Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(7) On July 1, 2001, State Street Research & Management Company ("State Street Research") became subadviser to the Portfolio, succeeding Back Bay Advisors.

(8) On May 1, 2002, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser to Zenith Equity, but MetLife Advisers remained as adviser. CGM was the adviser to Zenith Equity from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

(9) On May 1, 2004, State Street Research became subadviser to the Portfolio, succeeding Fred Alger Management, Inc.


* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

*** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Calculations of Yield and Total Return

          Yield and Effective Yield of State Street Research Money Market. The yield of State Street Research Money Market represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of State Street Research Money Market will vary depending on prevailing interest rates, the operating expenses of State Street Research Money Market and the quality, maturity and type of instruments held in the portfolio of State Street Research Money Market. Yield information may be useful in reviewing State Street Research Money Market's performance and providing a basis for comparison with other investment alternatives, although the yield of State Street Research Money Market does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by MetLife, NEF, General American, or their affiliates. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of State Street Research Money Market may be for any specified period in the future.


          For the seven day period ending December 31, 2003, State Street
Research Money Market had a yield of       % and an effective yield of        %.
                                     -----                             ------


          Calculation of Total Return. Total return is a measure of the change in value of an investment in a class of the Portfolio over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return may be higher or lower than past performance, and there can be no assurance that any historical results will continue.

          The formula for total return used by a Portfolio includes three steps:
(i) adding to the total number of shares purchased by a hypothetical $1,000 investment in a class of a Portfolio all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (ii) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of each class on the last trading day of the period; and (iii) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by MetLife Advisers. Total return would be lower for these Portfolios if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return of a Portfolio should only be considered along with investment return information for those separate accounts or the variable life insurance or variable annuity products.

         The SEC standardized total return for the Class B shares and Class E shares of each Portfolio is the SEC standardized total return of the Class A shares of that Portfolio adjusted for the expenses allocable to the relevant class of shares. The Fund may also advertise, or provide to the separate accounts, other non-standardized Class B or Class E total returns of the same types the Fund advertises or provides with respect to Class A. The Fund may also advertise or provide non-standardized total return for the Class B shares or Class E shares of a Portfolio as of the date of inception of such class of shares.

Performance Comparisons

          Total Return. Each Portfolio may, from time to time, include its total return in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. In addition, each Portfolio may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Performance information about a Portfolio is based on the Portfolio's past performance and is not intended to indicate future performance.

          Total return may also be used to compare the performance of each class of a Portfolio against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Government/Credit Bond Index, the Lehman Intermediate Government Bond Index, the S&P/Barra Value Index, the Lipper Variable Products Balanced Fund Average, the Lipper Variable Products Growth and Income Average, the Lipper Variable Products A-Rated Corporate Bond Fund Average, the Lipper Variable Products Flexible Portfolio Fund Average, the Lipper Variable Products General Bond Fund Average, the Lipper Variable Products Growth Fund Average, the Lipper Variable Products International Fund Average, the Lipper Variable Products Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the MSCI EAFE Index, the MSCI World Index, the Russell 2500 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell Midcap Growth Index, the Russell Select Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, AustraAsia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

          The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

          The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks.

          The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

          The Lehman Government/Credit Bond Index is a measure of the market value of approximately 5,300 bonds. To be included in the Lehman
Government/Credit Bond Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

          The Lehman Intermediate Government Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and having maturities of between one and ten years.

          The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

          The S&P/Barra Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. The S&P/Barra Value Index is compiled by Barra.

          The Lipper Variable Products Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds that underlie variable contracts.

          The Lipper Variable Products Growth and Income Average represents a grouping of funds underlying variable contracts which have growth and income as their investment objectives.

          The Lipper Variable Products A-Rated Corporate Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Flexible Portfolio Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products General Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Growth Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Intermediate Investment Grade Debt Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Small Company Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products S&P 500 Index Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

          The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

          The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

          The MSCI World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

          The Russell 2500 Growth Index(R) measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Value Index is a market capitalization-weighted index of value oriented stocks of the largest U.S. domiciled companies. Value oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $
                                                                     ----------
million as of its last reconstitution date, June 30, 2003. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.


          The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.


          The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. As of the latest reconstitution on June 30, 2003, the average market capitalization of companies
in the Russell Midcap Index was $         billion. The market capitalization of
                                  -------
the companies comprising the Index will vary during the year. The Index is reconstituted annually.

          From time to time, articles about a Portfolio regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material. (See Appendix B - Advertising and Promotional Literature.)


                                    EXPENSES

Expense Agreement


          Pursuant to an expense agreement relating to each class of Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, from May 1, 2004 to April 30, 2005, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager) to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth, and MFS Investors Trust and five in the case of State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2004 to April 30, 2005 are as follows:



-------------------------------------------------------------------
Portfolio                                 Expense Limit Agreement
-------------------------------------------------------------------
                                        Class A   Class B   Class E
-------------------------------------------------------------------
Franklin Templeton Small Cap Growth       1.15%     1.40%     1.30%
-------------------------------------------------------------------
Met/Putnam Voyager                        1.00%     1.25%     1.15%
-------------------------------------------------------------------
MFS Investors Trust                       1.00%     1.25%     1.15%
-------------------------------------------------------------------
State Street Research Large Cap Value     0.95%     1.20%     1.10%
-------------------------------------------------------------------


Additional Information About Expenses

          Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent auditors and legal counsel for the Fund and its independent directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.


          The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2003 and what each Portfolio's expenses would have been without the expense agreement for the same period.



---------------------------------------------------------------------------------------------------------------------------
                                                                                  Total Operating Expenses (as a percentage
                                            Total Operating Expenses (as a        of average daily net assets) without the
Portfolio                               percentage of average daily net assets)               expense agreement
---------------------------------------------------------------------------------------------------------------------------
                                               Class A   Class B   Class E               Class A   Class B   Class E
---------------------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities
---------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth
---------------------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index
---------------------------------------------------------------------------------------------------------------------------
Met/Putnam Voyager
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Total Operating Expenses (as a percentage
                                            Total Operating Expenses (as a        of average daily net assets) without the
Portfolio                               percentage of average daily net assets)               expense agreement
---------------------------------------------------------------------------------------------------------------------------
                                               Class A   Class B   Class E               Class A   Class B   Class E
---------------------------------------------------------------------------------------------------------------------------
MFS Investors Trust
---------------------------------------------------------------------------------------------------------------------------
MFS Research Managers
---------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
---------------------------------------------------------------------------------------------------------------------------
State Street Research Large Cap Value
---------------------------------------------------------------------------------------------------------------------------



          These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                             DIRECTORS AND OFFICERS

          The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors (1)

          Each Director below is an "interested person" (as defined by the 1940
Act) in that Mr. McHaffie is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               Number of
                                                                                                             Portfolios in
                              Current                                                                        Fund Complex
Name, Address               position(s)    Position(s)      Principal occupations over past five years,       Overseen by
   and Age                   with Fund     held since            Including other directorships /2/             Director
--------------------------------------------------------------------------------------------------------------------------
Hugh C. McHaffie           Director,          2003       Senior Vice President, MetLife, since 1999; Chair         37
Metropolitan Life          Chairman of                   of the Board of Managers, President and Chief
Insurance Company          the Board,                    Executive Officer, MetLife Advisers, since 2003;
501 Boylston Street        President and                 formerly, Senior Vice President, New England
Boston, MA 02116           Chief                         Zenith Fund ("Zenith Fund")**; formerly, Vice
Age: 44                    Executive                     President, Manufacturers Life North America.
                           Officer
--------------------------------------------------------------------------------------------------------------------------
Arthur G. Typermass        Director           1998       Formerly, Senior Vice-President and Treasurer,            37
43 Chestnut Street                                       MetLife, 1997-1998.
Garden City, NY 11530
Age:  65
--------------------------------------------------------------------------------------------------------------------------



Non-Interested Directors (1)

          Each Director below is not an "interested person" (as defined by the 1940 Act).



-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                            Portfolios in
                              Current                                                                       Fund Complex
Name, Address               position(s)   Position(s)                                                        Overseen by
   and Age                   with Fund    held since    Principal occupations over past five years,/2/         Director
-------------------------------------------------------------------------------------------------------------------------
Steve A. Garban+           Director          1993       Formerly, Chief Financial Officer, Senior                56
The Pennsylvania State                                  Vice President Finance and Operations and
University                                              Treasurer, The Pennsylvania State University.
208 Old Main
University Park, PA
16802
Age: 65
-------------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf           Director          2000       Vice President and Chief Investment Officer,             37
Ford Foundation                                         Ford Foundation.
320 E. 43rd Street
New York, NY 10017
Age: 55
-------------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton+   Director          1993       Jay W. Forrester Professor of Management                 56
Massachusetts Institute                                 (Emeritus) at Sloan School of Management, MIT.
of Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Age: 65
-------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt+           Director          2001       President, since 1999, and formerly, Vice                56
3409 Pacific Avenue                                     President, Founders Investments, Ltd.
San Francisco, CA 94118
Age: 64
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle           Director          2001       Counsel, Womble Carlyle Sandrie & Rice;                  37
400 Urbano Drive                                        Director, Textron Corporation*; Director,
San Francisco, CA 94127                                 Gannet Corporation*; Director, Eastman
Age: 69                                                 Chemical Company*; Director, Waste
                                                        Management, Inc.*; Director, Armstrong
                                                        Holdings Inc.*; Director, FPL Group Inc.*;
                                                        formerly, Senior Partner, Arnelle, Hastie,
                                                        McGee, Willis and Greene.
-------------------------------------------------------------------------------------------------------------------------
Nancy Hawthorne            Director          2003       Director, Avid Technologies (computer software           37
60 Hyslop Road                                          company)*; Board of Advisors, L. Knife & Sons,
Brookline, MA 02146                                     Inc. (a beverage distributor); Chief Executive
Age: 52                                                 Officer, Clerestory LLC (corporate financial
                                                        advisor); Trustee, Zenith Fund**; formerly,
                                                        Chief Executive Officer and Managing Partner,
                                                        Hawthorne, Krauss and Associates (corporate
                                                        financial advisor); formerly, Chief Financial
                                                        Officer and Executive Vice President, Continental
                                                        Cablevision, subsequently renamed MediaOne (a
                                                        cable television company); formerly, Director,
                                                        Life F/X, Inc.; formerly, Chairman of the Board,
                                                        WorldClinic (a distance medicine company);
                                                        formerly, Director, Perini Corporation
                                                        (construction)*; formerly, Director, CGU
                                                        (property and casualty insurance company);
                                                        formerly, Director, Beacon Power Corporation
                                                        (energy)*.
-------------------------------------------------------------------------------------------------------------------------
John T. Ludes              Director          2003       Trustee, Zenith Fund**; formerly, Vice Chairman,         37
57 Water Street                                         President and Chief Operating Officer, Fortune
Marion, MA 02738                                        Brands/American Brands (global conglomerate);
Age: 65                                                 formerly, President and CEO, Acushnet Company
                                                        (athletic equipment).
-------------------------------------------------------------------------------------------------------------------------



Officers



-----------------------------------------------------------------------------------------------------------------------
                                    Current
                               position(s) with   Position(s)
   Name and address     Age          Fund          held since        Principal occupations over past five years /2/
-----------------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.     59     Senior Vice           2002      Manager and Senior Vice President, MetLife Advisers;
MetLife Advisers, LLC           President                       Senior Vice President, Zenith Fund**, Since 1995; Vice
501 Boylston Street                                             President, NEF.
Boston, MA 02116
-----------------------------------------------------------------------------------------------------------------------
Peter Duffy              47     Vice President        2000      Senior Vice President, MetLife Advisers, since December
MetLife Advisers, LLC           and Treasurer                   1998; Vice President and Treasurer,  Zenith Fund**;
501 Boylston Street                                             Senior Vice President; NEF; formerly Senior Vice
Boston, MA 02116                                                President, New England Funds, L.P.
-----------------------------------------------------------------------------------------------------------------------
Thomas M. Lenz           44     Vice President        2002      General Counsel and Secretary, MetLife Advisers, since
MetLife Advisers, LLC           and Secretary                   1998; Assistant General Counsel, MetLife; Vice
501 Boylston Street                                             President and Secretary, Zenith Fund**; formerly, Vice
Boston, MA 02116                                                President, State Street Bank and Trust Company.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt       47     Vice President        2002      Vice President, Zenith Fund**.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA  02116
-----------------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones      47     Vice President        2000      Assistant Vice President, since 1998, and formerly,
Metropolitan Life                                               Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
-----------------------------------------------------------------------------------------------------------------------
Thomas E. Lenihan        49     Senior Vice           2004      Managing Director, Investments Department, MetLife
Metropolitan Life               President
Insurance Company
10 Park Avenue
Morristown, NJ 07962
-----------------------------------------------------------------------------------------------------------------------



     * Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

     ** Following its merger into the Fund on May 1, 2003, the Zenith Fund filed an application for deregistration as an investment company with the Securities and Exchange Commission on October 10, 2003.

     (1) Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("MSF II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with MSF II. MSF II consists of one portfolio.

     (2) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, New England Financial, New England Funds, L.P., or NES are omitted if not materially different.

     (+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").

Director Beneficial Ownership

          The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.



--------------------------------------------------------------------------------------------------------
                                                         Dollar Range of Equity   Dollar Range of Equity
                                                             Securities in              Securities
     Director                Name of Portfolio              the Portfolio/1/          In the Fund/1/
--------------------------------------------------------------------------------------------------------
Arthur G. Typermass   FI International Stock Portfolio      $10,001-$ 50,000         Over $100,000
--------------------------------------------------------------------------------------------------------
                      MetLife Stock Index Portfolio         $50,001-$100,000
--------------------------------------------------------------------------------------------------------
                      State Street Research Aggressive      $50,001-$100,000
                      Growth Portfolio
--------------------------------------------------------------------------------------------------------



(1) Represents ownership, as of December 31, 2003, of insurance products that utilize the Fund as an investment vehicle.

Committees of the Board

          The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Garban currently serves as chair of the Audit Committee.

          The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. Jesse Arnelle and John Ludes and Ms. Linda Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Messrs. Toby Rosenblatt and Steve Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

          The Governance Committee, which was established on November 6, 2003, is comprised of Messrs. H. Jesse Arnelle, Michael S. Scott Morton, Toby Rosenblatt and Ms. Nancy Hawthorne. The Governance Committee recommends to the Independent Directors nominees for Independent Director membership on the Board of the Fund, reviews periodically Board governance operations and reviews and recommends compensation of the Independent Directors.

         During 2003, the Audit Committee met three times and each Contract Review Committee met one time. The Governance Committee, which was established on November 6, 2003, did not meet during 2003.


Board Approval of the Existing Advisory and Subadvisory Agreements

          In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the investment adviser and subadvisers designed to protect the Portfolios against conflicts of interest, including the codes of ethics of the investment adviser and subadviser.

          The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory services of such Portfolio.

          With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management).

          The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

          Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.


Directors Fees

          The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

     The Directors who are not currently an active employee of MetLife receive a fee of $54,000 per year, plus $5,000 for each Directors' meeting they attend, $2,500 for each Audit Committee meeting they attend, $2,500 for each Contract Review Committee meeting they attend, $2,500 for each Governance Committee meeting they attend, and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee and each chair of the Contract Review Committees each receives a fee of $2,500 for each full calendar year during which he/she serves as such chair.

          During the fiscal year ended December 31, 2003, the persons who were then Directors of the Fund received the amounts set forth below.



-----------------------------------------------------------
                            Aggregate    Total Compensation
                          Compensation   from the Fund and
                              from       Fund Complex Paid
  Name of Director(a)       the Fund     to Directors (a)
-----------------------------------------------------------
Linda B. Strumpf
-----------------------------------------------------------
Steve A. Garban
-----------------------------------------------------------
H. Jesse Arnelle
-----------------------------------------------------------
Dean O. Morton (b)
-----------------------------------------------------------
Michael S. Scott Morton
-----------------------------------------------------------
Arthur G. Typermass
-----------------------------------------------------------
Toby Rosenblatt
-----------------------------------------------------------
Nancy Hawthorne
-----------------------------------------------------------
John T. Ludes
-----------------------------------------------------------



(a) The Fund and the Fund Complex includes State Street Research Funds and is comprised of a total of 45 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2003.

(b)  Retired from the Fund's Board of Directors on April 1, 2004.

          The Fund provides no pension or retirement benefits to Directors.

          At March 31, 2004, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

          Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, for each of the Portfolios to subadvisers under subadvisory agreements described below.


          In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

          MetLife Advisers is a Delaware limited liability company. New England Life Insurance Company ("NELICO") owns all of the voting interests in MetLife Advisers. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

          Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

          Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

          State Street Research, subadviser to State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Bond Income, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Growth, State Street Research Large Cap Value and State Street Research Money Market is a Delaware corporation and an indirect, wholly-owned subsidiary of MetLife, Inc.

          Putnam Investment Management, LLC ("Putnam"), subadviser to Met/Putnam Voyager, is a Delaware limited liability company and has managed mutual funds since 1937. Putnam is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


          Harris Associates L.P. ("Harris"), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"). HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. ("CDC North America"). CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.


          Janus Capital Management LLC ("Janus"), subadviser to Janus Mid Cap, is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly-traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

          Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.


          T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

          Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

          Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

          Wellington Management, subadviser to the Balanced Portfolio, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

          Fred Alger Management, Inc. ("Alger Management"), subadviser to Alger Equity Growth, provides investment management services to mutual funds and to other institutions and individuals. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III owns a majority of the voting shares of Alger Associates, Inc. and is considered, under the 1940 Act, to control that company and its subsidiaries.

          Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").


          Salomon Brothers Asset Management Inc ("SBAM") provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to Salomon Brothers U.S. Government and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), to Salomon Brothers Strategic Bond Opportunities. SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). SBHC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), which in turn is a wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). SBAM Ltd. is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of Salomon Brothers Strategic Bond Opportunities. SBAM Ltd. is a wholly owned subsidiary of Salomon Brothers Europe Limited, which is wholly-owned by Salomon (International) Finanz AG,(25%) and Salomon International Limited (75%) which in turn is a wholly-owned subsidiary of SBHC. SBHC is a wholly-owned subsidiary of SSBH which in turn is wholly owned by Citigroup. The principal address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, and the principal address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act.

          MFS, subadviser to MFS Investors Trust, MFS Research Managers and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


          Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

          Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

          Fidelity Management & Research Company ("FMR"), subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

          Deutsche Investment Management Americas Inc. ("DIMA"), subadviser to Scudder Global Equity, is a Delaware corporation and an SEC-registered investment adviser that provides investment management services to separately managed accounts, registered investment companies and certain other pooled funds. Deutsche Bank Americas Holding Corp. holds 100% of DIMA's voting and non-voting stock.


Advisory Fees

          The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                   Annual        Average Daily Net
Portfolio                      Percentage Rate   Asset Value Levels
---------                      ---------------   ------------------

Alger Equity Growth                 .75%         First $1 billion
                                    .70%         Over $1 billion

Balanced Portfolio (a)              .70%         First $200 million
                                   .675%         Over $200 million

Capital Guardian U.S. Equity        .70%         First $200 million
                                    .65%         Next $300 million
                                    .60%         Next 1.5 billion
                                    .55%         Over $2 billion

Davis Venture Value                 .75%         First $1 billion

                                                  Annual        Average Daily Net
Portfolio                                     Percentage Rate   Asset Value Levels
---------                                     ---------------   ------------------
                                                   .70%         Over $1 billion

FI International Stock (d) (f) (j)                 .90%         First $500 million
                                                   .85%         Next $500 million
                                                   .80%         Over $1 billion

FI Mid Cap Opportunities                           .80%         First $250 million
                                                   .75%         Next $500 million
                                                   .70%         Over $750 million

FI Value Leaders (b)                               .70%         First $200 million
                                                   .65%         Next $300 million
                                                   .60%         Next $1.5 billion
                                                   .55%         Over $2 billion

Franklin Templeton Small Cap Growth                .90%         First $500 million
                                                   .85%         Over $500 million

Harris Oakmark Focused Value (c)                   .75%         First $1 billion
                                                   .70%         Over $1 billion

Harris Oakmark Large Cap Value (d)                 .75%         First $250 million
                                                   .70%         Over $250 million

Janus Mid Cap (d)                                  .75%         First $100 million
                                                   .70%         Next $400 million
                                                   .65%         Over $500 million

Jennison Growth                                    .70%         First $200 million
                                                   .65%         Next $300 million
                                                   .60%         Next $1.5 billion
                                                   .55%         Over $2 billion

Lehman Aggregate Bond Index (d)                    .25%         All Assets

Loomis Sayles Small Cap (e)                        .90%         First $500 million
                                                   .85%         Over $500 million

MetLife Mid Cap Stock Index (d)                    .25%         All Assets

MetLife Stock Index (d)                            .25%         All Assets

Met/Putnam Voyager (d)                             .80%         First $500 million
                                                   .75%         Next $500 million
                                                   .70%         Over $1 billion

MFS Investors Trust                                .75%         All assets

MFS Research Managers                              .75%         All assets

MFS Total Return                                   .50%         All assets

Morgan Stanley EAFE Index (d)                      .30%         All Assets

Neuberger Berman Partners Mid Cap Value (d)        .70%         First $100 million
                                                  .675%         Next $250 million
                                                   .65%         Next $500 million
                                                  .625%         Next $750 million

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -----------------------
                                                     .60%         Over $1.6 billion

Russell 2000 Index (d)                               .25%         All Assets

Salomon Brothers Strategic Bond Opportunities        .65%         All assets

Salomon Brothers U.S. Government                     .55%         All assets

Scudder Global Equity (d)                            .90%         First $50 million
                                                     .55%         Next $50 million
                                                     .50%         Next $400 million
                                                    .475%         Over $500 million

State Street Research Aggressive Growth (d)          .75%         First $500 million
                                                     .70%         Next $500 million
                                                     .65%         Over $1 billion

State Street Research Aurora (d)                     .85%         First $500 million
                                                     .80%         Next $500 million
                                                     .75%         Over $1 billion

State Street Research Bond Income (g)                .40%         First $1 billion
                                                     .35%         Next $1 billion
                                                     .30%         Next $1 billion
                                                     .25%         Over $3 billion

State Street Research Diversified (d)                .50%         First $500 million
                                                     .45%         Next $500 million
                                                     .40%         Over $1 billion

State Street Research Investment Trust (d)           .55%         First $500 million
                                                     .50%         Next $500 million
                                                     .45%         Over $1 billion

State Street Research Large Cap Growth (j)           .73%         First $1 billion
                                                     .65%         Amounts over $1 billion

State Street Research Large Cap Value                .70%         First $250 million
                                                     .65%         Next $500 million
                                                     .60%         Over $750 million

State Street Research Money Market (h)               .35%         First $1 billion
                                                     .30%         Next $1 billion
                                                     .25%         Over $2 billion

T. Rowe Price Large Cap Growth (d)                   .70%         First $50 million
                                                     .60%         Over $50 million

T. Rowe Price Small Cap Growth (d)                   .55%         First $100 million
                                                     .50%         Next $300 million
                                                     .45%         Over $400 million

Zenith Equity (i)                                     N/A         N/A


(a) Prior to May 1, 2000, the advisory fee payable by Balanced Portfolio was at the annual rate of 0.70% of the Portfolio's average daily net assets.

(b) Prior to May 1, 2002, the advisory fee payable by FI Value Leaders was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets and 0.60% of such assets in excess of $1.5 billion.


(c) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net asset; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(d) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio's average daily net assets.


(f) Prior to January 24, 2000, the advisory fee payable by FI International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion.


(g) Prior to January 1, 2000, the advisory fee payable by State Street Research Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(h) Prior to January 1, 2000, the advisory fee payable by State Street Research Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.


(i) Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Value Leaders and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(j) Prior to May 1, 2004, the advisory fee payable by State Street Research Large Cap Growth was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.

(j) MetLife Advisers has contractually agreed to waive the advisory fee payable to it by FI International Stock by 0.040% of the first $500 million of the Portfolio's average daily net assets, by 0.050% for the next $500 million, and 0.050% for amounts over $1 billion. Such contractual fee waiver shall extend through April 30, 2005, unless prior to April 30, 2005, the advisory agreement for the Portfolio is amended to reduce the advisory fee by 0.040% of the first $500 million of the Portfolio's average daily net assets, 0.050% for the next $500 million, and 0.050% for amounts over $1 billion. It is expected that the Board of Directors of the Fund will approve such an amendment to the advisory agreement prior to April 30, 2005.

Subadvisory Fees


          MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                               Annual
                                      Percentage Rate Paid by
                                      MetLife Advisers (d) to    Average Daily Net
Portfolio                                 the Subadvisers       Asset Value Levels
---------                             -----------------------   ------------------
Alger Equity Growth                            .45%             First $100 million
                                               .40%             Next $400 million
                                               .35%             Over $500 million

Balanced Portfolio (a)                        .325%             First $100 million
                                              .275%             Next $100 million
                                               .25%             Over $200 million

Capital Guardian U.S. Equity                   .45%             First $100 million
                                               .40%             Next $400 million
                                               .35%             Next $500 million
                                               .30%             Over $1 billion

Davis Venture Value                            .45%             First $100 million
                                               .40%             Next $400 million
                                               .35%             Over $500 million

FI International Stock (d) (e)                 .55%             First $250 million
                                               .45%             Next $250 million
                                               .40%             Over $500 million

FI Mid Cap Opportunities                       .55%             First $250 million
                                               .50%             Next $500 million
                                               .45%             Over $750 million

FI Value Leaders (b)                           .50%             First $250 million
                                               .40%             Next $500 million
                                               .35%             Over $750 million

Franklin Templeton Small Cap Growth            .60%             First $200 million
                                               .52%             Next $300 million
                                               .50%             Over $500 million

Harris Oakmark Focused Value (c)               .45%             First $100 million
                                               .40%             Next $400 million
                                               .35%             Over $500 million

Harris Oakmark Large Cap Value (d)             .45%             First $100 million
                                               .40%             Next $400 million
                                               .35%             Over $500 million

Janus Mid Cap (d)                              .50%             First $250 million
                                               .45%             Next $500 million
                                               .40%             Next $750 million
                                               .35%             Over $1.5 billion

Jennison Growth                                .45%             First $100 million
                                               .40%             Next $400 million
                                               .35%             Next $500 million
                                               .30%             Over $1 billion

Lehman Aggregate Bond Index (d)                *

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                           the Subadvisers       Asset Value Levels
---------                                       -----------------------   ------------------
Loomis Sayles Small Cap                                 .55%              First $25 million
                                                        .50%              Next $75 million
                                                        .45%              Next $100 million
                                                        .40%              Over $200 million

MetLife Mid Cap Stock Index (d)                        *

MetLife Stock Index (d)                                *

Met/Putnam Voyager (d)                                  .50%              First $150 million
                                                        .45%              Next $150 million
                                                        .35%              Over $300 million

MFS Investors Trust                                     .40%              First $150 million
                                                       .375%              Next $150 million
                                                       .350%              Over $300 million

MFS Research Managers                                   .40%              First $150 million
                                                       .375%              Next $150 million
                                                       .350%              Over $300 million

MFS Total Return                                        .25%              First $50 million
                                                        .20%              Over $50 million

Morgan Stanley EAFE Index (d)                          *

Neuberger Berman Partners Mid Cap Value (d)             .45%              First $250 million
                                                        .40%              Next $750 million
                                                        .35%              Over $1 billion

Russell 2000 Index (d)                                 *

Salomon Brothers Strategic Bond Opportunities           .35%              First $50 million
                                                        .30%              Next $150 million
                                                        .25%              Next $300 million
                                                        .20%              Over $500 million

Salomon Brothers U.S. Government                       .225%              First $200 million
                                                       .150%              Next $300 million
                                                       .100%              Over $500 million

Scudder Global Equity (d)                               .70%              First $50 million
                                                        .35%              Next $50 million
                                                        .30%              Next $400 million
                                                       .275%              Over $500 million

State Street Research Aggressive Growth (d)             .45%              First $500 million
                                                        .35%              Next $500 million
                                                        .30%              Next $1.5 billion
                                                        .25%              Over $2.5 billion

State Street Research Aurora (d)                        .55%              First $250 million
                                                        .50%              Next $250 million
                                                        .45%              Next $250 million
                                                        .40%              Over $750 million

State Street Research Bond Income                       .20%              First $250 million

                                                      Annual
                                             Percentage Rate Paid by
                                             MetLife Advisers (d) to   Average Daily Net
Portfolio                                        the Subadvisers      Asset Value Levels
---------                                    -----------------------   ------------------
                                                      .15%             Over $250 million

State Street Research Diversified (d)                 .35%             First $250 million
                                                      .30%             Next $250 million
                                                      .25%             Over $500 million

State Street Research Investment Trust (d)            .40%             First $250 million
                                                      .35%             Next $250 million
                                                      .30%             Next $1.5 billion
                                                      .25%             Over $2 billion

State Street Research Large Cap Growth (g)            .40%             First $300 million
                                                      .35%             Next $700 million
                                                      .30%             Over $1 billion

State Street Research Large Cap Value                 .45%             First $100 million
                                                      .40%             Next $150 million
                                                      .35%             Next $250 million
                                                      .30%             Next $1.5 billion
                                                      .25%             Over $2 billion

State Street Research Money Market                    .15%             First $100 million
                                                     .075%             Over $100 million

T. Rowe Price Large Cap Growth (d)                    .50%             First $50 million
                                                      .40%             Over $50 million

T. Rowe Price Small Cap Growth (d)                    .35%             First $100 million
                                                      .30%             Next $300 million
                                                      .25%             Over $400 million

Zenith Equity (f)                                      N/A                   N/A


* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2000, the subadviser to Balanced Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, and 0.30% of such assets in excess of $100 million.


(b) FMR has also agreed to make payments to NES (or an affiliate) to support the expenses of marketing the Portfolio. Prior to May 1, 2002, the subadviser to FI Value Leaders was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.


(c) From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by the MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(d) Prior to May 1, 2001, MetLife paid advisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to December 16, 2003, the subadviser to FI International Stock was Putnam Investment Management, LLC and the subavisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(f) Effective May 1, 2002, Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.

(g) Prior to May 1, 2004, the subadviser to State Street Research Large Cap Growth was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $100 million of such assets, and 0.35% of such assets in excess of $100 million.


          In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's London based affiliate, SBAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

          In connection with Davis Selected's service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.


          In connection with FMR's service as subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

          For the fiscal years ended December 31, 2001, 2002, and 2003, each Portfolio paid the following amounts in advisory fees to MetLife Advisers:



-----------------------------------------------------------------------------------------------
                                                Amount Paid to MetLife Advisers or MetLife/(b)/
-----------------------------------------------------------------------------------------------
Portfolio                                                  2001          2002          2003
-----------------------------------------------------------------------------------------------
Alger Equity Growth                                    $ 6,474,180   $4,584,842
-----------------------------------------------------------------------------------------------
Balanced Portfolio                                     $ 1,032,020   $  889,539
-----------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                                   N/A   $ 1,516,336(a)
-----------------------------------------------------------------------------------------------
Davis Venture Value                                    $ 6,636,172   $6,661,085
-----------------------------------------------------------------------------------------------
FI International Stock (b)                             $ 3,362,607   $2,863,295
-----------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                       N/A   $   20,552(a)
-----------------------------------------------------------------------------------------------
FI Value Leaders                                       $ 2,281,808   $3,107,520
-----------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                    $    38,225   $  165,863
-----------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                           $ 1,828,530   $4,106,122
-----------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (b)                     $ 1,076,242   $1,863,462
-----------------------------------------------------------------------------------------------

Janus Mid Cap (b)                                      $ 8,632,720   $5,650,440
-----------------------------------------------------------------------------------------------
Jennison Growth (a)                                            N/A   $1,576,283
-----------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index (b)                        $   521,865   $  842,197
-----------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                                $ 3,746,012   $3,149,457
-----------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index (b)                        $   204,629   $  312,945
-----------------------------------------------------------------------------------------------
MetLife Stock Index (b)                                $ 9,392,479   $8,068,926
-----------------------------------------------------------------------------------------------
Met/Putnam Voyager (b)                                 $   372,724   $  398,326
-----------------------------------------------------------------------------------------------
MFS Investors Trust                                    $   153,673   $  216,486
-----------------------------------------------------------------------------------------------
MFS Research Managers                                  $   352,183   $  264,416
-----------------------------------------------------------------------------------------------
MFS Total Return                                       $   830,746   $  742,233
-----------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (b)                          $   312,492   $  366,564
-----------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (b)            $ 1,087,854   $1,183,008
-----------------------------------------------------------------------------------------------
Russell 2000 Index (b)                                 $   334,711   $  377,713
-----------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities          $   668,142   $  833,573
-----------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                       $   428,527   $  915,362
-----------------------------------------------------------------------------------------------
Scudder Global Equity (b)                              $ 1,183,408   $1,047,489
-----------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (b)            $ 8,357,463   $6,146,514
-----------------------------------------------------------------------------------------------
State Street Research Aurora (b)                       $ 1,593,293   $3,248,261
-----------------------------------------------------------------------------------------------
State Street Research Bond Income                      $ 1,289,312   $3,086,918
-----------------------------------------------------------------------------------------------
State Street Research Diversified (b)                  $10,709,985   $8,730,261
-----------------------------------------------------------------------------------------------
State Street Research Investment Trust (b)             $12,961,977   $9,554,506
-----------------------------------------------------------------------------------------------
State Street Research Large Cap Growth                 $ 6,474,180   $4,584,842
-----------------------------------------------------------------------------------------------
State Street Research Large Cap Value (a)                      N/A   $   30,894
-----------------------------------------------------------------------------------------------
State Street Research Money Market                     $   907,488   $1,214,856
-----------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (b)                     $ 1,060,841   $  942,239
-----------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (b)                     $ 1,534,405   $1,294,717
-----------------------------------------------------------------------------------------------
Zenith Equity (c)                                      $ 5,554,311   $2,675,372
-----------------------------------------------------------------------------------------------


(a) For the period May 1, 2002 through December 31, 2002.

(b) MetLife was the investment adviser of these Portfolios until May 1, 2001.

(c) For the fiscal year ended December 31, 2000, Zenith Equity paid CGM a total of $11,474,067 in advisory fees. MetLife Advisers replaced CGM as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.


          For the fiscal years ended December 31, 2001, 2002, and 2003, MetLife Advisers paid the following amounts in subadvisory fees with respect to each
Portfolio:



-----------------------------------------------------------------------------------------------
                                                Amount Paid by MetLife Advisers or MetLife/(a)/
                                                                 to Subadvisers
-----------------------------------------------------------------------------------------------
Portfolio                                                  2001          2002          2003
-----------------------------------------------------------------------------------------------
Alger Equity Growth                                    $3,321,539     $2,436,979
-----------------------------------------------------------------------------------------------
Balanced Portfolio                                     $  455,436     $  399,462
-----------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                                  N/A     $  925,385(b)
-----------------------------------------------------------------------------------------------
Davis Venture Value                                    $3,396,880     $3,408,506
-----------------------------------------------------------------------------------------------
FI International Stock (a)                             $2,131,209     $1,874,629
-----------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                      N/A     $   14,130(b)
-----------------------------------------------------------------------------------------------
FI Value Leaders                                       $1,181,988     $1,992,530
-----------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                    $   25,483(c)  $  110,576
-----------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                           $1,025,216     $2,210,558
-----------------------------------------------------------------------------------------------

Harris Oakmark Large Cap Value (a)                     $  621,168     $1,046,012
-----------------------------------------------------------------------------------------------
Janus Mid Cap (a)                                      $6,068,806     $3,874,590
-----------------------------------------------------------------------------------------------
Jennison Growth                                               N/A     $  962,275(b)
-----------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index *                          $    7,669(c)  $  117,908
-----------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                                $1,827,394     $1,562,260
-----------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index *                              20,939(c)  $   43,812
-----------------------------------------------------------------------------------------------
MetLife Stock Index *                                  $  109,321(c)  $1,129,650
-----------------------------------------------------------------------------------------------
Met/Putnam Voyager (a)                                 $  232,952     $  248,954
-----------------------------------------------------------------------------------------------
MFS Investors Trust                                    $   81,959     $  115,459
-----------------------------------------------------------------------------------------------
MFS Research Managers                                  $  187,831     $  141,022
-----------------------------------------------------------------------------------------------
MFS Total Return                                       $  357,298     $  321,894
-----------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index *                            $   25,107(c)  $   42,766
-----------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (a)            $  728,980     $  772,004
-----------------------------------------------------------------------------------------------
Russell 2000 Index *                                   $   32,383(c)  $   52,880
-----------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities          $  333,373     $  409,726
-----------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                       $  175,306     $  368,410
-----------------------------------------------------------------------------------------------
Scudder Global Equity (a)                              $  800,045     $  718,493
-----------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (a)            $5,074,790     $3,447,014
-----------------------------------------------------------------------------------------------
State Street Research Aurora (a)                       $1,019,773     $2,035,743
-----------------------------------------------------------------------------------------------
State Street Research Bond Income                      $  620,892     $1,283,403
-----------------------------------------------------------------------------------------------
State Street Research Diversified (a)                  $6,723,279     $5,362,663
-----------------------------------------------------------------------------------------------
State Street Research Investment Trust (a)             $8,444,302     $6,181,740
-----------------------------------------------------------------------------------------------
State Street Research Large Cap Growth                 $3,321,539     $2,436,979
-----------------------------------------------------------------------------------------------
State Street Research Large Cap Value                         N/A     $   19,860(b)
-----------------------------------------------------------------------------------------------
State Street Research Money Market                     $  287,291     $  335,326
-----------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (a)                     $  723,894     $  644,825
-----------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (a)                     $  940,643     $  796,830
-----------------------------------------------------------------------------------------------
Zenith Equity (f)                                      $3,196,675(c)  $1,543,166(g)
-----------------------------------------------------------------------------------------------


(a) MetLife was investment adviser to these Portfolios until May 1, 2001, and therefore paid these amounts to subadvisers before that date.

(b) For the period May 1, 2002 through December 31, 2002.

(c) For the period May 1, 2001 through December 31, 2001.

(d) For the period May 1, 2000 through December 31, 2000.

(e) For the period July 5, 2000 through December 31, 2000.

(f) Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.


(g) For the period January 1, 2002 through April 30, 2002.

*Prior to May 1, 2001, there was no subadviser to these Portfolios.


Advisory Agreements and Subadvisory Agreements

          Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio's investment adviser or subadviser.

          Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

          Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.


          For Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Manager, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.


          Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

          Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

          It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

          It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the

Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.


Proxy Voting Policies

          The Board of Directors of the Fund and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio of the Fund the responsibility for voting the proxies relating to securities held by each Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. A description of the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix C to the SAI.

                             DISTRIBUTION AGREEMENTS

          MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010 is the Fund's principle underwriter. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.


          In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios:

          Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule"). Under the Distribution Agreement for such Portfolios, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

          The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class of such Portfolios.

          The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

The following is a description of the Distribution Plan for Portfolios (other than the Zenith Portfolios):

          Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

          The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

          The amounts the Fund pays the Distributor for such Portfolios will be used to compensate the Insurance Companies (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.

          The Distribution Plan and the Distribution and Services Plan (the "Plans") are what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

          The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

          The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans ("Qualified Directors") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.


          The Distributor and, in the case of the Zenith Portfolios, New England Securities Corporation, distributor to the New England Zenith Fund from January 1, 2003 to April 30, 2003, have informed the Fund that expenses incurred and costs allocated in connection with activities primarily intended to result in the sale of Class B and Class E shares were as follows for the fiscal year ended December 31, 2003:



----------------------------------------------------------------------
Category of Expense                                  Class B   Class E
----------------------------------------------------------------------
Advertising
----------------------------------------------------------------------
Printing and mailing of prospectuses to other than
   current shareholders
----------------------------------------------------------------------
Compensation to underwriters
----------------------------------------------------------------------
Compensation to broker-dealers
----------------------------------------------------------------------
Compensation to sales personnel
----------------------------------------------------------------------
Interest, carrying and other financial charges
----------------------------------------------------------------------
Shareholder servicing or personal account
   maintenance fees
----------------------------------------------------------------------
   Total:
----------------------------------------------------------------------


                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.


Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2003 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of Balanced, Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Diversified and State Street Research Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.


Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI International Stock, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Janus Mid Cap, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, Scudder Global Equity, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Growth, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


          A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

          The following services may be considered by subadvisers when selecting brokers:

          . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

          . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

          . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

          . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

          . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

          Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.


          The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 2001, 2002 and 2003:



------------------------------------------------------------------------------
Portfolio                                          2001         2002      2003
------------------------------------------------------------------------------
Alger Equity Growth                             $1,708,722   $4,881,312
------------------------------------------------------------------------------
Balanced Portfolio                              $  100,371   $  102,647
------------------------------------------------------------------------------
Capital Guardian U.S. Equity                           N/A   $  777,297
------------------------------------------------------------------------------
Davis Venture Value                             $  569,631   $  722,687
------------------------------------------------------------------------------
FI International Stock                          $  922,679   $  587,360
------------------------------------------------------------------------------
FI Mid Cap Opportunities                               N/A   $   25,353
------------------------------------------------------------------------------
FI Value Leaders                                $  979,325   $2,576,192
------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth             $   14,791   $   78,969
------------------------------------------------------------------------------
Harris Oakmark Focused Value                    $  592,419   $  738,720
------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                  $  455,515   $  409,118
------------------------------------------------------------------------------
Janus Mid Cap                                   $2,144,187   $1,783,484
------------------------------------------------------------------------------
Jennison Growth                                        N/A   $  925,760
------------------------------------------------------------------------------
Lehman Aggregate Bond Index                            N/A          N/A
------------------------------------------------------------------------------
Loomis Sayles Small Cap                         $  826,307   $1,648,902
------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                     $   45,468   $   89,095
------------------------------------------------------------------------------
MetLife Stock Index                             $   94,444   $   99,656
------------------------------------------------------------------------------
Met/Putnam Voyager                              $   87,382   $   89,017
------------------------------------------------------------------------------
MFS Investors Trust                             $   42,586   $   65,338
------------------------------------------------------------------------------
MFS Research Managers                           $   90,976   $  121,350
------------------------------------------------------------------------------
MFS Total Return                                $  141,285   $  205,455
------------------------------------------------------------------------------
Morgan Stanley EAFE Index                       $  126,492   $  132,646
------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value         $  853,840   $  447,128
------------------------------------------------------------------------------
Russell 2000 Index                              $   57,584   $  173,823
------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities          N/A          N/A
------------------------------------------------------------------------------
Salomon Brothers U.S. Government                       N/A          N/A
------------------------------------------------------------------------------
Scudder Global Equity                           $  163,342   $  182,195
------------------------------------------------------------------------------
State Street Research Aggressive Growth         $2,938,548   $3,710,518
------------------------------------------------------------------------------
State Street Research Aurora                    $  328,594   $1,198,868
------------------------------------------------------------------------------
State Street Research Bond Income                      N/A   $  118,251
------------------------------------------------------------------------------
State Street Research Diversified               $3,846,507   $3,733,157
------------------------------------------------------------------------------
State Street Research Investment Trust          $6,296,788   $5,295,167
------------------------------------------------------------------------------
State Street Research Large Cap Growth          $1,708,722   $4,881,312
------------------------------------------------------------------------------
State Street Research Large Cap Value                  N/A   $   28,195
------------------------------------------------------------------------------
State Street Research Money Market                     N/A          N/A
------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                  $  250,041   $  208,653
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T. Rowe Price Small Cap Growth                  $  196,896   $  348,813
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Zenith Equity                                   $8,432,488   $4,285,752
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          For the fiscal year ending December 31, 2003, the following Portfolios paid commissions to brokers because of research services provided: Balanced paid
$    based on related transactions of $    ; Davis Venture Value paid $    based
 ----                                  ----                            ----
on related transactions of $    ; Loomis Sayles Small Cap paid $    , based on
                            ----                                ----
related transactions of $    ; Neuberger Berman Partners Mid Cap Value paid $
                         ----                                                ---
based on related transactions of $    ; Alger Equity Growth paid $    based on
                                 ----                            ----
related transactions of $   ; Janus Mid Cap paid
                        ----

$        based on related transactions of $           ; Franklin Templeton Small
  ------                                   ----------
Cap Growth paid $        based on related transactions of $         ; Met/Putnam
                  ------                                    -------
Voyager paid $           based on related transactions of $         ; T. Rowe
               ---------                                    -------
Price Small Cap Growth paid $         based on related transactions of $      ;
                              -------                                    ----
T. Rowe Price Large Cap Growth paid $        based on related transactions of
                                      ------
$      ; Jennison Growth paid $        based on related transactions of $      ;
  ----                          ------                                    ----
Harris Oakmark Large Cap Value paid $       based on related transactions of
                                      -----
$       ; and Harris Oakmark Focused Value paid $        based on related
  -----                                           ------
transactions of $       .
                  -----


          The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

          The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

          A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.


          For the fiscal years ended December 31, 2001, 2002 and 2003, Alger
Equity Growth paid $1,708,650, $3,553,070, and        respectively, in brokerage
                                               ------
commissions to Fred Alger and Company, Inc., an affiliated broker. For the fiscal year ended December 31, 2003, % of the Portfolio's aggregate brokerage
                                     ---
commissions were paid to this broker and   % of the Portfolio's aggregate dollar
                                         --
amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2002 and 2003, FI Value Leaders
paid $857 and $      , respectively, in brokerage commissions to Fidelity
               ------
Capital Markets, an affiliated broker. For the fiscal year ended December 31,
2003,     % of the Portfolio's aggregate brokerage commissions were paid to this
      ----
broker and       % of the Portfolio's aggregate dollar amount of transactions
           ------
involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2002 and 2003, FI Mid Cap
Opportunities paid $163 and $       , respectively, in brokerage commissions to
                             -------
Fidelity Capital Markets, an affiliated broker. For the fiscal year ended
December 31, 2003,     % of the Portfolio's aggregate brokerage commissions were
                   ----
paid to this broker and      % of the Portfolio's aggregate dollar amount of
                        -----
transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Harris
Oakmark Focused Value paid $206,226, $246,659 and $        respectively, in
                                                   -------
brokerage commissions to Harris Associates Securities L.P., an affiliated broker
of Harris Associates L.P. For the fiscal year ended December 31, 2003,        %
                                                                       -------
of the Portfolio's aggregate brokerage commissions were paid to this broker and
      % of the Portfolio's aggregate dollar amount of transactions involving the
------
payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Harris
Oakmark Large Cap Value paid a total of $201,508 and $173,606 and $        ,
                                                                   --------
respectively, in brokerage commissions to Harris Associates Securities, L.P., an
affiliated broker. For the fiscal year ended December 31, 2003,       % of the
                                                                ------
Portfolio's aggregate brokerage commissions were paid to this broker and       %
                                                                         ------
of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001 and 2002 State Street Research Large Cap Growth paid $1,708,650 and $3,553,070, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. The Portfolio paid no brokerage commissions to any affiliated broker for the fiscal year ended December 31, 2003.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Neuberger Berman Partners Mid Cap Value paid a total of $321,496, $196,958 and $
                                                                      --------
respectively, in brokerage commissions to Neuberger Berman, LLC, an affiliated
broker. For the fiscal year ended December 31, 2003,       % of the Portfolio's
                                                     ------
aggregate brokerage commissions were paid to this broker and       % of the
                                                             ------
Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.


Portfolio Turnover

          The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

          The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND


          The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity was formerly a series of the New England Zenith Fund.


          Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value and Janus Mid Cap, which are non-diversified.

          Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

          Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

          MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.


         As of March 31, 2004, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NEF, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2004, MetLife, NEF, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.


Voting Rights

          Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

          Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

          Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

          The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

          Each of the Portfolios intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

          If a Portfolio fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          In addition to the diversification requirements applicable to all RICs, Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Portfolio if each Portfolio restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

          A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

          A Portfolio is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

          The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

          Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

          Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT


          The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.


                              FINANCIAL STATEMENTS


          The financial statements of each Portfolio and the related reports of independent auditors included in the annual reports for the Portfolios for the year ended December 31, 2003 are incorporated herein by reference to the Fund's Annual Report for the Portfolios other than the Zenith Portfolios, and to the New England Zenith Fund Annual Report for the Zenith Portfolios, both as filed
with the SEC on March [     ] , 2004.
                       -----


                                 INDEX SPONSORS

          The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

          With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

          ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHERDAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

          With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL

COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See
Note 1.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1)  An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3)  There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA

          This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA

          Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

          Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC

          Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

          The rating C is reserved for income bonds on which no interest is being paid.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                       AAA

          Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-
         High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-

          Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-

          Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-

          Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                    B+, B, B-

          Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC

          Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

          Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

          Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1

          Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1

          The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1) evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4) liquidity;

     (5) amount and quality of long-term debt;

     (6) trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       P-2

          Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

          Advertising and promotional literature prepared by each insurance company which is a record shareholder for products it issues or administers may include references to its affiliates, MetLife Advisers, or any subadviser. Reference also may be made to other Funds sponsored by any subadviser.

          Each such insurance company's advertising and promotional material may include, but is not limited to, discussions of the following information (in the case of corporate information, about both affiliated and unaffiliated entities):

     . Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Portfolio.

     . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions.

     . Specific and general investment philosophies, strategies, processes, techniques and types of analysis.

     . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services.

     . The corporate histories, founding dates and names of founders of the entities.

     .    Awards, honors and recognition given to the firms.

     . The names of those with ownership interest and the percentage of ownership.

     . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans.

     . Current capitalization, levels of profitability and other financial and statistical information.

     . Identification of portfolio managers, researchers, economists, principals and other staff members and employees.

     . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors.

     . Current and historical statistics with respect to MetLife Advisers or any subadviser:

          .    total dollar amount of assets managed
          .    assets managed in total and/or by Portfolios
          .    assets managed in total and/or by Portfolios
          .    the growth of assets -asset types managed
          .    number and location of offices
          .    numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
          .    the above individuals' total and average number of years of industry experience and the total and average length of their employment with the adviser or the subadviser

     . The general and specific strategies applied by the advisers in the management of the Metropolitan Series Fund's portfolios including, but not limited to:

          .    the pursuit of growth, value, income oriented, risk management or other strategies
          .    the manner and degree to which the strategy is pursued
          .    whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
          .    the types and characteristics of investments sought and specific portfolio holdings
          .    the actual or potential impact and result from strategy
               implementation
          .    through its own areas of expertise and operations, the value added by subadvisers to the management process
          .    the disciplines it employs and goals and benchmarks that it establishes in management
          .    the systems utilized in management, the features and
               characteristics of those systems and the intended results from such computer analysis

     . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Portfolios of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Portfolios and other funds managed by the Portfolios' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

          Additional information contained in advertising and promotional literature may include: rankings and ratings of the Portfolios including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

          Advertising may include all of the top portfolio holdings of a Portfolio or sector or industry breakdowns.

          References to the Portfolios may be included in any such insurance company's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

     . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom the insurance company may or may not have a relationship.

     . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the insurance company as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

     . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

          . past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

          . information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

          .    current and prospective ERISA regulation and requirements.

     . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

          .    increased employee retention
          .    reinforcement or creation of morale
          .    deductibility of contributions for participants
          .    deductibility of expenses for employers
          .    tax deferred growth, including illustrations and charts
          .    loan features and exchanges among accounts
          .    educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

     . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in the insurance company's 401(k) and retirement plans, including, but not limited to:

          .    the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
          .    broad choice of investment options and competitive fees
          .    plan sponsor and participant statements and notices
          .    the plan prototype, summary descriptions and board resolutions
          .    plan design and customized proposals
          .    Directorship, record keeping and administration
          .    the services of State Street Bank, including, but not limited to,
               Director services and tax reporting
          .    the services of other service providers, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
          .    the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

     . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

          .    access to expertise on investments
          .    assistance in interpreting past, present and future market trends and economic events
          .    providing information to clients including participants during enrollment and on an ongoing basis after participation
          .    promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                   APPENDIX C

                      PROXY VOTING POLICIES AND PROCEDURES

Capital Guardian Trust Company
Davis Selected Advisers, L.P.
Deutsche Investment Management Americas Inc.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Fred Alger Management, Inc.
Harris Associates, L.P.
Janus Capital Corporation
Jennison Associates LLC
Loomis Sayles & Company, L.P.
Massachusetts Financial Services Company
Metropolitan Life Insurance Company
Neuberger Berman Management Inc.
Putnam Investment Management, LLC
State Street Research & Management Company
T. Rowe Price Associates, Inc.
Wellington Management Company, LLP

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

..    Corporate governance. CGTC supports strong corporate governance practices.
     It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

..    Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

..    Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

..    Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC's Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

Effective Date

This policy is effective as of August 1, 2003.

                       Davis Selected Advisers, LP ("DSA")
                      Proxy Voting Policies and Procedures

                             Amended August 6, 2003

                                Table of Contents

       I.     Introduction

       II.    Principals

       III.   Fiduciary Duties of Care and Loyalty

       IV.    Pre-Determined Voting Policies

       V.     Ensuring Proxies are Voted

       VI.    Identifying and Resolving Potential Conflicts of Interest

       VII.   Proxy Oversight Group

       VIII.  Shareholder Activism

       IX.    Obtaining Copies of How Proxies Were Voted

       X.     Summary of Proxy Voting Policies and Procedures

       XI.    Records

       XII.   Amendments

       Exhibit A: "Pre-Determined Proxy Voting Policies"

                                 I. Introduction

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                 II. Principals

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.


Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").

                    III. Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":

(1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                        IV. Pre-Determined Voting Policy

Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

                          V. Ensuring Proxies are Voted

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

          VI Identifying and Resolving Potential Conflicts of Interest

                         Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

     (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, l; or

     (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;

     (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.

     (3)  DSA may obtain guidance from an independent third party

     (4)  The potential conflict may be immaterial.

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

                           VII. Proxy Oversight Group

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures;

     (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

     (3)  Resolves conflicts of interest identified by the Compliance
          Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group:
DSA's:

     (1)  Proxy Analyst;

     (2)  Chief Compliance Officer; and

     (3)  Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                            VIII Shareholder Activism

DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.

                  IX Obtaining Copies of How Proxies Were Voted

DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

                X Summary of Proxy Voting Policies and Procedures

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients

                                   XI. Records

DSA shall make retain for the legally required periods the following records:

     (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;

     (b)  Proxy statements received regarding client securities;

     (c)  Records of votes DSA cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and DSA's response;

     (e) Any documents prepared by DSA that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII Amendments

DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                    Exhibit A
                          Davis Selected Advisers, L.P.
                      Pre-Determined Proxy Voting Policies

                             Amended: August 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

                            I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     . We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     . We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     . We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     . We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     . We will generally vote for pulling future option grants into the present year.

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

     . We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     . We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

..    long-term corporate performance

..    nominee's investment in the company

..    corporate governance provisions and takeover activity (discussed in
     Sections III and IV)

..    director compensation

..    number of other board seats held by nominee

..    interlocking directorships

..    nominee's attendance at meetings (past two years)

..    relevant business experience

..    ethical track record

B. Classification/Declassification of the Board

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

                           II. Executive Compensation

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

               .    Performance below that of the S&P 500.

               .    Performance below a pre-selected group of competitors.

               .    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     . We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     . We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     . We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     . We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

     . We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     . We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

                           III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     . long-term financial performance of the target company relative to its industry

     .    management's track record

     .    background to the proxy contest

     .    qualifications of director nominees (both slates)

     . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     .    stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

                            V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

                                  VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

     .    Fees for non-audit services are excessive, or

     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                    VII. Miscellaneous Governance Provisions

A. Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B. Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to restore or permit cumulative voting.

L. Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

M. Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-Related Compensation Proposals

..    Amendments that Place a Cap on Annual Grant or Amend Administrative
     Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

..    Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

..    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

..    Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

P. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Q. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

S. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

T. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

                    IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

   . anticipated financial and operating benefits

   . offer price (cost vs. premium)

   . prospects of the combined companies

   . how the deal was negotiated

   . changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

                       X. Social and Environmental Issues

In general, we abstain from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                              XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote against the proposal.

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

   . Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

   . Change in Control - Will the transaction result in a change in control of the company?

   . Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

   . It is intended for financing purposes with minimal or no dilution to current shareholders.

   . It is not designed to preserve the voting power of an insider or significant shareholder.

J. Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

Policies & Procedures                                       Deutsche Bank [LOGO]

                            DEUTSCHE ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

                              ADOPTED: MAY 5, 2003

                         AS AMENDED AS OF AUGUST 4, 2003

I.   INTRODUCTION

     Deutsche Asset Management (DeAM)/1/ has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  DEAM'S PROXY VOTING RESPONSIBILITIES

     Proxy votes are the property of DeAM's advisory clients./2/ As such, DeAM's authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. Where a client has given specific instructions as to how a proxy should be voted, DeAM will carry out those instructions. Where no specific instructions exists, DeAM will follow the procedures in voting the proxies set forth in this document.

________
/1/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/2/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

     DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

     1. Proxy voting activities are conducted in the best economic interest of clients

          DeAM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DeAM in good faith after appropriate review.

     2.   The Proxy Voting Working Group

          The Proxy Voting Working Group (the "PVWG") is an internal working group established by DeAM's Investment Committee pursuant to a written charter. The PVWG is responsible for overseeing DeAM's proxy voting activities, including:

               (i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how DeAM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

               (ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of DeAM's clients; and

               (iii) monitoring the Proxy Department's proxy voting activities
                     (see below):

          DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for administering DeAM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines.

     3. Availability of Proxy Voting Policies and Procedures and proxy voting record

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion. The Proxy Department will make proxy voting reports available upon request.

IV.  PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.  The PVWG's Proxy Voting Guidelines

         The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

         The PVWG will review the Guidelines as necessary to support the best economic interests of DeAM's clients and, in any event, at least annually. The PVWG will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVWG will thoroughly review and evaluate the proposed change and the reasons therefor, and the PVWG Chair will ask PVWG members whether anyone has requested or attempted to improperly influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee (see below) and will defer the approval, if possible. Lastly, the PVWG will fully document its rationale for approving any change to the Guidelines.

         The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of Institutional Shareholder

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Services ("ISS"), an independent third-party proxy voting specialist. See Section IV.3.B.

     2.  Specific proxy voting decisions made by the PVWG

         The Proxy Department Head will refer to the PVWG all proxy proposals
         (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

         Additionally, if a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVWG Chair and/or the Proxy Department Head./3/

         If the Proxy Department refers a proxy proposal to PVWG or PVWG determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVWG will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

         The PVWG endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVWG's voting determination.

     3.  Certain proxy votes may not be cast

         In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, it is DeAM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.

__________________
/3/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

         The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

     4.  Conflict of Interest Procedures

         A. Procedures to Address Conflicts of Interest and Improper Influence

         Overriding Principle. In the limited circumstances where the PVWG votes proxies,/4/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./5/

         Independence of the PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

         Conflict Review Procedures. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material

______________
/4/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/5/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

         The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any third party communications with members of the PVWG or anyone participating or providing information to the PVWG regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

         Upon completion of the investigation, the Conflicts Review Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

         If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how to vote the proxies either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

         Procedures to be Followed by the PVWG. At the beginning of any discussion regarding how to vote any proxy, the PVWG Chair (or his or her delegate) will inquire as to whether any PVWG member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts Review Committee.

         The PVWG Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee within the Deutsche Bank organization (including PVWG members) or any other person

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         (including affiliated or unaffiliated sub-advisers, other DeAM advisory clients, trade associations, or the press) has: (i) requested that DeAM, the Proxy Department (or any member thereof) or a PVWG member vote a particular proxy in a certain manner; or (ii) attempted to improperly influence DeAM, the Proxy Department (or any member thereof), a PVWG member or any other person in connection with proxy voting activities, and which incident has not yet been reported to the Conflicts Review Committee.

         If any such incident are reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee and, if possible, will delay the vote until the Conflicts Review Committee can complete the conflicts report. If a delay is not possible, the Conflicts Review Committee will instruct the PVWG whether anyone should be recused from the proxy voting process, or whether DeAM should seek instructions as to how to vote the proxy at issue from ISS or, if time permits, affected clients. These inquiries and discussions will be properly reflected in the PVWG's minutes.

         Duty to Report. Any DeAM employee, including any PVWG member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how DeAM votes its proxies has a duty to disclose the existence of the situation to the PVWG Chair (or his or her designee) and the details of the matter to the Conflicts Review Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

         Recusal of Members. The PVWG will recuse from participating in a specific proxy vote any PVWG members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts Review Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVWG will also exclude from consideration the views of any person (whether requested or volunteered) if the PVWG or any member thereof knows, or if the Conflicts Review Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to improperly influence the vote.

         If, after excluding all relevant PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three PVWG voting members remaining, the PVWG Chair will obtain instructions as to how to vote the proxy from, if time permits, the affected clients and otherwise from ISS.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         B.   Investment Companies and Affiliated Public Companies

         Investment Companies. As reflected in the Guidelines, DeAM votes all proxies solicited by open-end and closed-end investment companies in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

         Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g, Deutsche bank itself, DeAM will vote the proxies in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

         C.   Other Procedures That Limit Conflicts of Interest

         DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

         . Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

          outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

      . Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

      Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

V. RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

   . The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   . Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

   . Analyst worksheets created for stock option plan and share increase analyses

   .  Proxy Edge print-screen of actual vote election.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate DeAM office.

With respect to its investment company clients, DeAM will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

VI. THE PVWG'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

reviewing summary proxy information presented by the Proxy Department Head. Said reviews include statistical analyses of the number of meetings, seasonal volume changes, proposals voted, proposal types and frequency of votes cast contrary to management. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

                                                                    Attachment A

                             Deutsche Bank Americas
                                    New York

                            Deutsche Asset Management
                        2003 U.S. Proxy Voting Guidelines

                            As Amended August 7, 2003

                                   [PICTURE]

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies Procedures                                         Deutsche Bank [LOGO]

                                TABLE OF CONTENTS

I.   BOARD OF DIRECTORS......................................................  4

  A. Election of Directors...................................................  4
  B. Classified Boards of Directors..........................................  4
  C. Board and Committee Independence........................................  4
  D. Liability and Indemnification of Directors..............................  4
  E. Qualifications of Directors.............................................  5
  F. Removal of Directors and Filling of Vacancies...........................  5
  G. Proposals to Fix the Size of the Board..................................  5

II.  CAPITAL STRUCTURE.......................................................  6

  A. Authorization of Additional Shares......................................  6
  B. Authorization of "Blank Check" Preferred Stock..........................  6
  C. Stock Splits/Reverse Stock Splits.......................................  6
  D. Dual Class/Supervoting Stock............................................  6
  E. Large Block Issuance....................................................  7
  F. Recapitalization into a Single Class of Stock...........................  7
  G. Share Repurchases.......................................................  7
  H. Reductions in Par Value.................................................  7

III. CORPORATE GOVERNANCE ISSUES.............................................  7

  A. Confidential Voting.....................................................  7
  B. Cumulative Voting.......................................................  8
  C. Supermajority Voting Requirements.......................................  8
  D. Shareholder Right to Vote...............................................  8

IV.  COMPENSATION............................................................  8

  A. Executive and Director Stock Option Plans...............................  9
  B. Employee Stock Option/Purchase Plans....................................  9
  C. Golden Parachutes....................................................... 10
  D. Proposals to Limit Benefits or Executive Compensation................... 10
  E. Option Expensing........................................................ 10

V.   ANTI-TAKEOVER RELATED ISSUES............................................ 10

  A. Shareholder Rights Plans ("Poison Pills")............................... 10
  B. Reincorporation......................................................... 10
  C. Fair-Price Proposals.................................................... 11
  D. Exemption from state takeover laws...................................... 11
  E. Non-financial Effects of Takeover Bids.................................. 11

VI.  MERGERS & ACQUISITIONS.................................................. 11

VII. SOCIAL & POLITICAL ISSUES............................................... 12

  A. Labor & Human Rights.................................................... 12
  B. Environmental Issues.................................................... 12
  C. Diversity & Equality.................................................... 12
  D. Health & Safety......................................................... 13
  E. Government/Military..................................................... 13
  F. Tobacco................................................................. 13

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

VIII. MISCELLANEOUS ITEMS.................................................... 14

  A. Ratification of Auditors................................................ 14
  B. Limitation of non-audit services provided by independent auditor........ 14
  C. Audit firm rotation..................................................... 14
  D. Transaction of Other Business........................................... 14
  E. Motions to Adjourn the Meeting.......................................... 15
  F. Bundled Proposals....................................................... 15
  G. Change of Company Name.................................................. 15
  H. Proposals Related to the Annual Meeting................................. 15
  I. Investment Company Proxies.............................................. 15
  J. International Proxy Voting.............................................. 16

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors

A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor (currently, ISS) subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management (DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. Board and Committee Independence

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. Proposals to Fix the Size of the Board

DeAM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

II.  Capital Structure

A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures. Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.  Corporate Governance Issues

A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.
*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.   Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed unreasonably excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues

A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.   Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII.   Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues typically have a more tenuous connection to the economic and corporate governance principles effecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests. We do not support proposals that represent the views and interests only of a specific shareholder group that may be contrary to those of the remaining shareholders.

DeAM's voting policy for some of the most commonly proposed social and political issues are set forth below. Where issues are deemed best left to the discretion of management or where compliance with standards set statutorily by federal, state or local authorities is sufficient, DeAM generally will not support a more burdensome standard requested by shareholder proposal. However, where specific circumstances or the actions of a company's board or management warrant, the proxy committee reserves the right to depart from any general policy to vote in the shareholders' best interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power.)

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political (or charitable) contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

3. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to a voting decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.   Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently Institutional Shareholder Services. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

J.   International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently Institutional Shareholder Services.

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

Deutsche Asset Management Inc.
Deutsche Investment Management Americas Inc.
Investment Company Capital Corp.
Deutsche Asset Management Investment Services

                        Fidelity Proxy Voting Guidelines

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Committee on Operations or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E. Supermajority Provisions.

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     F.   Poison Pills:

          1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

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      I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.  Stock Option Plans

      A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
               (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

          6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

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               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

          8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the repricing proposal excludes senior management and directors;

          2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

          6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect

                                     4 of 7
          may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

     B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

     A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

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      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

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     B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

     C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp. is authorized to take a final decision.

     D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

     FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

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                                   SUMMARY OF

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis. or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and

Franklin Advisers, Inc.
SUMMARY OF PROXY VOTING POLICIES & PROCEDURES
January 1, 2004
Page 2

relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

                                     [LOGO]

                                      ALGER


                           Fred Alger Management, Inc.

                      Proxy Voting Policies and Procedures

            111 Fifth Avenue, New York, New York 10003 - 800.223.3810

                           Fred Alger Management, Inc.

                      Proxy Voting Policies and Procedures

                                Table of Contents

Section                                                                         Page
I.   Overview .................................................................    3

II.  Proxy Voting Process .....................................................    3

III. Conflicts of Interest ....................................................    4

IV.  Client Disclosure ........................................................    4

V.   Proxy Voting Guidelines ..................................................    5

        Operational Issues ....................................................    5

        Board of Directors Issues .............................................    6

        Proxy Contest Issues ..................................................    9

        Anti-Takeover Defenses and Voting Related Issues ......................    9

        Mergers and Corporate Restructuring Issues ............................   10

        State of Incorporation Issues .........................................   14

        Capital Structure Issues ..............................................   15

        Executive and Director Compensation Issues ............................   17

        Social and Environmental Issues .......................................   20

        Mutual Fund Proxy Issues ..............................................   29

VI.  How to Obtain Further Information ........................................   34

I.  Overview

Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II. Proxy Voting Process

The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.

III. Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV.  Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice

President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V. Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.

1. Operational Issues

Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

Change Company Name:

Vote FOR proposals to change the corporate name.

Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

   . An auditor has a financial interest in or association with the company and is, therefore, not independent

   .  Fees for non-audit services are excessive, or

   . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors Issues:

Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

   . Attend less than 75 percent of the board and committee meetings without a valid excuse

   .  Implement or renew a dead-hand or modified dead-hand poison pill

   . Ignore a shareholder proposal that is approved by a majority of the shares outstanding

   . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

   . Failed to act on takeover offers where the majority of the shareholders tendered their shares

   . Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

   . Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

   . Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

   . The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

   .  Only if the director's legal expenses would be covered

Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     . Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     .  Majority of independent directors on board

     .  All-independent key committees

     .  Committee chairpersons nominated by the independent directors

     .  CEO performance reviewed annually by a committee of outside directors

     .  Established governance guidelines

     .  Company performance

Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contest Issues

Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry; management's track record

     .  Background to the proxy contest

     .  Qualifications of director nominees (both slates)

     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructuring Issues

Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     .  Purchase price

     .  Fairness opinion

     .  Financial and strategic benefits

     .  How the deal was negotiated

     .  Conflicts of interest

     .  Other alternatives for the business

     .  Noncompletion risk

Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     .  Impact on the balance sheet/working capital

     .  Potential elimination of diseconomies

     .  Anticipated financial and operating benefits

     .  Anticipated use of funds

     .  Value received for the asset

     .  Fairness opinion

     .  How the deal was negotiated

     .  Conflicts of interest

Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     .  Dilution to existing shareholders' position

     .  Terms of the offer

     .  Financial issues

     .  Management's efforts to pursue other alternatives

     .  Control issues

     .  Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     .  The reasons for the change

     .  Any financial or tax benefits

     .  Regulatory benefits

     .  Increases in capital structure

     .  Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     .  Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     . Prospects of the combined company; anticipated financial and operating benefits

     .  Offer price

     .  Fairness opinion

     .  How the deal was negotiated

     .  Changes in corporate governance

     .  Change in the capital structure

     .  Conflicts of interest

Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     .  Tax and regulatory advantages

     .  Planned use of the sale proceeds

     .  Valuation of spin-off

     .  Fairness opinion

     .  Benefits to the parent company

     .  Conflicts of interest

     .  Managerial incentives

     .  Corporate governance changes

     .  Changes in the capital structure

Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation Issues

Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals:

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7. Capital Structure Issues

Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

   . It is intended for financing purposes with minimal or no dilution to current shareholders

   . It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan:

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8. Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

   . Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

   .  Cash compensation, and

   .  Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     . Historic trading patterns

     . Rationale for the repricing

     . Value-for-value exchange

     . Option vesting

     . Term of the option

     . Exercise price

     . Participation

Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     . Purchase price is at least 85 percent of fair market value

     . Offering period is 27 months or less, and

     . Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

     . Purchase price is less than 85 percent of fair market value, or

     . Offering period is greater than 27 months, or

     . VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:
(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

   . Whether the proposal mandates that all awards be performance-based

   . Whether the proposal extends beyond executive awards to those of lower-ranking employees

   . Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

   . The parachute should be less attractive than an ongoing employment opportunity with the firm

   . The triggering mechanism should be beyond the control of management

   . The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights:

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

   . The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

   . The availability and feasibility of alternatives to animal testing to ensure product Safety, and

   . The degree that competitors are using animal-free testing. Generally vote
     FOR proposals seeking a report on the company's animal welfare standards unless:

   . The company has already published a set of animal welfare standards and monitors compliance

   . The company's standards are comparable to or better than those of peer firms, and

   . There are no serious controversies surrounding the company's treatment of animals

Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

   . Whether the proposal focuses on a specific drug and region

   . Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

   . The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

   . Whether the company already limits price increases of its products

   . Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries o The extent that peer companies implement price restraints

Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

   . The costs and feasibility of labeling and/or phasing out

   . The nature of the company's business and the proportion of it affected by the proposal

   . The proportion of company sales in markets requiring labeling or GMO-free products

   . The extent that peer companies label or have eliminated GMOs
   . Competitive benefits, such as expected increases in consumer demand for the company's products

   . The risks of misleading consumers without federally mandated, standardized labeling

   . Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

   . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

   . The extent that peer companies have eliminated GMOs

   . The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

   . Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

   . The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns:

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

   . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

   . Whether the company has adequately disclosed the financial risks of its subprime business

   . Whether the company has been subject to violations of lending laws or serious lending controversies

   . Peer companies' policies to prevent abusive lending practices

Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

   . Whether the company complies with all local ordinances and regulations

   . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

   . The risk of any health-related liabilities

Advertising to youth:

   . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

   . Whether the company has gone as far as peers in restricting advertising

   . Wether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

   . Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

   . The percentage of the company's business affected

   . The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spin-off tobacco-related businesses:

   . The percentage of the company's business affected

   . The feasibility of a spin-off

   . Potential future liabilities related to the company's tobacco business

Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

   . Whether there are publicly available environmental impact reports

   . Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

   . The current status of legislation regarding drilling in ANWR

CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

   . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

   . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES

   . Costs of membership and implementation

Environmental Reports:

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

   . The company's level of disclosure lags that of its competitors, or

   . The company has a poor environmental track record, such as violations of federal and state regulations

Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

   . The nature of the company's business and the percentage affected

   . The extent that peer companies are recycling

   . The timetable prescribed by the proposal

   . The costs and methods of implementation

   . Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

   . The nature of the company's business and the percentage affected

   . The extent that peer companies are switching from fossil fuels to cleaner sources

   . The timetable and specific action prescribed by the proposal

   . The costs of implementation

   . The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

General Corporate Issues

Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

   . The relevance of the issue to be linked to pay

   . The degree that social performance is already included in the company's pay structure and disclosed

   . The degree that social performance is used by peer companies in setting pay

   . Violations or complaints filed against the company relating to the particular social performance measure

   . Artificial limits sought by the proposal, such as freezing or capping executive pay

   . Independence of the compensation committee

   . Current company pay levels

Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

   . The company is in compliance with laws governing corporate political activities, and

   . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

China Principles:

Vote AGAINST proposals to implement the China Principles unless:

   . There are serious controversies surrounding the company's China operations, and

   . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

   . The nature and amount of company business in that country

   . The company's workplace code of conduct

   . Proprietary and confidential information involved

   . Company compliance with U.S. regulations on investing in the country

   . Level of peer company involvement in the country

International Codes of Conduct/Vendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

   . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

   . Agreements with foreign suppliers to meet certain workplace standards

   . Whether company and vendor facilities are monitored and if so, how

   . Company participation in fair labor organizations

   . Type of business o Proportion of business conducted overseas

   . Countries of operation with known human rights abuses

   . Whether the company has been recently involved in significant labor and human rights controversies or violations

   . Peer company standards and practices

   . Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

   . The company does not operate in countries with significant human rights violations

   . The company has no recent human rights controversies or violations, or

   . The company already publicly discloses information on its vendor standards compliance

MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

   . Company compliance with or violations of the Fair Employment Act of 1989

   . Company antidiscrimination policies that already exceed the legal requirements

   . The cost and feasibility of adopting all nine principles

   . The cost of duplicating efforts to follow two sets of standards (Fair
     Employment and the MacBride Principles)

   . The potential for charges of reverse discrimination

   . The potential that any company sales or contracts in the rest of the United
     Kingdom could be negatively impacted

   . The level of the company's investment in Northern Ireland

   . The number of company employees in Northern Ireland

   . The degree that industry peers have adopted the MacBride Principles

   . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

   . Whether the company has in the past manufactured landmine components

   . Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

   . What weapons classifications the proponent views as cluster bombs

   . Whether the company currently or in the past has manufactured cluster bombs or their components

     .    The percentage of revenue derived from cluster bomb manufacture

     .    Whether the company's peers have renounced future production

Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization:

Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:

     .    The information is already publicly available, or

     .    The disclosures sought could compromise proprietary information

Workplace Diversity

Board Diversity:

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     . The board composition is reasonably inclusive in relation to companies of similar size and business, or

     . The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     .    The degree of board diversity

     .    Comparison with peer companies

     .    Established process for improving board diversity

     .    Existence of independent nominating committee

     .    Use of outside search firm

     .    History of EEO violations

Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:

     .    The company has well-documented equal opportunity programs

     . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     .    The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling:

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     .    The composition of senior management and the board is fairly inclusive

     . The company has well-documented programs addressing diversity initiatives and leadership development

     . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     . The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     . Whether the company's EEO policy is already in compliance with federal, state and local laws

     . Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     .    The industry norm for including sexual orientation in EEO statements

     . Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxy Issues

Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     .    Board structure

     .    Director independence and qualifications

     .    Attendance at board and committee meetings

Votes should be withheld from directors who:

     . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     . Ignore a shareholder proposal that is approved by a majority of shares outstanding

     . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     . Are interested directors and sit on the audit or nominating committee, or

     . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Past performance as a closed-end fund

     .    Market in which the fund invests

     .    Measures taken by the board to address the discount

     .    Past shareholder activism, board activity

     .    Votes on related proposals

Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Past performance relative to its peers

     .    Market in which fund invests

     .    Measures taken by the board to address the issues

     . Past shareholder activism, board activity and votes on related proposals

     .    Strategy of the incumbents versus the dissidents

     .    Independence of directors

     .    Experience and skills of director candidates

     .    Governance profile of the company

     .    Evidence of management entrenchment

Investment Advisery Agreements:

Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Proposed and current fee schedules

     .    Fund category/investment objective

     .    Performance benchmarks

     .    Share price performance compared to peers

     .    Resulting fees relative to peers

     .    Assignments (where the adviser undergoes a change of control)

Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Stated specific financing purpose

     .    Possible dilution for common shares

     .    Whether the shares can be used for anti-takeover purposes

1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Potential competitiveness

     .    Regulatory developments

     .    Current and potential returns

     .    Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     .    The fund's target investments

     .    The reasons given by the fund for the change

     .    The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Political/economic changes in the target market

     .    Consolidation in the target market

     .    Current asset composition

Change in Fund's Subclassification:

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Potential competitiveness

     .    Current and potential returns

     .    Risk of concentration

     .    Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Strategies employed to salvage the company

     .    The fund's past performance

     .    Terms of the liquidation


Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    The degree of change implied by the proposal

     .    The efficiencies that could result

     .    The state of incorporation

     .    Regulatory standards and implications

Vote AGAINST any of the following changes:

     . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     . Removal of shareholder approval requirement for amendments to the new declaration of trust

     . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     . Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     .    Regulations of both states

     .    Required fundamental policies of both states

     .    Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Fees charged to comparably sized funds with similar objectives

     .    The proposed distributor's reputation and past performance

     .    The competitiveness of the fund in the industry

     .    Terms of the agreement

Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Resulting fee structure

     .    Performance of both funds

     .    Continuity of management personnel

     .    Changes in corporate governance and their impact on shareholder rights


Shareholder Proposals to Establish Director Ownership Requirement:

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Adviser:

Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

     .    Performance of the fund's NAV

     .    The fund's history of shareholder relations

     .    The performance of other funds under the adviser's management

V. How to Obtain Further Information

Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

                             HARRIS ASSOCIATES L.P.

                      PROXY VOTING POLICIES AND PROCEDURES
                                    July 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     Social Responsibility Issues

     Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/.

                          Janus Capital Management LLC
                              Proxy Voting Summary

Janus Capital Management LLC ("Janus") votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

Proxy Voting Procedures

Janus has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Upon request, on an annual basis, Janus will provide its clients with the proxy voting record for that client's account.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

               Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

                            SUMMARY OF LOOMIS SAYLES
                      PROXY VOTING POLICIES AND PROCEDURES

      Loomis Sayles utilizes the services of a third party, Institutional Shareholder Services ("ISS"), in researching and voting proxies for those accounts and funds for which Loomis Sayles has voting authority. ISS has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the firm's policy and ISS's own research. All issues presented for shareholder vote will be considered by the Proxy Committee and, when necessary, the equity analyst following the company. Loomis Sayles will generally follow ISS's recommendation, unless it deviates from the firm's express policy of the Proxy Committee determines that the shareholders best interests are served by voting otherwise.

      In addition to reviewing the ISS recommendations and directing ISS how to vote, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

      Loomis Sayles strives to ensure that proxies are voted in our clients' best interest and are not affected by any possible conflicts of interest by following the pre-determined policies set forth in the proxy voting manual, or, where the manual allows for discretion, generally relying on the recommendations of ISS. If the firm's manual allows for discretion on a particular proposal and the Proxy Committee determines that ISS's recommendation is not in the best interests of the shareholders, then the Proxy Committee may use its discretion to vote against the ISS recommendation, but only after conducting a review to determine if any material conflict of interest exists, and where a material conflict exists, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way, including providing information, opinions or recommendations to the Proxy Committee.

             MFS FUNDS GENERAL DESCRIPTION OF PROXY VOTING POLICIES

      The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by MFS Investment Management ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

      The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS' fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the "Guidelines") that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

      MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS' corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

      MFS' policies include:

      A. Voting Guidelines;

      B. Administrative Procedures; and

      C. Records Retention and Reports.

A.    VOTING GUIDELINES

      The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

      Non-Salary Compensation Programs

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to "buy" stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

      "Golden Parachutes"

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation.

      Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

      Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

      Dilution

      There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

      Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

      Independence of Boards of Directors and Committees Thereof

      While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

      Best Practices Standards

      Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that -- within the circumstances of the environment within which the issuers operate

- the proposal is consistent with the best long-term economic interests of the MFS Funds.

     Foreign Issuers - Share Blocking

     In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

     Social Issues

     There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

     The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS Proxy Review Group

          The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   Potential Conflicts of Interest

          The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

          In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy

              Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

     3.   Gathering Proxies

          MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed.

     4.   Analyzing Proxies

          After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/1/ are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

          As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

     5.   Voting Proxies

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

     6.   Monitoring System

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded

________
/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

     to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

C.   RECORDS RETENTION AND REPORTS

     MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

            Metropolitan Life Insurance Company Proxy Voting Policies

     Metropolitan Life Insurance Company ("MetLife") has adopted policies and procedures (the "Voting Policies") that it uses on the Portfolio's behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife's clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients' holdings.

     MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

     Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the "Committee"), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the "Managing Director").

     MetLife has retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of its clients. IRRC monitors the accounts and their holdings to be sure that proxies are received and votes are cast.

     Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any override or Special Vote, a determination is made by MetLife's Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

     Whenever a material conflict of interest between the Portfolio's shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients' holdings.

     MetLife's Voting Policies are subject to change at any time without notice.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        Non-Socially Responsible Clients

I.  Introduction and General Principles

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

    (1) developing, authorizing, implementing and updating NB's policies and procedures;

   (2) overseeing the proxy voting process; and

   (3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends, NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E.  Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

    (1) a copy of these policies and procedures which shall be made available to clients, upon request;

    (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

    (3) a record of each vote cast (which ISS maintains on NB's behalf);

    (4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

    (5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

    (6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

May 2003

Proxy Committee as of May 2003

Jack L. Rivkin     Chief Investment Officer
Judith Vale        Portfolio Manager
Ellen Metzger      Legal and Compliance
Vincent Pecoraro   Portfolio Administration

                                    EXHIBIT A

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company, and is therefore not independent
     .    Fees for non-audit services are excessive, or
     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     . It is intended for financing purposes with minimal or no dilution to current shareholders
     . It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     .    Historic trading patterns
     .    Rationale for the repricing
     .    Value-for-value exchange
     .    Option vesting
     .    Term of the option
     .    Exercise price
     .    Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     .    Purchase price is at least 85 percent of fair market value
     .    Offering period is 27 months or less, and
     .    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

     A.   Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
     . there are concerns about the accounts presented or audit procedures used; or
     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
     . there are serious concerns about the accounts presented or the audit procedures used;
     .    the auditors are being changed without explanation; or
     . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
     . there are serious concerns about the statutory reports presented or the audit procedures used;
     . questions exist concerning any of the statutory auditors being appointed; or
     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
     .    the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless:
     . there are clear concerns about the past performance of the company or the board; or
     .    the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
     . there are serious questions about actions of the board or management for the year in question; or
     .    legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:
     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:
Vote FOR share repurchase plans, unless:
     .    clear evidence of past abuse of the authority is available; or
     .    the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:
     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost. Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT B

                  Policies, Procedures and Practices Regarding
                         Potential Conflicts of Interest

Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

Regulatory Oversight--ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

Board Policy--The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

Ownership--ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

Transparency of Voting Policies--ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding
Potential Conflicts of Interest

Full Disclosure--Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

Separate Staffs/Physical Separation--ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

No Guarantees--Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

Blackout Period--Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

No Backroom Deals--ISS requires issuers to provide written documentation--signed by an executive level manager--before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                             Updated: April 2003

                                                                     May 6, 2003

                               Putnam Investments

                             Proxy Voting Procedures

Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2   considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

  1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

  2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

  3. manages the process of referring issues to portfolio managers for voting instructions.

  4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

  5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

  6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

  7. prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

   1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department.

     Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

  2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

  3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

  4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

  5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

    1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

    2. A copy of each proxy statement received with respect to securities in client accounts;

    3. Records of each vote cast for each client;

    4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

   5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures

                   Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

        A.  Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     .  Putnam will withhold votes for the entire board of directors if

     .  The board does not have a majority of independent directors; or

     . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

     . Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     . Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

     . Putnam will vote on a case-by-case basis in contested elections of directors.

        . Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

          . Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

        . Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

        B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

     . Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     . Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

        C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

     . Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

     . Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

     .  Putnam will vote for proposals authorizing share repurchase programs.

        D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     . Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

        E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     . Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

     . Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

        F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     . Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     . Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     . Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     . Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

     . Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non US Issuers

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

     . Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

     . Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     . Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     . Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

          (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

          (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                                   Exhibit B to Proxy Procedures

Proxy Vote Referral Request:  Company XYZ, Vote Due X/X/XX

                       Proxy Voting Referral Request Form

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

Vote Recommendation Due Date:

Company Name: XYZ Inc.

..    Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

..    Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:                                     Putnam Rec.*        ISS Rec.

1. [Description of item]
Rationale: ___________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

                                                   Exhibit C to Proxy Procedures

                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.   Company name:_______________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): __________________________________________

4. Description of Putnam's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________

     ________________________________________________________________________


5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

________________________________________________________________________________


________________________________________________________________________________


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under cir-cumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________
Name: Victoria R. Card
Title: Assistant Vice President, Proxy Voting Project Manager

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                   April 2003

Purpose and General Statement

         The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which State Street Research & Management Company ("State Street Research") votes the securities owned by its clients for which State Street Research exercises voting authority and discretion (the "Proxies"). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Our authority to vote the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; State Street Research takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to State Street Research, these policies and procedures apply equally to registered investment companies and institutional accounts.

         These proxy voting policies and procedures are available to all clients of the firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Policies Relating to Proxy Voting

         The guiding principle by which State Street Research votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. Furthermore, State Street Research is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. State Street Research does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

         It is the general policy of State Street Research to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, State Street Research reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of State Street Research, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of State Street Research.

         For clients that have delegated to State Street Research the discretionary power to vote the securities held in their account, State Street Research does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. State Street Research views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

Proxy Voting Policies and Procedures                                  April 2003

         In addition to the voting of Proxies, State Street Research personnel may, in their discretion, meet with members of a corporation's management and discuss matters of importance to State Street Research's clients and their economic interests. Such meetings are in addition to any activities undertaken by State Street Research with respect to the voting of Proxies.

         Absent any legal or regulatory requirement to the contrary, it is generally the policy of State Street Research to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by State Street Research disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any institutional client of State Street Research can obtain details of how the firm has voted the securities in its account by contacting the client's designated service representative at State Street Research. State Street Research does not, however, generally disclose the results of voting decisions to third parties.

         Conflicts of Interest. The Proxy Policy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all associates are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the firm's clients. If at any time any associate becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. If any associate is pressured or lobbied either from within or outside of State Street Research with respect to any particular voting decision, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. The full Proxy Policy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Policy Committee may cause any of the following actions to be taken in that regard:

     . vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

     . vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the client, are reasonably documented and are approved by the General Counsel; or

     . direct ISS to vote in accordance with its independent assessment of the matter.

Proxy Policy Committee

         The administration of these proxy policies and procedures is governed by a Proxy Policy Committee (the "Committee") currently comprising five members. There are two fixed members of this Committee and three rotating members. The fixed members are the Director of Equity Research (or if there is none, an investment professional designated by the Chief Investment Officer--Equities) and the Counsel from the Legal Department responsible for proxy related matters. The remaining three members are investment professionals designated from time to time on a rotating basis by the Chief Investment Officer--Equities ("CIO"). Rotating members serve on the Committee for a term of one year. The Director of Equity Research (or the CIO's designee, as applicable) serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

         The Committee has regular meetings semi-annually, and may meet other times as deemed necessary by the Chair or any member of the Committee. At each regular meeting, the Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Committee will review any "Special Votes" and "Exceptions" (each as described below) that have occurred since the previous meeting of the Committee.

Proxy Voting Policies and Procedures       2                          April 2003

         On all matters, the Committee will make its decisions by a vote of a majority of the members of the Committee. Any matter for which there is no majority agreement among members of the Committee shall be referred to the CIO and the firm's General Counsel for a joint decision.

Proxy Voting Procedures

         State Street Research has retained Institutional Shareholder Services, Inc. ("ISS") to vote proxies for the accounts of our clients. ISS prepares research reports on most matters submitted to a shareholder vote and also provides voting services to institutions such as State Street Research. ISS receives a daily electronic feed of all holdings in State Street Research voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted for State Street Research client shares owned. As a result of the firm's decision to use ISS, there is generally no physical handling of proxies by State Street Research personnel. State Street Research has a designated ISS contact person within the Corporate Actions group of Investment Administration and Operations ("IA&O") who serves as liaison between State Street Research and ISS.

         The attached Proxy Voting Guidelines (the "Guidelines") state the general view and expected vote of State Street Research under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from State Street Research, ISS will automatically vote in accordance with the Guidelines. However, the Guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients' best interests as described below with respect to "Exceptions." State Street Research votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.

         Well in advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that ISS has prepared on the vote. Personnel in IA&O access the web site daily and download this information. Issues that are not specifically addressed by the Guidelines, including major corporate actions such as mergers and acquisitions ( "Special Votes") are not automatically voted by ISS but are referred by ISS to State Street Research for a voting decision.

         Through its web site, ISS notifies State Street Research of all upcoming Special Votes, and such matters are immediately forwarded by IA&O to the Equity Department Analyst who covers the issuer in question, or if there is no covering analyst for a particular issuer or if the covering analyst is not available prior to the deadline for the relevant Special Vote, to the portfolio manager with the largest holdings of that issuer. In most cases, the covering analyst or relevant portfolio manager will make the decision as to the appropriate vote for any particular Special Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her, including any recommendation made by ISS, in his or her discretion. The analyst or portfolio manager, as applicable, will inform the Chair of the Committee and IA&O of any such voting decision, and if the Chair does not object to such decision, IA&O will instruct ISS to vote the shares in such manner. The Chair has the discretion at all times, including in cases where the Chair has any questions about a particular voting decision or the analyst or portfolio manager is unable

Proxy Voting Policies and Procedures       3                          April 2003
to arrive at a decision, to intervene in any decision regarding a Special Vote. In such regard, the Chair may take any such action he or she deems appropriate, including requesting additional analysis on the Special Vote, overriding the decision of the analyst or portfolio manager, or calling a special meeting of the entire Proxy Policy Committee to review the issues and arrive at a decision. In all cases, regardless of whether the ultimate voting decision with respect to any Special Vote is made by the analyst, the portfolio manager, the Chair or the entire Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings. If for any reason, no voting decision is made with respect to any particular Special Vote, or if IA&O has not otherwise received any direction in accordance with these policies and procedures as to how to instruct ISS to vote our shares prior to the relevant voting deadline for any Special Vote, IA&O will instruct ISS to vote all of our shares in accordance with ISS's independent assessment of the matter.

       If at any time a portfolio manager or covering analyst becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an "Exception"), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Committee as soon as possible prior to the relevant voting deadline for such matter. In most cases, the Chair of the Committee, along with the covering analyst and relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by ISS, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Policy Committee. The full Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings.

Record Keeping

       State Street Research maintains records of all proxies voted in accordance with Section 204-2 of the Advisors Act. As required and permitted by Rule 204-2(c) under the Advisors Act, the following records are maintained:

    .  a copy of these policies and procedures;

    . proxy statements received regarding client securities are maintained by the firm or ISS unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case the firm relies on such electronic copies on EDGAR;

    . a record of each vote cast is maintained by ISS, and such records are accessable to designated State Street Research personnel at any time;

    . a copy of any document created by State Street Research that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

    . each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                            PROXY VOTING GUIDELINES

                                   April 2003

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Auditor Issues:

-----------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requiring companies to             Generally, follow ISS recommendation, which reviews on a case-by-case
prohibit their auditors from engaging in non-audit       basis.
services (or cap level of non-audit services).
------------------------------------------------------------------------------------------------------------------------------

Audit fees vs. Non-audit fees                            Generally, vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requiring shareholders' votes      Generally, in favor.
for audit firm ratification.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requesting companies to rotate     Generally, in favor unless required rotation period is less than five
audit firms periodically                                 years
------------------------------------------------------------------------------------------------------------------------------

Director Issues:

------------------------------------------------------------------------------------------------------------------------------

Staggered (Classified) Board                             Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Management Proposal to Remove Directors                  Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Management Proposals for Filling Board Vacancies         Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Nominating and Other Board Committees Composed of        Generally, in favor
Independent Directors
------------------------------------------------------------------------------------------------------------------------------

Resolutions Requiring that at least a Majority, and      Generally, in favor.
up to 2/3, of the Board be Composed of Independent
Directors
------------------------------------------------------------------------------------------------------------------------------

Director Liability Amendment                             Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Directors Not Liable For Gross Negligence                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Director Attendance                                      Minimum acceptable attendance is no less than 75% of all meetings without a valid excuse. Votes will be withheld from directors not meeting this standard.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Management proposals requesting reelection of            Generally, withhold vote from any insiders or affiliated outsiders on
insiders or affiliated directors who serve on audit,     audit, compensation or nominating committees.
compensation, nominating committees.
------------------------------------------------------------------------------------------------------------------------------

Single-slate board elections (Canada)                    Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Separation of chairman and chief executive posts         Generally, in favor.
------------------------------------------------------------------------------------------------------------------------------

Share and Voting Issues:
------------------------------------------------------------------------------------------------------------------------------

Additional Share Authorization                           Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Anti-Greenmail Resolutions                               Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Cumulative Voting                                        Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Preemptive Rights Removal                                Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Poison Pill                                              Generally, not in favor. (But do generally favor Canadian Poison
                                                         Pills)
------------------------------------------------------------------------------------------------------------------------------

Dual Class Capitalization                                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Supermajority Requirements                               Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Fair Price Amendments                                    Case-by-case review.
------------------------------------------------------------------------------------------------------------------------------

Shareholder Disenfranchisement                           Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Secret/Confidential Voting                               Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Management Issues:
------------------------------------------------------------------------------------------------------------------------------

Golden Parachutes                                        Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Incentive Stock Option Plans                             Generally follow ISS recommendation, which reviews on a case by case basis.
------------------------------------------------------------------------------------------------------------------------------

Requiring all stock options to be performance-based.     Generally, follow ISS recommendation, which reviews on a case-by-case basis.
------------------------------------------------------------------------------------------------------------------------------

Requiring the expensing of stock option awards.          Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals seeking to ban stock sales by      Generally, not in favor.
executives by establishing holding periods.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Shareholder proposals requesting to ban executive        Generally, not in favor
stock options.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring companies to report       Generally, in favor.
on their executive retirement benefits (deferred
compensation, split-dollar life insurance, SERPs,
and pension benefits.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring shareholder approval      Generally, follow ISS recommendation, which reviews on a case-by-case of extraordinary pension benefits for senior
executives under basis. the company's SERP.
------------------------------------------------------------------------------------------------------------------------------

IRS Reg. 162(m) Plans                                    Vote for if the plan specifies the types of goals to be used by the
                                                         162(m) Plan  Committee.
------------------------------------------------------------------------------------------------------------------------------

Miscellaneous:
------------------------------------------------------------------------------------------------------------------------------

State of Incorporation Change                            Vote for if there is no reduction of shareholder rights.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring offshore companies to     Generally, not in favor.
reincorporate into the United States.
------------------------------------------------------------------------------------------------------------------------------

Blanket Authority On Unspecified Business                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Social/Political Issues                                  Vote against unless there is a measurable economic benefit to the
                                                         Company.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring companies to give         Generally, follow ISS recommendation, which reviews on a case-by-case
shareholders access to the proxy ballot for the          basis.
purpose of nominating board members.
------------------------------------------------------------------------------------------------------------------------------

Postpone/reschedule meeting regarding board              Vote for if we favor the merger, against if we oppose the transaction approved mergers
------------------------------------------------------------------------------------------------------------------------------

If any article is unusually complicated or is a departure from simple issues, the article is always considered on a case-by-case basis.

State Street Research will, where it deems it appropriate, monitor a company's activities and/or undertake an active dialogue with corporate management and others to encourage the adoption of organizational policies and practices which we believe will be to the ultimate economic benefit of our clients including, if the client is an employee benefit plan, that plan's participants and their beneficiaries.

                           T. ROWE PRICE PROXY VOTING

       As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

       Proxy Administration

       The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

       Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

       T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

       Fiduciary Considerations

       T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

       Consideration Given Management Recommendations

       When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

       T. Rowe Price Voting Policies

       Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

       Election of Directors

       T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

       Executive Compensation

       The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

       Anti-takeover and Corporate Governance Issues

       T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

       Social and Corporate Responsibility Issues

       T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

       Monitoring and Resolving Conflicts of Interest

       The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
       T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                       SUMMARY OF WELLINGTON PROXY VOTING
                              POLICY AND PROCEDURES

The Metropolitan Series Fund, Inc.: Balanced Portfolio has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Fund for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of Metropolitan Series Fund, Inc: Balanced Portfolio due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                          PART C.  OTHER INFORMATION

Item 23.  Exhibits


Exhibit
Number                                         Description
------                                         -----------

(a)(a). --Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
          Statement filed on April 30, 1996.

(a)(b). --Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
          Statement filed on April 30, 1996.

(a)(c). --Articles Supplementary of Registrant, dated October 25, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
          Statement filed on April 30, 1996.

(a)(d). --Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on
          April 30, 1996.

(a)(e). --Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(f). --Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(g). --Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(h). --Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration
          Statement filed on December 18, 1996.

(a)(i). --Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to this Registration
          Statement filed on January 11, 1999.

(a)(j). --Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration
          Statement filed on April 6, 2000.

(a)(k). --Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration
          Statement filed on November 30, 2000.

(a)(l). --Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration
          Statement filed on April 4, 2001.

(a)(m). --Articles Supplementary of Registrant, dated April 26, 2002, is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on
          April 30, 2003.

(a)(n). --Articles Supplementary of Registrant, dated April 18, 2003, is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on
          April 30, 2003.

(a)(o). --Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to
          Post-Effective Amendment No. 22 to this Registration Statement filed on October 6, 1998.

(a)(p). --Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to this Registration Statement filed on
          January 19, 2000.

(a)(q). --Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to
          Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

  Exhibit
  Number                                         Description
  ------                                         -----------

(a)(r).     --Articles of Amendment, dated April 26, 2002, is incorporated herein by reference to
              Post-Effective Amendment No. 35 to this Registration Statement filed on April 30,
              2003.

(a)(s).     --Articles of Amendment, dated April 18, 2003, is incorporated herein by reference to
              Post-Effective Amendment No. 35 to this Registration Statement filed on April 30,
              2003.

(b)(a).     --By-Laws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(b)(b).     --Amendment to By-Laws, dated April 24, 1997, is incorporated herein by reference to
              Post-Effective Amendment No. 20 to this Registration Statement filed on April 2,
              1998.

(b)(c).     -- Amended and Restated By-Laws dated May 8, 2003*

(c).        --None.

(d)(a)(1).  --Investment Management Agreement relating to State Street Research Aggressive
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(2).  --Investment Management Agreement relating to State Street Research Diversified
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(3).  --Investment Management Agreement relating to State Street Research Investment
              Trust Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(4).  --Investment Management Agreement relating to State Street Research Aurora
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(5).  -- Advisory Agreement relating to FI International Stock Portfolio*

(d)(a)(6).  --Investment Management Agreement relating to Putnam Large Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(7).  --Investment Management Agreement relating to Harris Oakmark Large Cap Value
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(8).  --Investment Management Agreement relating to Janus Mid Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(a)(9).  --Investment Management Agreement relating to Neuberger Berman Partners
              Mid Cap Value Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(10). --Investment Management Agreement relating to Scudder Global Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(a)(11). --Investment Management Agreement relating to T. Rowe Price Large Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(12). --Investment Management Agreement relating to T. Rowe Price Small Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

  Exhibit
  Number                                        Description
  ------                                        -----------

(d)(a)(13). --Investment Management Agreement relating to Lehman Brothers Aggregate Bond
              Index Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(14). --Investment Management Agreement relating to MetLife Stock Index Portfolio*

(d)(a)(15). --Investment Management Agreement relating to MetLife Mid Cap Stock Index
              Portfolio*

(d)(a)(16). --Investment Management Agreement relating to Morgan Stanley EAFE Index
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(17). --Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(a)(18). --Investment Management Agreement relating to Franklin Templeton Small Cap
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(19). --Investment Management Agreement relating to State Street Research Large Cap
              Value Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 32 to this Registration Statement filed on April 12, 2002.

(d)(b)(1).  --Sub-Investment Management Agreement relating to State Street Research
              Aggressive Growth Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(2).  --Sub-Investment Management Agreement relating to State Street Research
              Diversified Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(3).  --Sub-Investment Management Agreement relating to State Street Research
              Investment Trust Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(4).  --Sub-Investment Management Agreement relating to State Street Research Aurora
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(5).  -- Subadvisory Agreement relating to FI International Stock Portfolio*

(d)(b)(6).  --Sub-Investment Management Agreement relating to Putnam Large Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(7).  --Sub-Investment Management Agreement relating to Harris Oakmark Large Cap
              Value Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(8).  --Sub-Investment Management Agreement relating to Janus Mid Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to this
              Registration Statement filed on April 12, 2002.

(d)(b)(9).  --Sub-Investment Management Agreement relating to Neuberger Berman Partners
              Mid Cap Value Portfolio*

(d)(b)(10). --Sub-Investment Management Agreement relating to Scudder Global Equity
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to this Registration Statement filed on April 12, 2002.

  Exhibit
  Number                                        Description
  ------                                        -----------

(d)(b)(11). --Sub-Investment Management Agreement relating to T. Rowe Price Large Cap
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(12). --Sub-Investment Management Agreement relating to T. Rowe Price Small Cap
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(13). --Sub-Investment Management Agreement relating to Lehman Brothers Aggregate
              Bond Index Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(14). --Sub-Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(b)(15). --Sub-Investment Management Agreement relating to MetLife Mid Cap Stock Index
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(16). --Sub-Investment Management Agreement relating to Morgan Stanley EAFE Index
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(17). --Sub-Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(b)(18). --Sub-Investment Management Agreement relating to Franklin Templeton Small
              Cap Growth Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(19). --Sub-Investment Management Agreement relating to State Street Research Large
              Cap Value Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 32 to this Registration Statement filed on April 12, 2002.

(d)(c)(1).  --Advisory Agreement relating to State Street Research Money Market Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(c)(2).  --Advisory Agreement relating to Salomon Brothers Strategic Bond Opportunities
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(3).  --Advisory Agreement relating to Salomon Brothers U.S. Government Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(c)(4).  --Advisory Agreement relating to State Street Research Bond Income Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(c)(5).  --Advisory Agreement relating to Balanced Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(6).  --Advisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(7).  --Advisory Agreement relating to Alger Equity Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

  Exhibit
  Number                                        Description
  ------                                        -----------

(d)(c)(8).  --Advisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(c)(9).  --Advisory Agreement relating to Davis Venture Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(c)(10). --Advisory Agreement relating to FI Mid Cap Opportunities Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(c)(11). --Advisory Agreement relating to FI Structured Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(c)(12). --Advisory Agreement relating to Harris Oakmark Focused Value Portfolio*

(d)(c)(13). --Advisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(14). --Advisory Agreement relating to Loomis Sayles Small Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(c)(15). --Advisory Agreement relating to MFS Investors Trust Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(c)(16). --Advisory Agreement relating to MFS Research Managers Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(c)(17). --Advisory Agreement relating to Zenith Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(18). --Advisory Agreement relating to State Street Research Large Cap Growth
              Portfolio.*

(d)(d)(1).  --Subadvisory Agreement relating to State Street Research Money Market Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(d)(2).  --Subadvisory Agreement relating to Salomon Brothers Strategic Bond
              Opportunities Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(3).  --Subadvisory Agreement relating to Salomon Brothers U.S. Government Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(d)(4).  --Subadvisory Agreement relating to State Street Research Bond Income Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(d)(5).  --Subadvisory Agreement relating to Balanced Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(6).  --Subadvisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

  Exhibit
  Number                                         Description
  ------                                         -----------

(d)(d)(7).  --Subadvisory Agreement relating to Alger Equity Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(d)(8).  --Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 35 to this
              Registration Statement filed on April 30, 2003.

(d)(d)(9).  --Subadvisory Agreement relating to Davis Venture Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(d)(10). --Subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio*

(d)(d)(11). --Subadvisory Agreement relating to FI Structured Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(d)(12). --Subadvisory Agreement relating to Harris Oakmark Focused Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(d)(13). --Subadvisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(d)(14). --Subadvisory Agreement relating to Loomis Sayles Small Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(d)(15). --Subadvisory Agreement relating to MFS Investors Trust Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
              Statement filed on January 17, 2003.

(d)(d)(16). --Subadvisory Agreement relating to MFS Research Managers Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this
              Registration Statement filed on January 17, 2003.

(d)(d)(17). --Subadvisory Agreement relating to State Street Research Large Cap Growth
              Portfolio*

(d)(e).     --Sub-subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio and FI
              Structured Equity Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(f).     --Sub-subadvisory Agreement relating to FI International Stock Portfolio*

(e)(a).     --Distribution Agreement dated May 16, 1983 is incorporated herein by reference to
              Post-Effective Amendment No. 17 to this Registration Statement filed on April 30,
              1996.

(e)(b).     --Addendum dated May 1, 1986 to Distribution Agreement dated May 16, 1983 is incorporated herein by reference to Post-Effective Amendment No. 17 to this
              Registration Statement filed on April 30, 1996.

(e)(c).     --Second Addendum dated May 16, 1993 to Distribution Agreement dated May 16,
              1983 is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(e)(d).     --Third Addendum dated December 1, 2000 to Distribution Agreement dated May 16,
              1983 is incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on November 30, 2000.

(e)(e).     --Fourth Addendum dated February 6, 2001 to Distribution Agreement dated May 16,
              1983 is incorporated herein by reference to Post-Effective Amendment No. 30 to this
              Registration Statement filed on April 4, 2001.

Exhibit
Number                                          Description
------                                          -----------

(e)(f). --Distribution Agreement, dated May 1, 2003, is incorporated herein by reference to Post-
          Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(e)(g). --Amended and Restated Distribution Agreement, dated May 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(f).    --None

(g)(a). --Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
          Statement filed on April 30, 1996.

(g)(b). --Revised schedule of remuneration is incorporated herein by reference to Post-
          Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(c). --Amendments to Custodian Agreement are incorporated herein by reference to Post-
          Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(d). --Amendment to Custodian Agreement is incorporated herein by reference to Post-
          Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(g)(e). --Agreement dated October 23, 2002 revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration
          Statement filed on April 30, 2003.

(g)(f). --Agreement dated April 30, 2003 revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 33 to this
          Registration Statement filed on January 17, 2003.

(h)(a). --Transfer Agency Agreement is incorporated herein by reference to Post-Effective
          Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(h)(b). --Agreement relating to the use of the "Metropolitan" name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to this
          Registration Statement filed on April 30, 1996.

(h)(c). --Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 24 to this Registration Statement filed on
          April 1, 1999.

(h)(d). --Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock
          Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-
          Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(e). --Form of Participation Agreement is incorporated herein by reference to Post-
          Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(f). --Expense Agreement*

(h)(g). --Powers of Attorney*

(i).    --Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective
          Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(j).    --Consent of Independent Public Accountants**

(k).    --None

(l).    --None

(m)(a). --Class B and Class E Distribution Plan dated February 6, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

Exhibit
Number                                        Description
------                                        -----------

(m)(b). --Class B and Class E Distribution and Services Plan dated May 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
          Statement filed on January 17, 2003.

(n).    --Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No.
          30 to this Registration Statement filed on April 4, 2001.

(o).    --None

(p)(a). --Metropolitan Series Fund, Inc. Code of Ethics*

(p)(b). --MetLife Advisers, LLC Code of Ethics*

(p)(c). --Davis Selected Advisers, L.P. Code of Ethics is incorporated herein by reference to
          Post-Effective Amendment No. 33 to this Registration Statement filed on January 17,
          2003.

(p)(d). --Fidelity Investments Code of Ethics*

(p)(e). --Wellington Management Company, LLP Code of Ethics*

(p)(f). --Harris Associates L.P. Code of Ethics is incorporated herein by reference to Post-
          Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(p)(g). --Jennison Associates LLC Code of Ethics is incorporated herein by reference to Post-
          Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(p)(h). --Loomis Sayles & Co., L.P. Code of Ethics is incorporated herein by reference to Post-
          Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(p)(i). --Massachusetts Financial Services Company Code of Ethics*

(p)(j). --Salomon Brothers Asset Management Inc (SSB Citi) Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration
          Statement filed on January 17, 2003.

(p)(k). --State Street Research & Management Company Code of Ethics*

(p)(l). --Capital Group Companies Code of Ethics is incorporated herein by reference to Post-
          Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(p)(m). --Deutsche Asset Management Code of Ethics*

(p)(n). --Franklin Templeton Investments Code of Ethics*

(p)(o). --Janus Code of Ethics*

(p)(p). --Neuberger Berman Code of Ethics*

(p)(q). --Putnam Investments Code of Ethics*

(p)(r). --T. Rowe Price Group Code of Ethics is incorporated herein by reference to Post-
          Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(p)(s). --Alger Code of Ethics is incorporated herein by reference to Post-Effective
          Amendment No. 33 to this Registration Statement filed on January 17, 2003.

--------
   * Filed herewith.

  ** To be filed by amendment.


Item 24.  Persons Controlled by or Under Common Control with the Fund

   None.

Item 25.  Indemnification.

   The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

   Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Manager.


   (a) MetLife Advisers, LLC, is the adviser of the Registrant. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of MetLife Advisers, LLC during the past two years is incorporated by reference to Form ADV filed by MetLife Advisers, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-47459).


   (b) Subadvisers of the Metropolitan Series Fund.

1. The list of each director and certain officers of State Street Research & Management Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by State Street Research pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-18538).



2. The list of each director and certain officers of Deutsche Investment Management Americas Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Deutsche Investment Management Americas Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-252).



3. The list of each director and certain officers of Janus Capital Management, LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Janus Capital Management, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13991).



4. The list of each director and certain officers of T. Rowe Price Associates, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by T. Rowe Price Associates, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).



5. The list of each director and certain officers of Metropolitan Life Insurance Company indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Metropolitan Life Insurance Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13613).



6. The list of each director and certain officers of Harris Associates L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Harris Associates L.P. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-50333).



7. The list of each director and certain officers of Neuberger Berman Management Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Neuberger Berman Management Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).



8. The list of each director and certain officers of Putnam Investment Management, LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Putnam Investment Management, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-7974).


9. The list of each director and certain officers of Franklin Advisers, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Franklin Advisers, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-26292).



10. The list of each director and certain officers of Capital Guardian Trust Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Capital Guardian Trust Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-60145).



11. The list of each director and certain officers of Davis Selected Advisers, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Davis Selected Advisers, L.P. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31648).



12. The list of each director and certain officers of Fred Alger Management, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Fred Alger Management, Inc. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 6709).



13. The list of each director and certain officers of Jennison Associates LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Jennison Associates LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 5608).



14. The list of each director and certain officers of Loomis Sayles & Company, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Loomis Sayles & Company, L.P pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-170).



15. The list of each director and certain officers of Massachusetts Financial Services Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Massachusetts Financial Services Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-17352).



16. The list of each director and certain officers of Salomon Brothers Asset Management Inc indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Salomon Brothers Asset Management Inc pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-32046).


17. The list of each director and certain officers of Wellington Management Company, LLP indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Wellington Management Company, LLP pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15908).



18. The list of each director and certain officers of Fidelity Management & Research Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Fidelity Management & Research Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-7884).


Item 27.  Principal Underwriters.


   The list of each director and certain officers of Metropolitan Life Insurance Company indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Metropolitan Life Insurance Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13613).


Item 28.  Location of Accounts and Records.

   Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the following companies:

Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010

State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602

Deutsche Investment Management Americas Inc.
Two International Place
Boston, Massachusetts 02110

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403

Janus Capital Management, LLC
100 Fillmore Street
Denver, Colorado 80206

Neuberger Berman Management Inc.
605 Third Avenue
New York, New York 10158

Putnam Investment Management, LLC
Two Liberty Square
Boston, Massachusetts 02109

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Salomon Brothers Asset Management Inc
399 Park Avenue
New York, New York 10022

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Fidelity Management & Research Company
82 Devonshire Street
Boston, Massachusetts 02109

Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

Loomis Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02110

Item 29.  Management Services.

   None.

Item 30.  Undertakings.

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Boston and The Commonwealth of Massachusetts on the 3rd day of February, 2004.


                                          METROPOLITAN SERIES FUND, INC.
                                                      (Registrant)


                                                   /s/  HUGH C. MCHAFFIE

                                          By: . . . . . . . . . . . . . . . .

                                                      Hugh C. McHaffie

                                                         President

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                         Signature                        Date
                         ---------                        ----
                   /s/  HUGH C. MCHAFFIE            February 3, 2004
              . . . . . . . . . . . . . .
                     Hugh C. McHaffie
           President and Chief Executive Officer
               (Principal Executive Officer)

                             *
              . . . . . . . . . . . . . .
                      Steve A. Garban
                         Director

                             *
              . . . . . . . . . . . . . .
                       Linda Strumpf
                         Director

                             *
              . . . . . . . . . . . . . .
                      Dean O. Morton
                         Director

                             *
              . . . . . . . . . . . . . . .
                  Michael S. Scott Morton
                         Director

                             *
              . . . . . . . . . . . . . .
                    Arthur G. Typermass
                         Director

                             *
              . . . . . . . . . . . . . .
                      Toby Rosenblatt
                         Director

                             *
              . . . . . . . . . . . . . .
                     H. Jesse Arnelle
                         Director

                        Signature                             Date
                        ---------                             ----

                            *
              . . . . . . . . . . . . . .
                     Nancy Hawthorne
                        Director

                            *
              . . . . . . . . . . . . . .
                      John T. Ludes
                        Director

                   /s/  PETER H. DUFFY                  February 3, 2004
              . . . . . . . . . . . . . . .
                     Peter H. Duffy
           Treasurer (Principal Financial and
                   Accounting Officer)

               *BY:   /S/  THOMAS M. LENZ               February 3, 2004
                . . . . . . . . . . . . . . .
                     Thomas M. Lenz
                    Attorney-in-Fact

                                 EXHIBIT INDEX


  Exhibit
  Number                                    Description
  ------                                    -----------

(b)(c).     --Amended and Restated By-Laws, dated May 8, 2003.

(d)(a)(5).  --Advisory Agreement relating to FI International Stock Portfolio

(d)(a)(14). --Investment Management Agreement relating to MetLife Stock Index Portfolio

(d)(a)(15). --Investment Management Agreement relating to MetLife Mid Cap Stock Index
              Portfolio

(d)(b)(5).  --Subadvisory Agreement relating to FI International Stock Portfolio

(d)(b)(9).  --Sub-Investment Management Agreement relating to Neuberger Berman
              Partners Mid Cap Value Portfolio

(d)(c)(12). --Advisory Agreement relating to Harris Oakmark Focused Value Portfolio

(d)(c)(18). --Advisory Agreement relating to State Street Research Large Cap Growth
              Portfolio

(d)(d)(10). --Subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio

(d)(d)(17). --Subadvisory Agreement relating to State Street Research Large Cap Growth
              Portfolio

(d)(f).     --Sub-subadvisory Agreement relating to FI International Stock Portfolio

(h)(f).     --Expense Agreement

(h)(g).     --Powers of Attorney

(p)(a).     --Metropolitan Series Fund, Inc. Code of Ethics

(p)(b).     --MetLife Advisers, LLC Code of Ethics

(p)(d).     --Fidelity Investments Code of Ethics

(p)(e).     --Wellington Management Company, LLP Code of Ethics

(p)(i).     --Massachusetts Financial Services Company Code of Ethics

(p)(k).     --State Street Research & Management Company Code of Ethics

(p)(m).     --Deutsche Asset Management Code of Ethics

(p)(n).     --Franklin Templeton Investments Code of Ethics

(p)(o).     --Janus Code of Ethics

(p)(p).     --Neuberger Berman Code of Ethics

(p)(q).     --Putnam Investments Code of Ethics